PROSPECTUS

                          VISION GROUP OF FUNDS, INC.
                         PROSPECTUS DATED JUNE 30, 1997

Vision Group of Funds, Inc. is an open-end management investment company (a mutual fund) that offers you a choice of seven separate investment portfolios with distinct investment objectives and policies. This prospectus relates to three diversified portfolios (the "Funds"), each of which is a no-load fund, so you pay no sales charge to purchase Fund shares. The Funds are:

                            VISION MONEY MARKET FUND
                       VISION TREASURY MONEY MARKET FUND

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUNDS ATTEMPT TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO DO SO.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK"), ARE NOT ENDORSED OR GUARANTEED BY M&T BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. BECAUSE THE VISION NEW YORK TAX-FREE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, INVESTMENT IN THE VISION NEW YORK TAX-FREE MONEY MARKET FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus gives you information about each of the Funds and can help you decide if any of the Funds is a suitable investment for you. Please read the prospectus before you invest and keep it for future reference.

You can find additional facts about each of the Funds in their combined Statement of Additional Information dated June 30, 1997, which has also been filed with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To obtain a free copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received it electronically, or make other inquiries about any of the Funds, simply call or write Vision Group of Funds, Inc. at the telephone number or address below. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Funds is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VISION GROUP OF FUNDS, INC.
P.O. Box 4556
Buffalo, New York 14240-4556
(800) 836-2211  (716) 842-4488

                               TABLE OF CONTENTS

Synopsis                                                                       3
A Summary of the Funds' Expenses                                               4
Financial Highlights                                                           5
Some Basic Facts About the
  Money Market and Money

  Market Mutual Funds                                                          7
How the Funds Show Performance                                                 8
How the Funds Invest                                                           9
Vision Money Market Fund                                                       9
Vision Treasury Money Market Fund                                             11
Vision New York Tax-Free
  Money Market Fund                                                           12
Common Fund Investment Techniques,

  Features and Limitations                                                    17

Fund Management, Distribution and

  Administration                                                              20

  Board of Directors                                                          20
  Investment Adviser                                                          20
  Distribution of Fund Shares                                                 21
  Administration of the Funds                                                 22
Your Guide to Using the Funds                                                 23

  How the Funds Value Their Shares                                            23
  What Fund Shares Cost                                                       23
  How to Buy Shares                                                           23
  How to Exchange Shares                                                      25
  How to Redeem Shares                                                        27
Tax Information                                                               30
  Description of Fund Shares                                                  31

Financial Statements                                                          33
Report of Ernst & Young LLP,

  Independent Auditors                                                        45
Addresses                                                                     46

                                    SYNOPSIS

INVESTMENT OBJECTIVE

Vision Group of Funds, Inc. (the "Corporation") offers you a convenient, affordable way to participate in three separate, professionally managed, diversified portfolios of short-term money market securities.


   VISION MONEY MARKET FUND

   (THE "MONEY MARKET FUND") SEEKS CURRENT INCOME WITH
   LIQUIDITY AND STABILITY OF PRINCIPAL BY INVESTING IN
   HIGH QUALITY MONEY MARKET INSTRUMENTS. (SEE PAGE 9

   FOR DETAILS.)

   VISION TREASURY MONEY
   MARKET FUND

   (THE "TREASURY FUND") SEEKS CURRENT INCOME WITH
   LIQUIDITY AND STABILITY OF PRINCIPAL BY INVESTING IN
   DIRECT OBLIGATIONS OF THE U.S. TREASURY, SUCH AS
   TREASURY BILLS AND NOTES, AND REPURCHASE AGREEMENTS
   SECURED BY THESE OBLIGATIONS. (SEE PAGE 11 FOR MORE
   INFORMATION.)

   VISION NEW YORK TAX-FREE
   MONEY MARKET FUND

   (THE "TAX-FREE FUND") SEEKS AS HIGH A LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL REGULAR INCOME TAX AS IS
   CONSISTENT WITH LIQUIDITY AND RELATIVE STABILITY OF PRINCIPAL. (SEE PAGE 12 FOR DETAILS.)


VALUING FUND SHARES

The Funds attempt to maintain a stable market value (referred to as net asset value) of $1.00 per share, although there is no assurance that they will be able to do so. (See "How the Funds Value Their Shares.")

BUYING AND REDEEMING FUND SHARES

You can conveniently buy and redeem Fund shares on almost any business day. Shares of the Funds are bought and redeemed without charge at net asset value. The minimum initial investment in each Fund is $500 ($250 for retirement plans), except under certain circumstances described in this prospectus. (See "Your Guide to Using the Funds.")

FUND MANAGEMENT

The Funds' investment adviser is M&T Bank, which makes investment decisions for the Funds. M&T Bank is the principal banking subsidiary of First Empire State Corporation.

SHAREHOLDER SERVICES

When you become a shareholder, you can easily get information about your account, and about the Funds and their services by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488).

RISK FACTORS

An investment in the Funds may involve certain risks that are explained more fully in the sections of the prospectus discussing each Fund's investment policies and their common investment techniques.

                        A SUMMARY OF THE FUNDS' EXPENSES

Every money market fund incurs expenses in conducting operations, managing investments and providing service to shareholders. The following summary breaks out each Fund's expenses. You should consider this expense information, along with other information provided in this prospectus, in making investment decisions.



ANNUAL FUND OPERATING EXPENSES

NEW YORK

TREASURY           TAX-FREE

                                                                   MONEY MARKET       MONEY MARKET

MONEY MARKET

  (as a percentage of average net assets)                              FUND
FUND               FUND

Management Fees (after waiver) (1)                                     0.40%
0.40%              0.15%
12b-1 Fees                                                             None
None               None
Shareholder Services Fee (2)                                           0.00%
0.00%              0.00%
Other Expenses                                                         0.21%
0.18%              0.35%
     Total Fund Operating Expenses

       (after waiver) (3)                                              0.61%
0.58%              0.50%

The table below can help you understand the various costs and expenses that a shareholder in the Funds will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see the section "Fund Management, Distribution and Administration" on page 20.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming
(A) a 5% annual return; and (B) redemption at the end of each time period. The Funds charge no redemption fees.

1 Year.........................................................         $ 6                $
6                $ 5
3 Years........................................................         $20
$19                $16
5 Years........................................................         $34
$32                $28
10 Years.......................................................         $76
$73                $63

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

(1) The management fees for the Money Market Fund, Treasury Money Market Fund, and New York Tax-Free Money Market Fund have been reduced to reflect the voluntary waivers by the adviser. The adviser may terminate these voluntary waivers at any time at its sole discretion. The maximum management fee for each of the above funds is 0.50%.

(2) Money Market Fund, Treasury Money Market Fund, and New York Tax-Free Money Market Fund have no present intention of accruing or paying shareholder servicing fees during the fiscal year ending April 30, 1998. If the Funds were accruing or paying shareholder servicing fees, they would be able to pay up to 0.25% of each Funds' average daily net assets. See "Fund Management, Distribution and Administration."

(3) Absent the voluntary waiver described in Note 1, the Annual Total Fund Operating Expenses for the Money Market Fund, Treasury Money Market Fund, and New York Tax-Free Money Market Fund would have been 0.71%, 0.68%, and 0.85%, respectively for the year ended April 30, 1997.

VISION MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report fo Ernst & Young LLP, Independent
Auditors on Page 45.


                                                   DISTRIBUTIONS TO

                  NET ASSET                          SHAREHOLDERS
                   VALUE,             NET              FROM NET           NET ASSET

  YEAR ENDED    BEGINNING OF      INVESTMENT          INVESTMENT        VALUE, END OF       TOTAL
  APRIL 30,        PERIOD           INCOME              INCOME             PERIOD         RETURN(B)

   MONEY MARKET FUND

   1989(a)        $    1.00             0.07               (0.07)         $    1.00            7.52%
   1990           $    1.00             0.08               (0.08)         $    1.00            8.58%
   1991           $    1.00             0.07               (0.07)         $    1.00            7.21%
   1992           $    1.00             0.05               (0.05)         $    1.00            4.60%
   1993           $    1.00             0.03               (0.03)         $    1.00            3.21%
   1994           $    1.00             0.03               (0.03)         $    1.00            3.01%
   1995           $    1.00             0.05               (0.05)         $    1.00            4.77%
   1996           $    1.00             0.05               (0.05)         $    1.00            5.33%
   1997           $    1.00             0.05               (0.05)         $    1.00            4.93%

   TREASURY MONEY MARKET FUND

   1989(a)        $    1.00             0.07               (0.07)         $    1.00            7.08%
   1990           $    1.00             0.08               (0.08)         $    1.00            8.17%
   1991           $    1.00             0.07               (0.07)         $    1.00            6.96%
   1992           $    1.00             0.04               (0.04)         $    1.00            4.54%
   1993           $    1.00             0.03               (0.03)         $    1.00            3.05%
   1994           $    1.00             0.03               (0.03)         $    1.00            2.88%
   1995           $    1.00             0.04               (0.04)         $    1.00            4.57%
   1996           $    1.00             0.05               (0.05)         $    1.00            5.25%
   1997           $    1.00             0.05               (0.05)         $    1.00            4.82%

   NEW YORK TAX-FREE MONEY MARKET FUND

   1989(a)        $    1.00             0.04               (0.04)         $    1.00            4.55%
   1990           $    1.00             0.05               (0.05)         $    1.00            5.24%
   1991           $    1.00             0.05               (0.05)         $    1.00            4.73%
   1992           $    1.00             0.03               (0.03)         $    1.00            2.99%
   1993           $    1.00             0.02               (0.02)         $    1.00            1.68%
   1994           $    1.00             0.02               (0.02)         $    1.00            1.88%
   1995           $    1.00             0.03               (0.03)         $    1.00            2.84%
   1996           $    1.00             0.03               (0.03)         $    1.00            3.20%
   1997           $    1.00             0.03               (0.03)         $    1.00            2.96%

 (a) Reflects operations for the period from June 1, 1988 (date of initial public offering) to April 30, 1989.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c)_ Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS--CONTINUED

--------------------------------------------------------------------------------

                          RATIOS TO AVERAGE NET ASSETS

                                                                      NET ASSETS,

                                   NET                                  END OF

 YEAR ENDED                     INVESMENT        EXPENSE WAIVER/      PERIOD (000
 APRIL 30,      EXPENSES         INCOME         REIMBURSEMENT(D)       OMITTED)

   MONEY MARKET FUND

   1989(a)           0.74%(c)        8.00%(c)            0.29%(c)      $  84,668
   1990              0.72%           8.19%               0.25%         $ 121,227
   1991              0.81%           6.99%               0.09%         $  86,973
   1992              0.75%           4.40%               0.06%         $ 143,670
   1993              0.36%           3.13%               0.39%         $ 226,298
   1994              0.28%           2.98%               0.42%         $ 266,626
   1995              0.51%           4.80%               0.19%         $ 431,316
   1996              0.58%           5.19%               0.11%         $ 489,229
   1997              0.61%           4.77%               0.10%         $ 599,817

   TREASURY MONEY MARKET FUND

   1989(a)           0.68%(c)        7.48%(c)            0.34%(c)      $  31,388
   1990              0.86%           7.88%               0.25%         $  32,986
   1991              0.75%           6.52%               0.06%         $  91,682
   1992              0.75%           4.38%               0.04%         $ 100,373
   1993              0.40%           2.98%               0.39%         $ 128,825
   1994              0.31%           2.86%               0.43%         $ 197,521
   1995              0.51%           4.53%               0.19%         $ 210,526
   1996              0.57%           5.10%               0.09%         $ 372,884
   1997              0.58%           4.75%               0.10%         $ 373,485

   NEW YORK TAX-FREE MONEY MARKET FUND

   1989(a)           0.68%(c)        4.83%(c)            0.45%(c)      $   8,309
   1990              0.83%           5.11%               0.65%         $   8,494
   1991              0.69%           4.66%               0.87%         $   9,445
   1992              0.95%           2.92%               0.65%         $   7,028
   1993              0.71%           1.67%               0.63%         $  17,899
   1994              0.41%           1.88%               0.58%         $  40,180
   1995              0.40%           2.76%               0.52%         $  41,238
   1996              0.48%           3.14%               0.38%         $  65,763
   1997              0.50%           2.95%               0.35%         $  56,618

 (a) Reflects operations for the period from June 1, 1988 (date of initial public offering) to April 30, 1989.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) Computed on an annualized basis.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                                SOME BASIC FACTS
                           ABOUT THE MONEY MARKET AND
                           MONEY MARKET MUTUAL FUNDS

The money market is the marketplace in which governments and companies borrow money for short periods of time by issuing short-term debt obligations known as money market instruments or money market securities. These securities often have maturity dates of a year or less, at which time the debt obligation comes due and must be repaid by the issuer. The marketplace is known as the money market because these instruments can generally be converted into cash quickly.

Among the most common types of money market securities are:

   Certificates of deposit issued by banks;

   Bankers' acceptances, a means of short-term financing for importers and exporters; Commercial paper, short-term debt obligations issued by corporations;

   U.S. Treasury bills issued by the U.S. Government; and

   Short-term municipal securities, such as bond anticipation notes ("BANs"), tax anticipation notes ("TANs") and revenue anticipation notes ("RANs") issued by state or local governments.

UNDERSTANDING MONEY MARKET FUNDS

When you invest in a money market fund, your money is pooled with that of many other investors. Professional investment managers use the money to purchase a portfolio of various money market securities, which represent debt issued by different companies or government entities. The Fund earns interest on the securities in its portfolio and passes on the income to shareholders in the form of dividend distributions. That income represents your return on the money you have invested in the Fund and it is usually referred to as yield.

Money market funds generally offer the following basic advantages.

 PROFESSIONAL INVESTMENT MANAGEMENT. You get the benefit of full-time, experienced, professional management that might otherwise be unavailable to you. The Fund's portfolio managers make investment decisions on behalf of you and other shareholders, selecting securities that they believe will best achieve each Fund's objective, as stated in the Fund's prospectus.

 DIVERSIFICATION. Diversification--spreading investments among a number of different securities--is a basic principle in reducing overall investment risk. Money market funds usually invest in a large number of securities, maintaining a level of diversification that most investors could not afford on their own because money market instruments typically require a minimum investment of $10,000 to $1 million.

 COMPETITIVE MONEY MARKET YIELDS. Money market funds often offer higher yields than most investors could obtain on other short-term savings and investment alternatives. Money market funds are not insured or guaranteed by the U.S. government, and their yields fluctuate as market conditions change.

 STABILITY OF PRINCIPAL. There is relatively little risk of losing your principal--the money you invest--with a money market fund because the securities it holds are short-term and of high credit quality. In fact, most money market funds are managed with the objective of maintaining a stable net asset value of $1 per share, although there is no guarantee that they can do so.

 LIQUIDITY. Money market fund shares are highly liquid and easily converted into cash. The Funds are legally required to redeem or buy back investors' shares and pay the investors within seven days.

                                      HOW

                                 THE FUNDS SHOW

                                  PERFORMANCE


   FROM TIME TO TIME, ADVERTISEMENTS FOR THE FUNDS MAY REFER TO RATINGS, RANKINGS, AND OTHER INFORMATION IN CERTAIN FINANCIAL PUBLICATIONS AND/OR COMPARE THE FUNDS' PERFORMANCE TO CERTAIN INDICES. THE FUNDS MAY ADVERTISE THEIR PERFORMANCE IN TERMS OF YIELD, EFFECTIVE YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN, AS DEFINED BELOW. OF COURSE, YIELD AND TOTAL RETURN FIGURES ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.


YIELD

The yield of each Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized, which means it is assumed to be generated by the investment each week for a 52-week period, and then it is expressed as a percentage of the investment.

EFFECTIVE YIELD

The effective yield is calculated similarly to the yield, but it assumes that the annualized income earned from the investment is reinvested in the Fund on a daily basis. The effective yield will be slightly higher than the yield because this assumed reinvestment produces a compounding effect.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Tax-Free Fund is calculated similarly to the yield. However, it is adjusted to show the taxable yield an investor would have to earn to equal the Fund's tax-free yield, assuming a specific tax rate, and assuming that income is 100% tax exempt.

The tax-equivalent yield is computed by dividing the tax-free yield by the result of one minus the combined federal and state tax rate. For example, if an investor is in the 31% federal income tax bracket, and the rate for state taxes is 6.85%, assuming the tax-free yield is 5.0%, the investor would have to receive 8.04% from a taxable investment to equal that tax-free yield (5.0% divided by 1 - (.31 +.0685) = 8.04%).

TOTAL RETURN

Total return represents the overall change in value of an investment in a Fund over a specified period of time, assuming all dividend distributions are reinvested in the Fund. Total return is calculated by dividing that overall change in value by the amount of the initial investment, and it is expressed as a percentage.

For example, suppose $1,000 is invested in a Fund on January 1 and on December 31 of that year the investment is worth $1,075 (assuming all dividends are reinvested). The overall change in value is $75 and the total return on the investment over that period of time would be 7.5% (75 divided by 1,000 = 7.5%).

                              HOW THE FUNDS INVEST

                                     Vision
                                  Money Market

                                      Fund


   THE MONEY MARKET FUND IS DESIGNED
   FOR CONSERVATIVE INVESTORS WHO WANT
   CURRENT INCOME, LIQUIDITY AND STABILITY

   OF PRINCIPAL.

   BY INVESTING ONLY IN HIGH QUALITY SECURITIES WITH MINIMAL CREDIT RISK AND WITH SHORT-TERM MATURITIES, THE FUND SEEKS TO MAINTAIN A STABLE $1.00 SHARE PRICE, REFERRED TO AS NET ASSET VALUE PER SHARE. THE FUND CANNOT GUARANTEE A STABLE SHARE PRICE. HOWEVER, THE
   SHORT-TERM NATURE OF ITS INVESTMENTS HELPS TO MINIMIZE PRICE
   FLUCTUATIONS.


INVESTMENT OBJECTIVE

The investment objective of the Money Market Fund (referred to in this section as the "Fund") is to seek current income with liquidity and stability of principal by investing in high quality money market instruments. The Fund pursues this investment objective by investing in a broad range of short-term debt obligations issued by the U.S. government, banks and corporations.

These obligations generally mature and come due for repayment by the issuer in 397 days or less. However, securities subject to repurchase agreements may have longer maturities (see "Repurchase Agreements" for a definition of repurchase agreements). While the Fund may hold individual securities with longer maturities, the average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, must be 90 days or less.

In seeking to achieve its investment objective, the Fund must comply with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds. For a further discussion of these requirements, see the "Regulatory Compliance" section in the Statement of Additional Information. The Fund's investment objective and the investment policies and limitations described below cannot be changed without shareholder approval.

                             INVESTMENT POLICIES


   THE FUND INVESTS IN A WIDE RANGE OF HIGH QUALITY
   MONEY MARKET INSTRUMENTS. THESE INCLUDE CORPORATE
   COMMERCIAL PAPER IN S&P'S OR MOODY'S TWO HIGHEST
   RATING CATEGORIES, CERTIFICATES OF DEPOSIT ISSUED BY
   MAJOR BANKS, AND U.S. GOVERNMENT SECURITIES.


                             ACCEPTABLE INVESTMENTS

The high quality money market instruments in which the Fund invests include, but are not limited to, the following:

   commercial paper (short-term promissory notes issued by corporations) rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or Prime-2 or better by Moody's Investors Service, Inc. ("Moody's"), money market instruments (including commercial paper) which are not rated but are determined by M&T Bank, the Fund's investment adviser, to be of comparable quality pursuant to guidelines approved by the Corporation's Board of Directors, variable rate demand notes, and variable amount demand master notes (as described under "Common Fund Investment Techniques, Features and Limitations");

   instruments of domestic banks and savings and loans (such as certificates of deposit, time deposits, and bankers' acceptances) if they have capital, surplus and undivided profits of over $100,000,000 and if their deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"). The Fund may also make interest-bearing savings deposits in commercial banks and savings banks not in excess of 5% of the Fund's total assets. In addition, the Fund may purchase U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion;

   obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including certain of these obligations purchased on a when-issued or delayed delivery basis (see "When-Issued and Delayed Delivery Transactions"). Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. Other securities, such as obligations of the Federal National Mortgage Association, Farm Credit Banks or Federal Home Loan Mortgage Corporation, are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government; and

   repurchase agreements secured by any of the above instruments (see "Repurchase Agreements").

                          RISK FACTORS ASSOCIATED WITH
                             FOREIGN INVESTMENTS


   THE FUND MAY INVEST ONLY IN HIGH QUALITY DEBT
   OBLIGATIONS OF FOREIGN BANKS.


The Fund's investment in U.S. dollar- denominated obligations of foreign banks and foreign branches of U.S. banks is limited to less than 25% of the value of the Fund's total assets at the time of purchase. Further, the Fund may invest in an obligation of a foreign bank or a foreign branch of a U.S. bank only if the investment adviser considers the instrument to present minimal credit risk. Nevertheless, this type of investment may subject the Fund to different risks than investing in domestic obligations of U.S. banks because political, regulatory, and economic systems and conditions vary from country to country.

These risks include possible adverse political and economic developments, the possible imposition of withholding taxes on interest income and the possible seizure or nationalization of foreign deposits. Additional risks include the possible establishment of exchange controls and the possible adoption of foreign government restrictions that might adversely affect the payment of principal and interest on these foreign obligations.

In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                                     Vision
                                    Treasury

                                  Money Market
                                      Fund


   THE TREASURY FUND IS DESIGNED FOR CONSERVATIVE
   INVESTORS WHO WANT CURRENT INCOME, LIQUIDITY, AND

   STABILITY OF PRINCIPAL.

   BY INVESTING IN U.S. TREASURY SECURITIES WITH
   SHORT-TERM MATURITIES, THE FUND SEEKS TO MAINTAIN A
   STABLE $1.00 SHARE PRICE, REFERRED TO AS NET ASSET
   VALUE PER SHARE. THE FUND CANNOT GUARANTEE A STABLE
   SHARE PRICE. HOWEVER, THE SHORT-TERM NATURE OF ITS
   INVESTMENTS HELPS TO MINIMIZE PRICE FLUCTUATIONS.


INVESTMENT OBJECTIVE

The investment objective of the Treasury Fund (referred to in this section as the "Fund") is to seek current income with liquidity and stability of principal. The Fund pursues this investment objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and repurchase agreements secured by these obligations. A repurchase agreement is an agreement in which the organization selling U.S. Treasury securities to the Fund agrees to repurchase the securities at a mutually agreed upon price and time (see "Repurchase Agreements" for further details).

The Fund invests in direct U.S. Treasury obligations that mature in 397 days or less from the time of investment. However, securities subject to repurchase agreements may have longer maturities. While the Fund may hold individual securities with longer maturities, the average maturity of the obligations in the Fund's portfolio, computed on a dollar-weighted basis, must be 90 days or less.

In seeking to achieve its investment objective, the Fund must comply with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds. For a further discussion of these requirements, see the "Regulatory Compliance" section in the Statement of Additional Information. The Fund's investment objective and the investment policies and limitations described below cannot be changed without shareholder approval.

INVESTMENT POLICIES

                             ACCEPTABLE INVESTMENTS

The Fund invests in short-term U.S. Treasury obligations. The obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. The Fund may also invest in repurchase agreements secured by these obligations.

                                     Vision
                               New York Tax-Free

                                  Money Market
                                      Fund


   THE TAX-FREE FUND IS DESIGNED FOR INVESTORS WHO WANT INCOME THAT IS FREE FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES, AS WELL AS LIQUIDITY AND STABILITY OF PRINCIPAL.

   BY INVESTING ONLY IN HIGH QUALITY SECURITIES WITH SHORT-TERM
   MATURITIES, THE FUND SEEKS TO MAINTAIN A STABLE $1.00 SHARE PRICE, REFERRED TO AS NET ASSET VALUE PER SHARE. THE FUND CANNOT GUARANTEE A STABLE PRICE. HOWEVER, THE SHORT-TERM NATURE OF ITS INVESTMENTS HELPS TO MINIMIZE PRICE FLUCTUATIONS.


INVESTMENT OBJECTIVE

The investment objective of the Tax-Free Fund (referred to in this section as the "Fund") is to seek as high a level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal. The Fund pursues this investment objective by investing substantially all of its assets in a portfolio of high quality, tax-exempt debt obligations (municipal securities) that mature in 397 days or less from the time of investment. However, variable rate demand master notes and securities subject to repurchase agreements may have longer maturities. The average maturity of the tax-free obligations in the Fund's portfolio, computed on a dollar-weighted basis, must be 90 days or less.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in debt obligations that pay interest exempt from federal regular income tax, although the Fund may also invest in short-term taxable debt obligations in certain circumstances.

Subject to the Fund's investment objective and policies, the Fund will attempt to invest its net assets, to the extent practicable, in tax-exempt obligations issued by the State of New York and its political subdivisions (New York municipal securities). The Fund intends to invest, under normal market conditions, at least 80% of its net assets in New York municipal securities. To the extent dividends paid by the Fund are derived from interest on New York municipal securities, they will be exempt from federal regular income tax, as well as New York State and New York City income taxes. New York municipal securities are discussed in more detail below.

In seeking to achieve its investment objective, the Fund must comply with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds. For a further discussion of these requirements, see the "Regulatory Compliance" section in the Statement of Additional
Information. The Fund's investment objective and the investment policies described below cannot be changed without shareholder approval.

INVESTMENT POLICIES


   THE TYPES OF MUNICIPAL SECURITIES IN WHICH THE FUND
   MAY INVEST ARE DISCUSSED IN MORE DETAIL BELOW UNDER

   "TYPES OF MUNICIPAL SECURITIES."

                             ACCEPTABLE INVESTMENTS

The Fund intends to invest exclusively in a diversified portfolio of short-term, tax-exempt municipal obligations. However, in certain extraordinary circumstances, the Fund may make temporary investments, as discussed below under "Temporary Investments."

Municipal securities include securities issued by or on behalf of states, counties, and municipalities and their agencies, authorities and other political subdivisions, as well as securities issued by the District of Columbia and territories and possessions of the United States, such as Puerto Rico. When these securities are issued, attorneys representing the issuer provide opinions stating that the securities are valid municipal securities and that the interest on the securities is exempt from federal regular income tax. Municipal securities include, but are not limited to, the following types: general obligation bonds and notes, revenue bonds and notes, tax and revenue anticipation notes, bond and grant anticipation notes, construction loan notes, and tax exempt commercial paper.

CREDIT GUIDELINES


   THE FUND HAS STRICT INVESTMENT

   STANDARDS.

The Fund invests only in municipal securities that are determined by M&T Bank, the Fund's investment adviser, to present minimal credit risks and that are considered to be of "high quality," as defined below, at the time of purchase.

This includes securities that are:

   rated within the two highest rating categories by Moody's (Aaa or Aa) or S&P (AAA or AA), in the cases of bonds;

   rated SP-1 by S&P or MIG-1 by Moody's, in the case of notes;

   rated VMIG-1 by Moody's, in the case of variable rate municipal securities;

   rated A-1 or higher by S&P or Prime-1 by Moody's, in the case of tax-exempt commercial paper; and

   securities that are not rated at the time of purchase but that are determined to be of comparable quality to the above ratings by M&T Bank. M&T Bank uses guidelines approved by the Corporation's Board of Directors to make these quality determination.

NEW YORK MUNICIPAL SECURITIES


   THE FUND INTENDS TO INVEST MOST OF ITS ASSETS IN NEW
   YORK MUNICIPAL SECURITIES, PROVIDED A SUFFICIENT
   SUPPLY OF SUITABLE QUALITY NEW YORK SECURITIES IS

   AVAILABLE.

Whenever possible, M&T Bank intends to invest at least 80% of the Fund's net assets in New York municipal securities, provided the investment is consistent with the Fund's investment objective and policies and its status as a diversified management investment company. Because the supply of New York municipal securities that meet the Fund's investment objective may fluctuate, M&T Bank cannot predict precisely what percentage of the Fund's portfolio will be invested in such issues.

New York municipal securities are generally issued to finance public works within the state, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other public institutions and facilities.

New York municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing assistance to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increase local employment.

                          INVESTMENT RISKS OF NEW YORK
                              MUNICIPAL SECURITIES

Yields on New York municipal securities depend on a variety of factors, including the general conditions of the short-term municipal note market and of the municipal bond market, the size of the particular offering, the maturity of the obligations, and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could have an impact on the Fund's portfolio. The ability of the Fund to achieve its investment objective depends on the continuing ability of issuers of New York municipal securities, or their guarantors, to meet their obligations for the timely payment of interest and principal when due. Investing in New York municipal securities that meet the Fund's quality standards may not be possible if the State, counties, municipalities and City of New York do not maintain their current credit ratings.

                          CONCENTRATION OF INVESTMENTS

Except as stated above with respect to New York municipal securities, M&T Bank does not intend to invest more than 25% of the Fund's net assets on a regular basis in securities of issuers in the same industry.


   TO THE EXTENT THE FUND CONCENTRATES ITS INVESTMENTS, IT IS SUBJECT TO GREATER RISKS.


To the extent the Fund's assets are concentrated in New York municipal securities, the Fund will be subject to the special risks presented by the laws and economic conditions relating to that state to a greater extent than it would be if its assets were not so concentrated. In particular, an investment in the Fund is subject to the risk of market value fluctuations inherent in owning New York municipal securities.

                         TYPES OF MUNICIPAL SECURITIES

The two principal classifications of municipal securities are general obligation and revenue bonds. These and other types of municipal securities are discussed below.

GENERAL OBLIGATION BONDS


   ISSUERS OF GENERAL OBLIGATION BONDS INCLUDE STATES, COUNTIES,
   CITIES, TOWNS AND OTHER GOVERNMENT UNITS.


General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest.

REVENUE BONDS


   REVENUE BONDS MAY BE ISSUED TO BUILD A TOLL BRIDGE, HIGHWAY, EDUCATIONAL FACILITY, HOSPITAL OR OTHER FACILITY THAT SERVES A PUBLIC NEED AND GENERATES REVENUE. THE TOLLS OR OTHER FEES COLLECTED BY THESE FACILITIES ARE THEN USED TO REPAY THE BONDS.


Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt or charge against the general revenues of a municipality or public authority.

INDUSTRIAL DEVELOPMENT AND
POLLUTION CONTROL BONDS



   INDUSTRIAL DEVELOPMENT BONDS ARE ISSUED BY A STATE OR LOCAL
   GOVERNMENT TO FINANCE PLANTS AND FACILITIES THAT ARE LEASED TO
   PRIVATE BUSINESSES.



Industrial development bonds and pollution control bonds are typically classified as revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MORAL OBLIGATION BONDS

Moral obligation bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its interest and principal payments from current revenues, it may draw on a reserve fund. The state or municipality that created the issuer has given a moral pledge to appropriate funds to replenish the reserve fund. But that pledge is only a moral commitment, not a legal obligation of the state or municipality.

VARIABLE RATE MUNICIPAL SECURITIES

Some of the municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund (usually in not more than seven days) which is considered in computing maturity. While some variable rate municipal securities without this demand feature may not be considered liquid by M&T Bank, the Fund's investment limitations require that it will invest no more than 10% of its total assets in illiquid securities.

All variable rate municipal securities will meet the quality standards for the Fund. The investment adviser has been instructed by the Corporation's Board of Directors to monitor the pricing, quality, and liquidity of the variable rate municipal securities held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services. Where necessary to ensure that an instrument is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the instrument be backed by an unconditional bank letter or line of credit guarantee or commitment to lend.

                                AMT OBLIGATIONS


   INTEREST ON SOME MUNICIPAL SECURITIES MAY BE SUBJECT TO A SPECIAL FEDERAL ALTERNATIVE MINIMUM TAX.



While traditional municipal bonds finance roads, schools, libraries, and other public facilities, some municipal bonds known as private activity bonds provide benefits to private parties. Examples of private activity bonds include single-family housing bonds and some industrial development bonds. Interest on certain private activity municipal bonds issued after August 7, 1986 is a tax preference item for purposes of computing the federal alternative minimum tax (AMT), although interest on these bonds is not subject to regular federal income tax. These bonds are referred to as AMT bonds or AMT obligations. For more information about the AMT, please see "Tax Information."

The Fund may purchase all kinds of municipal securities, including AMT obligations. To the extent the Fund invests in AMT obligations, a portion of the Fund's dividends will be treated as a tax preference item for shareholders potentially subject to the AMT.

As noted earlier, the Fund has a policy of investing at least 80% of its net assets in securities that pay interest exempt from federal regular income tax. The Fund does not consider these AMT obligations tax-exempt for purposes of determining its compliance with this investment policy.

TEMPORARY INVESTMENTS



   THE FUND MAY MAKE TEMPORARY TAXABLE INVESTMENTS.


The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. However, from time to time, on a temporary basis, or when M&T Bank determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term money market instruments (referred to as temporary investments). Interest income from temporary investments may be taxable to shareholders as ordinary income.

These temporary investments may not exceed 20% of the total assets of the Fund, except when made for temporary defensive purposes, in which case the Fund may invest 100% of its total assets in such investments. They include:

   obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as the New York municipal securities purchased by the Fund;

   obligations issued or guaranteed by the
   U.S. government, its agencies or instrumentalities;

   certificates of deposit, bankers' acceptances, or other instruments issued by a U. S. branch of a domestic bank or savings and loan association with capital, surplus, and undivided profits in excess of $1 billion at the time of investment;

   repurchase agreements and reverse repurchase agreements;

   certain specified private activity bonds; and

   debt securities, including commercial paper, of issuers having a quality rating within the two highest rating categories of either S&P or Moody's at the time of purchase.

In addition, the Fund may temporarily hold uninvested cash reserves that do not earn income if, in the opinion of M&T Bank, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets that may be held uninvested.

See the Statement of Additional Information for a further discussion of these temporary investments.

                                  COMMON FUND
                             INVESTMENT TECHNIQUES,

                                  FEATURES AND

                                  LIMITATIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Under normal market conditions, each Fund will not enter into commitments to purchase securities on a when-issued basis that exceed 25% of the value of its total assets. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

As an operating policy, the Funds reserve the right to dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

REPURCHASE AGREEMENTS



   IN A REPURCHASE AGREEMENT, A FUND BUYS SECURITIES AND
   AT THE SAME TIME AGREES TO SELL THEM BACK AT A STATED
   PRICE.


The Funds may enter into repurchase agreements for U.S. government securities and certificates of deposit with banks, broker/dealers, and other recognized financial institutions. In a repurchase agreement, a Fund agrees to purchase securities from the selling institution and the seller simultaneously agrees to repurchase the securities at a specific price within a stated time. The stated repurchase date must be within a year of the date the Fund acquires the securities. The Funds or their custodian (the bank that holds each Fund's assets in safekeeping) takes possession of securities subject to repurchase agreements, and these securities are marked to the market or valued daily.

If the original seller does not repurchase the securities from a Fund, that Fund could receive less than the repurchase price on any sale of those securities. If the seller filed for bankruptcy or became insolvent, the Fund's sale of the securities might be delayed pending court action. The Funds have regular procedures in effect for taking custody of portfolio securities subject to repurchase agreements. Because of those established procedures, the Funds believe that a court of competent jurisdiction would rule in favor of the Fund and allow the Fund to retain or dispose of the securities.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that the Funds' adviser considers creditworthy under guidelines approved by the Corporation's Board of Directors.

VARIABLE RATE DEMAND NOTES

The Funds may purchase variable rate demand notes, which are long-term debt instruments that have variable or floating interest rates and provide the Funds with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Funds to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Funds tender the security at the time of each interest rate adjustment or at other fixed intervals.

VARIABLE AMOUNT DEMAND
MASTER NOTES


   WITH A VARIABLE AMOUNT DEMAND MASTER NOTE, BOTH THE AMOUNT OF THE LOAN AND THE INTEREST RATE MAY VARY.


The Tax-Free Fund and the Money Market Fund may purchase variable amount demand master notes. Variable amount demand master notes represent a borrowing arrangement between a commercial paper issuer, the borrower, and an institutional lender, such as the Fund. The Fund has the right to demand payment of the loan it has made upon short notice. The Fund typically has the right to increase the amount borrowed under the note, at any time, up to the full amount provided by the note agreement.

Both the Fund and the borrower have the right to reduce the amount of outstanding indebtedness at any time. In some instances, however, the Fund and the borrower may agree that the amount of outstanding indebtedness remain fixed. Variable amount demand master notes provide that the interest rate on the amount outstanding varies depending upon a stated short-term interest rate index.

CREDIT ENHANCEMENT

Certain of the Acceptable Investments of the Tax-Free Fund and the Money Market Fund may have been credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, or default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Tax-Free Fund and the Money Market Fund and affect their share price. The Tax-Free Fund and the Money Market Fund may have more than 25% of their total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Tax-Free Fund and the Money Market Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or another third party, and may not be transferred separately from the underlying security. The Funds use these arrangements to provide the Funds with liquidity and not to protect against changes in the market value of the underlying securities.

The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

INVESTMENT LIMITATIONS


   THE FUNDS FOLLOW A NUMBER OF GUIDELINES IN MANAGING THEIR
   PORTFOLIOS IN ORDER TO LIMIT INVESTMENT RISKS.



Many of the investment restrictions to which each Fund is subject may be changed only by a majority vote of the outstanding shares of the Fund. You can find a more detailed description of the following investment limitations, together with other investment limitations that can be changed only with such a vote of shareholders, in the Statement of Additional Information under "Investment Limitations."

All of the Funds have the following common investment limitations. The Funds may not:

   borrow money or issue senior securities, except, under certain circumstances, a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. The Fund may not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding; or

   enter into repurchase agreements providing for settlement more than seven days after notice, if such an investment, together with any other illiquid securities in a Fund, exceeds 10% the Fund's total assets.

The Tax-Free Fund may not:

   purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued by the State of New York or any of its authorities, agencies, instrumentalities, or political subdivisions; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; or repurchase agreements secured by any of the foregoing obligations; or invest less than 80% of its net assets in securities the interest on which is exempt from federal regular income tax, except during temporary defensive periods; AMT obligations are not considered securities the interest on which is exempt from federal regular income tax.

The Treasury Fund may not:

   purchase securities other than direct obligations of the U.S.
   Treasury, such as Treasury bills and notes, some of which may be subject to repurchase agreements.

The Money Market Fund may not:

   purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by domestic bank instruments or obligations of the U.S. government, its agencies or instrumentalities.

   The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

All of the Funds may not:

   enter into repurchase agreements providing for settlement more than seven days after notice, if such an investment, together with any illiquid securities in a Fund, exceeds 10% of the Fund's net assets.

                                FUND MANAGEMENT,
                                DISTRIBUTION AND

                                 ADMINISTRATION

                             BOARD OF DIRECTORS


   A BOARD OF DIRECTORS SUPERVISES THE FUNDS.


The Corporation's Board of Directors are responsible for managing the business affairs of the Funds and for exercising all the Funds' powers, except those reserved for the Funds' shareholders.

                             INVESTMENT ADVISER



   MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK") MAKES
   INVESTMENT DECISIONS FOR THE FUNDS, ACTING UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.



As investment adviser, M&T Bank continually conducts investment research and supervision for the Funds and is responsible for all purchases and sales of the securities in each Fund's portfolio. M&T Bank receives an annual fee from each of the Funds for these services.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Funds and their portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Funds; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Directors, and could result in severe penalties.

ADVISORY FEES

For the services M&T Bank provides and the expenses it assumes as investment adviser, M&T Bank is entitled to receive a fee from each Fund equal to an annual rate of 0.50% of each Fund's average net assets. This fee is computed daily and paid monthly. M&T Bank has agreed to pay all expenses it incurs in connection with its advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds.


   M&T BANK MAY VOLUNTARILY WAIVE PART OF ITS ADVISORY
   FEES.



From time to time, M&T Bank may voluntarily waive all or a portion of its advisory fees in order to help the Fund maintain a competitive expense ratio.

ADVISER'S BACKGROUND



   FOUNDED IN 1856, M&T BANK PROVIDES COMPREHENSIVE
   BANKING AND FINANCIAL
   SERVICES.


M&T Bank is the principal banking subsidiary of First Empire State Corporation, a $13 billion bank holding company, as of December 31, 1996, headquartered in Buffalo, New York. M&T Bank has 174 offices throughout New York State and an office in Nassau, The Bahamas as of May 31, 1997.

M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State. The Fund's investments are managed through the Trust & Investment Services Division of M&T Bank. As of December 31, 1996, M&T Bank had $3.1 billion in assets under management for which it has investment discretion (which includes employee benefits, personal trusts, estates, agencies and other accounts). M&T Bank has served as investment adviser to various funds of the Corporation since 1988. As of December 31, 1996, M&T Bank managed over $1.2 billion in net assets of the Corporation's money market funds. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

                          DISTRIBUTION OF FUND SHARES


   FEDERATED SECURITIES CORP. IS THE PRINCIPAL
   DISTRIBUTOR FOR SHARES OF THE FUNDS.



Shares of the Funds are sold on a continuous basis by Federated Securities Corp., as the principal distributor. It is a Pennsylvania corporation organized on November 14, 1969, and is also the principal distributor for a number of other investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds have adopted a Shareholder Services Plan, which is administered by Federated Administrative Services. Under the Plan, M&T Bank may act as a shareholder servicing agent (the "Shareholder Servicing Agent") for the Funds. The Funds may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be equal to 0.25% of a Fund's average daily net assets for which the Shareholder Servicing Agent provides services. The Funds will not accrue or pay any shareholder servicing agent fees until a separate class of shares has been created for the Funds or the prospectus is amended to reflect the imposition of fees.

ADMINISTRATIVE ARRANGEMENTS

The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings and loan associations) to provide certain administrative services that are not provided by Federated Administrative Services (see below). These administrative services include distributing prospectuses and other information, providing accounting assistance and shareholder communications, or otherwise facilitating shareholder purchases and redemptions (sales) of any Fund shares. The administrators appointed could include affiliates of the adviser.

Brokers, dealers, and administrators will receive fees from the distributor based upon shares owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. If the distributor pays any fees for these services, the fees will be reimbursed by the adviser and not the Funds.

In addition, brokers, dealers, and administrators may receive additional payments in the form of cash or promotional incentives based on the amount of any Fund shares purchased by their clients or customers.

The distributor, M&T Bank, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of shares of the Funds or as financial assistance for providing substantial marketing, sales and operational support. Compensation may also include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other special events. In some instances, this compensation may be predicated upon the amount of shares sold and/or upon the type and nature of sales or operational support they furnish. Dealers may not use sales of the Corporation's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned other compensation shall be paid for by the Corporation, the Funds or their shareholders, nor will it change the price paid by investors for the purchase of Fund shares.

                         ADMINISTRATION OF THE FUNDS



   FEDERATED ADMINISTRATIVE SERVICES, A SUBSIDIARY OF
   FEDERATED INVESTORS, PROVIDES THE FUNDS WITH CERTAIN
   ADMINISTRATIVE PERSONNEL AND SERVICES NECESSARY TO
   OPERATE THE FUNDS.


ADMINISTRATIVE SERVICES

Such services include certain legal and accounting services. Federated Administrative Services provides these services for an annual fee as specified in the following table:


   MAXIMUM

ADMINISTRATIVE       AGGREGATE DAILY NET ASSETS OF
     FEE              VISION GROUP OF FUNDS, INC.


    .150%       on the first $250 million
    .125%       on the next $250 million
    .100%       on the next $250 million
    .075%       on assets in excess of $750 million


The administrative fee received during any fiscal year will be at least $50,000 per Fund. Federated Administrative Services may choose voluntarily to waive a portion of its fee at any time.

                                   YOUR GUIDE
                                    TO USING

                                   THE FUNDS

                              HOW THE FUNDS VALUE
                                THEIR SHARES



   THE TERM "NET ASSET VALUE" REFERS TO THE VALUE OF ONE
   FUND SHARE.



Net asset value is calculated by adding up the value of all of a Fund's securities and cash (its assets), subtracting all of its liabilities (including all expenses payable or accrued by the Fund), and then dividing the result (net assets) by the total number of Fund shares outstanding.

Each Fund attempts to maintain a stable net asset value of $1.00 per share through its investment policies, which have been described previously, and through its policies for valuing securities in its portfolio. Each Fund values its portfolio securities based on their amortized cost. This method of valuation assumes a stable rate of income from the day securities are purchased until they mature, without taking into account actual changes in market value based on interest rate changes. Prices of money market securities and other fixed income securities typically move in the opposite direction of interest rates. That is, prices generally increase when interest rates fall and decrease when interest rates rise.

Under the amortized cost method of valuation used by the Funds, the value of the Funds' assets will not change in response to fluctuating interest rates. However, each Fund monitors the difference between the amortized cost value of its assets and their actual market value, which can be expected to vary inversely with changes in interest rates. Of course, the Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

                            WHAT FUND SHARES COST


   THERE IS NO SALES CHARGE TO BUY FUND SHARES.


Shares of the Funds are sold at the next net asset value calculated after your order is received (normally $1.00 per share). Each Fund's net asset value is determined at 12:00 p.m. Eastern time, 3:00 p.m. Eastern time and at the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange Monday through Friday, except on:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

In connection with the sale of Fund shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor.

                              HOW TO BUY SHARES


   YOU CAN BUY FUND SHARES BY FEDERAL RESERVE WIRE, MAIL OR TRANSFER, AS EXPLAINED BELOW.



You can buy shares of the Funds on any business day, except on days when the New York Stock Exchange or M&T Bank is closed, or on holidays when wire transfers are restricted (Columbus Day, Veterans' Day, and Martin Luther King Day). The Funds reserve the right to reject any purchase request. Texas residents must purchase through Federated Securities Corp. at 1-800-618-8573.

OPENING AN ACCOUNT

To make an initial investment in the Funds, you must open an account by completing the account application form. Information needed to open your account may also be taken over the telephone. To apply by phone or get help in completing the enclosed application, simply call an account representative at M&T Bank or those affiliates of M&T Bank which make shares available or M&T Bank's Mutual Fund Services at
(800) 836-2211 (in the Buffalo area, phone 842-4488). The Funds use this telephone number only to service shareholders of Vision Group of Funds, Inc. You also may purchase shares of the Funds through any representative of M&T Securities, Inc. ("M&T Securities") at M&T Bank, as well as at separate M&T Securities locations, or by calling 1-800-724-5445. M&T Securities (member NASD and SIPC) is a wholly-owned registered broker-dealer subsidiary of M&T Bank.

MINIMUM INITIAL INVESTMENT



   A $500 INITIAL INVESTMENT IS ALL THAT'S REQUIRED.


The minimum initial investment in each Fund is $500, unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent minimum investments must be in amounts of at least $25, including retirement plans. In addition, the minimum initial and subsequent investment amounts may be waived or lowered from time to time, such as for customers participating in automatic investment services offered by M&T Bank.

BUYING SHARES BY WIRE

You can purchase shares of the Funds by Federal Reserve wire. This is referred to as wiring federal funds, and it simply means that your bank sends money to the Funds' bank through the Federal Reserve System. To purchase shares by Federal Reserve wire, call M&T Bank's Mutual Fund Services before 11:00 a.m. (Eastern time) to place your order. The order is considered immediately received. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that same day.

BUYING SHARES BY MAIL

To buy shares of a Fund for the first time by mail, complete and sign the account application form and mail it, together with your check made payable to (Name of the Fund) in an amount of $500 or more, to the address below:

  Vision Group of Funds, Inc.
  P.O. Box 4556
  Buffalo, New York 14240-4556

Current shareholders can purchase shares by mail by sending a check to the same address. Orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check has been received.

BUYING SHARES BY TRANSFER

To purchase shares of the Funds by transferring money from a bank account, you must maintain a checking or NOW deposit account at M&T Bank or any of its affiliate banks. To place an order, call M&T Bank's Mutual Fund Services before 11:00 a.m. (Eastern time). The money will be transferred from your M&T Bank checking or NOW deposit account to your Fund account that same day.

Shareholders who previously purchased shares of the Funds through The Fairfield Group, Inc., the Fund's former distributor, may continue to purchase, exchange, or redeem their shares by calling Federated
Securities Corp. at (800) 618-8573.

CUSTOMER AGREEMENTS

Shareholders normally purchase shares of the Funds through different types of customer accounts at M&T Bank and its affiliates. You should read this prospectus together with any applicable agreement between you and the institution to learn about the services provided, the fees charged for those services, and any restrictions or limitations that may be imposed.

SYSTEMATIC INVESTMENT PROGRAM


   YOU CAN BUY SHARES CONVENIENTLY THROUGH THE FUNDS'
   SYSTEMATIC INVESTMENT PROGRAM.



Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your bank checking or NOW deposit account. The money may be withdrawn monthly or quarterly and invested in Fund shares at the next net asset value calculated after your order is received. To sign up for this program, please call

M&T Bank's Mutual Fund Services for an application.

DIVIDENDS



   YOU EARN DAILY DIVIDENDS.


The Funds declare dividends daily and pay them monthly. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends on the day after the check is converted into federal funds.

Dividends are automatically reinvested in additional shares of a Fund on the dates the dividends are paid unless you request cash payments on the account application form or by contacting M&T Bank's Mutual Fund Services.

CAPITAL GAINS

If, for some extraordinary reason, a Fund realizes capital gains, those capital gains could result in an increase in the Fund's dividends. Conversely, any capital losses realized by a Fund could result in a decrease in its dividends. In the unlikely event that a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months. The Funds do not expect to realize any capital gains or losses and, therefore, do not foresee paying any "capital gains dividends," as defined in the Internal Revenue Code.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Federated Shareholder Services
Company maintains a share account for each shareholder. The Funds will not issue certificates for your shares unless you make a written request to the Funds. Federated Shareholder Services Company is a subsidiary of Federated Investors.

Monthly confirmations are sent to report transactions such as purchases and redemptions as well as dividends paid during the month.

RETIREMENT PLANS

Shares of the Fund can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser. You should note that an investment in the Tax-Free Fund is generally not appropriate for retirement plans or IRA accounts.

                           HOW TO EXCHANGE SHARES



   IF YOUR INVESTMENT NEEDS CHANGE, YOU CAN CONVENIENTLY EXCHANGE
   SHARES OF ANY OF THE FUNDS FOR SHARES OF OTHER FUNDS IN THE
   CORPORATION THAT ARE REGISTERED IN YOUR STATE.



All shareholders in any of the Funds are shareholders of Vision Group of Funds, Inc. and have access to the other portfolios of the Corporation (referred to as the "Participating Funds" and listed below under "Description of Fund Shares") through an exchange program. You may exchange shares of a Participating Fund for shares of other Participating Funds at net asset value, plus any applicable sales charge.

When exchanging into and out of Participating Funds with a sales charge and Participating Funds without a sales charge, shareholders who have paid a sales charge once upon purchasing shares of any Participating Fund, including those shares acquired by the reinvestment of dividends, will not have to pay a sales charge again on an exchange. When exchanging into and out of Participating Funds with different sales charges, exchanges are made at net asset value. Shares of Participating Funds with no sales charge acquired by direct purchase may be exchanged for shares of other Participating Funds with a sales charge at net asset value plus the applicable sales charge. However, shares of Participating Funds with no sales charge that were acquired by the reinvestment of dividends will not be subject to a sales charge upon an exchange into shares of a Participating Fund with a sales charge. Instead, such exchanges will be made at net asset value.

To be eligible for this exchange privilege, you must exchange shares with a net asset value of at least $500. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. You may exchange your shares only for shares of Participating Funds that may legally be sold in your state of residence. Prior to any exchange, you must receive a copy of the current prospectus of the Participating Fund into which the exchange is being made.

Once Federated Shareholder Services Company has received proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next net asset value calculated. If you do not have an account in the Participating Fund whose shares you want to acquire, you must establish a new account. Unless you specify otherwise, this account will be registered in the same name and have the same dividend and capital gains payment options as you selected with your existing account. If the new account registration (name, address, and taxpayer identification number) is not identical to your existing account, you must provide a signature guarantee to verify your signature. Please see "Signature Guarantees" below for more information about signature guarantees.

Each exchange is considered a sale of shares of one Fund and a purchase of shares of another Fund and, depending on the circumstances, may generate a short or long-term capital gain or loss for federal income tax purposes.

Each Fund reserves the right to modify or terminate the exchange privilege at any time. Shareholders will be notified prior to any modification or termination.

To find out more about the exchange privilege, call M&T Bank's Mutual Fund Services at the number listed below.

EXCHANGING SHARES BY TELEPHONE



   TO BE ELIGIBLE FOR TELEPHONE EXCHANGES, SELECT THAT OPTION WHEN YOU OPEN YOUR ACCOUNT.



You may exchange shares between Participating Funds by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488). To sign-up for telephone exchanges, you must select the telephone exchange option on the new account application. It is recommended that you request this privilege on your initial application. If you do not and later wish to take advantage of telephone exchanges, you may call M&T Bank's Mutual Fund Services for authorization.

You can only exchange shares by telephone between Fund accounts with identical shareholder registrations (names, addresses, and taxpayer identification numbers).

Telephone exchange instructions must be received by M&T Bank by 11:00 a.m. (Eastern time) and transmitted to Federated Shareholder Services Company before 4:00 p.m. (Eastern time) for shares to be exchanged that same day. You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You may have difficulty making exchanges by telephone in times of unusual economic or market changes when the volume of telephone requests may be exceptionally high. If you cannot contact M&T Bank's Mutual Fund Services by telephone, please send a written exchange request by mail for next day delivery to the Vision Group of Funds, Inc. at the address shown below.

If you have certificates for the shares you want to exchange, you cannot make a telephone exchange. Instead, the certificates must be properly endorsed and should be sent by registered or certified mail, along with your written exchange request, to the Vision Group of Funds, Inc. at the address shown below. M&T Bank's Mutual Fund Services will then forward the certificate to the transfer agent, Federated Shareholder Services Company, and the shares will be deposited in your account before the exchange is made.

Shareholders requesting the telephone exchange service authorize the Corporation and its agents to act upon their telephonic instructions to exchange shares from any account for which they have authorized such services. Exchange instructions given by telephone may be electronically recorded for your protection. If reasonable procedures are not followed by the Funds, the Funds may be liable for losses due to unauthorized or fraudulent telephone instructions.

EXCHANGING SHARES BY MAIL

You may exchange shares by mail by sending your written request to:

  Vision Group of Funds, Inc.
  P.O. Box 4556
  Buffalo, New York 14240-4556

                            HOW TO REDEEM SHARES



   YOU CAN REDEEM FUND SHARES BY TELEPHONE, CHECK, OR
   MAIL. TO ENSURE YOUR SHARES ARE REDEEMED
   EXPEDITIOUSLY, PLEASE FOLLOW THE PROCEDURES EXPLAINED
   BELOW.


Each Fund redeems or repurchases your shares at the net asset value per share next determined after the Fund receives your redemption request. You may only redeem shares on days when the Funds compute their net asset value. You cannot redeem shares on days when the New York Stock Exchange or M&T Bank is closed, or on federal holidays when wire transfers are restricted (Columbus Day, Veterans' Day, and Martin Luther King Day). While you may redeem various amounts by telephone, check, or written request, you can close your account only by writing.

TELEPHONE REDEMPTIONS



   TO QUALIFY FOR TELEPHONE REDEMPTIONS, CHOOSE THAT
   OPTION WHEN YOU OPEN YOUR ACCOUNT.



You may redeem your shares by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488) before 11:00 a.m. (Eastern time). The proceeds will be wired that same day directly to your account at M&T Bank or an affiliate or to another account you previously designated at a domestic commercial bank account that is a member of the Federal Reserve system. M&T Bank reserves the right to charge a fee for a wire transfer from a customer checking account, which may contain redemption proceeds, to another commercial bank.

You will be automatically eligible for telephone redemptions, unless you check the box on the new account application form to decline this privilege. It is recommended that you provide the necessary information for the telephone/wire redemption option on your initial application. If you do not do this and later wish to take advantage of telephone redemptions, you must call M&T Bank's Mutual Fund Services for authorization forms. If your redemption request is received after 11:00 a.m. (Eastern time), you will be paid the Fund's daily dividend on those shares. However, the proceeds will not be wired to your bank account until the following business day. If your redemption request is received before 11:00 a.m. (Eastern time), the proceeds will be wired the same day, but you will not receive that day's dividend.

You may have difficulty redeeming shares by telephone in times of unusual economic or market changes when the volume of telephone requests may be exceptionally high. If you cannot contact M&T Bank's Mutual Fund Services by telephone, please send a written redemption request by mail for next day delivery to the Vision Group of Funds. Inc. at the address shown below.

Each Fund reserves the right to modify or terminate the telephone redemption privilege at any time. Shareholders will be notified prior to any modification or termination.

If you hold shares in certificate form or hold Fund shares through an IRA account, you cannot redeem those shares by phone, but instead must redeem them in writing as explained below.

Shareholders who accept the telephone redemption service authorize the Corporation and its agents to act upon their telephonic instructions to redeem shares from any account for which they have authorized such services. Redemption instructions given by telephone may be electronically recorded for your protection. If reasonable procedures are not followed by the Funds, the Funds may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING SHARES BY CHECK

At your request, Federated Shareholder Services Company will establish a checking account that allows you to redeem Fund shares by writing checks in amounts of $250 or more. The ability to redeem shares by check may not be available when establishing an account through certain financial institutions (such as brokers). You should read this prospectus together with any applicable agreement between you and the institution to learn about the services provided, the fees charged for those services, and any restrictions or limitations that may be imposed. For more information, contact M&T Bank's Mutual Fund Services.

REDEEMING SHARES BY MAIL

You may also redeem shares by sending your written request to:

  Vision Group of Funds, Inc.
  P.O. Box 4556
  Buffalo, New York 14240-4556

Please call M&T Bank's Mutual Fund Services for specific instructions before redeeming by letter. Your written request must include your name, the Fund's name, your account number, and the share or dollar amount you want to redeem. If share certificates have been issued to you, those certificates must be properly endorsed and should be sent by registered or certified mail along with your redemption request.

SIGNATURE GUARANTEES

A signature guarantee verifies the authenticity of your signature. For your protection, you must have your signature guaranteed on written redemption requests in the following instances:

   if you are redeeming shares worth $50,000 or more;

   if you want a redemption of any amount sent to an address other than your address on record with a Fund;

   if you want a redemption of any amount payable to someone other than yourself as the shareholder of record; or

   if you want to transfer the registration of Fund shares.

Signature guarantee must be provided by:

   a trust company or commercial bank whose deposits are insured by BIF, which is administered by the FDIC;

   a savings bank or savings association whose deposits are insured by SAIF, which is administered by the FDIC;

   a member firm of the New York, American, Boston, Midwest, or Pacific Stock

   Exchange; or

   any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM



   THE FUNDS' SYSTEMATIC WITHDRAWAL PROGRAM LETS YOU
   RECEIVE REGULAR AUTOMATIC PAYMENTS OF A PREDETERMINED

   AMOUNT.


If you own Fund shares worth $10,000 or more you can have regular payments of $50 or more sent from your Fund account to you, another person you designate or your bank checking or NOW deposit account. Fund shares are redeemed to provide monthly or quarterly payments in the amount you specify.

Depending on the amount you are withdrawing, the amount of dividends and any capital gains distributions paid on the Fund shares, and any possible fluctuations in a Fund's net asset value per share, these redemptions may reduce and eventually exhaust your investment in the Fund. For this reason, you should not consider systematic withdrawal payments as yield or income received on your investment in the Fund.

For more information and an application form for the Systematic
Withdrawal Program, call M&T Bank's Mutual Fund Services.

INVOLUNTARY REDEMPTIONS

Because of the high cost of maintaining accounts with low balances, the Funds may redeem your shares and send you the proceeds if your account balance falls below a minimum value of $250 due to shareholder redemptions. Shareholders who make large or frequent withdrawals may be particularly vulnerable to this involuntary redemption process. However, before shares are redeemed to close an account, the shareholder will be notified in writing and given 30 days to purchase additional shares to meet the minimum balance requirement.

Further, each Fund reserves the right to redeem shares involuntarily or make payment for redemptions in the form of securities if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940.

                                      TAX
                                  INFORMATION


   THE FOLLOWING DISCUSSION ON TAXES IS FOR GENERAL
   INFORMATION ONLY. PLEASE CONSULT YOUR OWN TAX ADVISER
   FOR SPECIFIC TAX INFORMATION ABOUT YOUR PARTICULAR

   SITUATION.


Below is a general discussion of tax considerations for each of the Funds. No attempt has been made to present a detailed explanation of the federal, state, and local income tax treatment of a Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

The tax consequences discussed here apply whether you receive dividends in cash or reinvest them in additional shares. The Funds will send you tax information annually regarding the federal income tax consequences of distributions made during the year. You should definitely consult your own tax adviser about any state or local taxes that may apply.

Each Fund will be treated as a separate entity for federal income tax purposes. Income earned by each of the Funds, including any capital gains or losses realized, is not combined with income earned on the Corporation's other portfolios.

The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code so that they are not required to pay federal income taxes on the income and capital gains distributed to shareholders.

                                TAX-FREE FUND


   THE FUND EXPECTS MOST OF ITS INCOME TO BE EXEMPT FROM FEDERAL
   REGULAR INCOME TAX.



FEDERAL TAXES

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest received from tax-exempt municipal securities (exempt-interest dividends). The Fund intends to invest its assets so that most of the dividends it pays will be considered exempt-interest dividends. Shareholders will be required to pay federal income tax on dividends received from the Fund attributable to capital gains and net interest received from taxable temporary investments, although the Fund anticipates that such amounts will be limited.

However, exempt-interest dividends on certain private activity municipal securities may be included in calculating the federal alternative minimum tax ("AMT") for individuals and corporations. The AMT is a special federal tax that applies to taxpayers who claim certain large regular income tax deductions, which are referred to as tax preference items. Among these tax preference items is the income earned on certain private activity municipal bonds issued after August 7, 1986. Individual taxpayers compute the alternative minimum tax by adding back these tax preference items to their regular taxable income, subtracting certain adjustments and applying a tax rate of up to 28% of income subject to the AMT. You only pay the AMT if it exceeds your federal regular income tax liability for the year.

The Fund may invest in all types of municipal securities, including private activity municipals that may be subject to the AMT. To the extent the Fund invests in AMT obligations, a portion of the Fund's dividends will be treated as a tax preference item for shareholders potentially affected by the AMT. But this is only meaningful if you yourself are subject to the AMT. Ask your own tax adviser for more information.

NEW YORK TAXES

Under existing New York laws, shareholders will not be subject to New York State or New York City personal income taxes on dividends to the extent that such dividends qualify as "exempt interest dividends" under the Internal Revenue Code of 1986, as amended, and represent interest income attributable to obligations of the State of New York and its political subdivisions, as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. To the extent that distributions are derived from other income, such distributions will be subject to New York State or New York City personal income tax.

The Fund cannot predict in advance the exact portion of its dividends that will be exempt from New York State and New York City personal income taxes. However, the Fund will report to shareholders at least annually what percentage of the dividends it actually paid is exempt from such taxes.

Dividends paid by the Fund are exempt from the New York City unincorporated business tax to the same extent that they are exempt from the New York City personal income tax.

Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

CORPORATE SHAREHOLDER INFORMATION

In the case of a corporate shareholder, all exempt-interest dividends paid by the Fund are included in computing the shareholder's adjusted current earnings, upon which is based a separate corporate preference item that may be subject to the AMT. The corporate AMT tax rate is 20%.

No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.

Dividends paid by the Fund are not exempt from the New York State franchise tax on corporations or the New York City general corporation tax.

THE TAX TREATMENT OF TEMPORARY INVESTMENTS

Dividends paid by the Fund that are attributable to the net interest earned on some temporary investments and any realized net short-term capital gains are taxed as ordinary income.

                             MONEY MARKET FUND AND
                                 TREASURY FUND

FEDERAL INCOME TAXES

Unless shareholders are otherwise exempt from taxes, they are required to pay federal income taxes on Fund dividends and other distributions received (including capital gains distributions, if any).

                           DESCRIPTION OF FUND SHARES

Vision Group of Funds, Inc. (the "Corporation") was organized as a Maryland corporation on February 23, 1988, and the Funds commenced operations on June 1, 1988. The Corporation has authorized capital of 10 billion shares of common stock with a par value of $.001 per share (referred to as capital stock). The Corporation's Articles of Incorporation permit the Corporation to offer separate series of shares in the Funds or other future portfolios. Currently, the Corporation offers seven portfolios: Vision Money Market Fund, Vision Treasury Money Market Fund, Vision New York Tax-Free Money Market Fund, Vision U.S. Government Securities Fund, Vision New York Tax-Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund.

Each Fund share represents an equal proportionate interest in the Fund with other shares of the same class and participates equally in the dividends and any other distributions that are declared at the discretion of the Corporation's Board of Directors.

VOTING RIGHTS AND OTHER INFORMATION


   EACH SHARE OF EACH FUND IS ENTITLED TO ONE VOTE IN
   DIRECTOR ELECTIONS AND OTHER MATTERS SUBMITTED TO
   SHAREHOLDERS FOR VOTE.

Shareholders of the Fund are entitled to one vote for each full share they hold and to fractional votes for any fractional shares they hold. Shareholders in all the Funds generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Board of Directors determines that the matter to be voted upon affects only the interests of shareholders of a particular class. (See the "Description of Fund Shares" in the Statement of Additional Information for examples of when the Investment Company Act of 1940 requires that shareholders vote by class.) As of June 9, 1997, Tice & Co., Buffalo, New York, acting in various capacities for numerous accounts, was the owner of record of 258,799,987 shares (44.92%) of the Money Market Fund; 280,382,560 shares (79.69%) of the Treasury Money Market Fund; and 34,181,051 shares (56.93%) of the Tax-Free Money Market Fund, and, therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

The Funds are not required to hold annual shareholder meetings, unless matters arise that require a vote of the shareholders under the Investment Company Act of 1940. That law requires a vote of the shareholders to approve changes in the Funds' investment advisory agreement, to replace the Funds' independent certified public accountants and, under certain circumstances, to elect members to the Corporation's Board of Directors.

Directors may be removed by the Corporation's Board of Directors or by a vote of shareholders at a special meeting. The Corporation's Board of Directors will promptly call a special meeting of shareholders upon the written request of shareholders owning at least 10% of any Fund's outstanding shares.

As used in this prospectus, "assets belonging to the Fund" means the money received by the Corporation upon the issuance or sale of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment of that money. This includes any proceeds from the sale, exchange, or liquidation of these investments, any funds or payments derived from the reinvestment of these proceeds, and a portion of the general assets of the Corporation that do not otherwise belong to the Fund.

Assets belonging to a Fund are charged with the direct expenses and liabilities of that Fund and with a share of the general expenses and liabilities of the Corporation. The general expenses and liabilities of the Corporation are allocated in proportion to the relative asset values of all the Corporation's portfolios at the time the expense or liability is incurred.

The management of the Corporation determines each Fund's direct and allocable liabilities at the time the expense or liability is incurred as well as each Fund's allocable share of any general assets at the time the asset is acquired. These determinations are reviewed and approved annually by the Corporation's Board of Directors and are conclusive.

VISION MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------


  PRINCIPAL

AMOUNT
VALUE


-------------  --------------------------------------------------------------------------------------
--------------
(A)CORPORATE OBLIGATIONS--86.0%

-----------------------------------------------------------------------------------------------------
               BANKING--1.4%

               --------------------------------------------------------------------------------------
$   8,335,000  (b)Atlas Iron Processors, Inc., 5.85%, 5/7/1997
$    8,335,000

               --------------------------------------------------------------------------------------
--------------
               CHEMICALS--4.2%

               --------------------------------------------------------------------------------------
   25,000,000  Du Pont (E.I.) de Nemours & Co., 5.34%,
5/22/1997                                           24,922,125

               --------------------------------------------------------------------------------------
--------------
               DIVERSIFIED--2.5%

               --------------------------------------------------------------------------------------
   15,000,000  General Electric Capital Corp., 5.73%,
6/2/1997                                             14,923,600

               --------------------------------------------------------------------------------------
--------------
               FINANCE-AUTOMOTIVE--7.4%

               --------------------------------------------------------------------------------------
   18,044,000  Daimler-Benz, North America, 5.64%,
7/10/1997                                               17,846,117

               --------------------------------------------------------------------------------------
   27,000,000  Ford Motor Credit Corp., 5.35%,

7/1/1997                                                    26,755,238

               --------------------------------------------------------------------------------------
--------------

Total                                                                                       44,601,355

               --------------------------------------------------------------------------------------
--------------
               FINANCE-RECEIVABLES--23.6%

               --------------------------------------------------------------------------------------
   25,000,000  American Express Credit Corp., 5.29%,
8/19/1997                                             24,595,903

               --------------------------------------------------------------------------------------
   25,000,000  Apreco, Inc., 5.34%,

5/7/1997                                                               24,977,750

               --------------------------------------------------------------------------------------
   20,007,000  (b)Associates Corporation of North America, 5.497%,
5/1/1997                                20,007,000

               --------------------------------------------------------------------------------------
   24,000,000  Ciesco LP, 5.28%,

5/12/1997                                                                 23,961,280

               --------------------------------------------------------------------------------------
   20,000,000  Commercial Credit Co., 5.54%,

5/2/1997                                                      19,996,922

               --------------------------------------------------------------------------------------
   28,000,000  John Deere Capital Corp., 5.54%,

6/9/1997                                                   27,831,953

               --------------------------------------------------------------------------------------
--------------
               Total
141,370,808

               --------------------------------------------------------------------------------------
--------------
               FINANCE-RETAIL--4.1%

               --------------------------------------------------------------------------------------
   25,000,000  Beneficial Corp., 5.51%,

7/2/1997                                                           24,762,764

               --------------------------------------------------------------------------------------
--------------
               FINANCIAL SERVICES--7.5%

               --------------------------------------------------------------------------------------
   20,000,000  (b)Bank One Milwaukee, 5.61%,

5/1/1997                                                      19,999,527

               --------------------------------------------------------------------------------------
   25,000,000  Toronto Dominion Holdings, 5.54%,
6/23/1997                                                 24,796,097

               --------------------------------------------------------------------------------------
--------------

Total                                                                                       44,795,624

               --------------------------------------------------------------------------------------
--------------
               INSURANCE--15.7%

               --------------------------------------------------------------------------------------
   25,000,000  AIG Funding Corp., 5.45%,

5/22/1997                                                         24,920,521

               --------------------------------------------------------------------------------------
   20,000,000  American General Finance Corp., 5.28%,
5/19/1997                                            19,947,200

               --------------------------------------------------------------------------------------
   25,000,000  Prudential Funding Corp., 5.32%,

6/30/1997                                                  24,778,333

               --------------------------------------------------------------------------------------
   10,000,000  Transamerica Corp., 5.57%,

5/2/1997                                                          9,998,453

               --------------------------------------------------------------------------------------
   15,000,000  Transamerica Finance Group, Inc., 5.36%,
7/23/1997                                          14,814,633

               --------------------------------------------------------------------------------------
--------------

Total                                                                                       94,459,140

               --------------------------------------------------------------------------------------
--------------

VISION MONEY MARKET FUND

--------------------------------------------------------------------------------


  PRINCIPAL

AMOUNT
VALUE


-------------  --------------------------------------------------------------------------------------
--------------
(A)CORPORATE OBLIGATIONS--CONTINUED

-----------------------------------------------------------------------------------------------------
               OIL & OIL FINANCE--4.2%

               --------------------------------------------------------------------------------------
$  25,000,000  Chevron Oil Finance Co., 5.45%, 5/1/1997
$   25,000,000

               --------------------------------------------------------------------------------------
--------------
               TELECOMMUNICATIONS--11.2%

               --------------------------------------------------------------------------------------
   20,000,000  American Telephone & Telegraph Co., 5.53%,
8/1/1997                                         19,717,355

               --------------------------------------------------------------------------------------
   22,615,000  Bell Atlantic Network Funding Corp., 5.47%,
5/21/1997                                       22,546,276

               --------------------------------------------------------------------------------------
   25,000,000  Pacific Bell, 5.53%,

5/5/1997                                                               24,984,639

               --------------------------------------------------------------------------------------
--------------

Total                                                                                       67,248,270

               --------------------------------------------------------------------------------------
--------------
               TOBACCO--4.2%

               --------------------------------------------------------------------------------------
   25,000,000  BAT Capital Corp., 5.32%,

5/13/1997                                                         24,955,667

               --------------------------------------------------------------------------------------
--------------
               TOTAL CORPORATE OBLIGATIONS
515,374,353

               --------------------------------------------------------------------------------------
--------------
(A)U.S. GOVERNMENT AGENCY--6.5%

-----------------------------------------------------------------------------------------------------
   30,000,000  Federal National Mortgage Association, Discount Notes, 5.23,
6/17/1997                      29,795,158

               --------------------------------------------------------------------------------------
   10,000,000  Federal National Mortgage Association, Discount Notes,
               5.33%,

12/11/1997                                                                            9,668,356

               --------------------------------------------------------------------------------------
--------------
               TOTAL U.S. GOVERNMENT

AGENCY                                                                39,463,514

               --------------------------------------------------------------------------------------
--------------
(C)REPURCHASE AGREEMENT--7.8%

-----------------------------------------------------------------------------------------------------
   47,013,000  State Street Bank & Trust Co., 5.35%, dated 4/30/1997, due
5/1/1997                         47,013,000

               --------------------------------------------------------------------------------------
--------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                                                $
601,850,867
               --------------------------------------------------------------------------------------
--------------

 (a) Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.

 (b) Denotes variable rate securities which show current rate and next demand date.

 (c) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($599,817,242) at April 30, 1997.

(See Notes which are an integral part of the Financial Statements)

VISION TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------


  PRINCIPAL

AMOUNT
VALUE


--------------  -------------------------------------------------------------------------------------
--------------
U.S. TREASURY OBLIGATIONS--54.1%

-----------------------------------------------------------------------------------------------------
$  205,000,000  U.S. Treasury Bills, 5/1/1997-3/5/1998                                                 $
201,976,948
                -------------------------------------------------------------------------------------
--------------
(A)REPURCHASE AGREEMENTS--46.2%

-----------------------------------------------------------------------------------------------------
    85,000,000  J.P. Morgan Securities Inc., 5.32%, dated 4/30/1997, due
5/1/1997                          85,000,000

                -------------------------------------------------------------------------------------
    87,585,000  State Street Bank and Trust Co., 5.35%, dated 4/30/1997, due
5/1/1997                      87,585,000

                -------------------------------------------------------------------------------------
--------------
                TOTAL REPURCHASE AGREEMENTS
172,585,000

                -------------------------------------------------------------------------------------
--------------
                TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                                               $
374,561,948
                -------------------------------------------------------------------------------------
--------------

 (a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($373,484,637) at April 30, 1997.

(See Notes which are an integral part of the Financial Statements)

VISION NEW YORK TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------


                                                                                              CREDIT
                                                                                             RATING:

 PRINCIPAL                                                                                   MOODY'S
   AMOUNT                                                                                    OR

S&P*        VALUE



------------  ----------------------------------------------------------------------------  ----------
-------------
SHORT-TERM MUNICIPAL SECURITIES--99.4%

------------------------------------------------------------------------------------------
              NEW YORK--94.1%

              ----------------------------------------------------------------------------
$  2,750,000  Chautauqua County, NY, IDA Weekly VRDNs, (Key Bank LOC)                       A-1+
$   2,750,000
              ----------------------------------------------------------------------------
   1,855,000  Chemung County, NY, BANs, 4.00% GO UT Bonds, 10/17/1997
NR              1,856,237
              ----------------------------------------------------------------------------
   1,000,000  Hempstead Town, NY, BANs, 4.25% GO UT Bonds (Series E), 10/30/1997
NR              1,002,165
              ----------------------------------------------------------------------------
   1,000,000  Mamaroneck Village, NY, BANs, 4.10%, GO UT Bonds, 9/11/1997
NR              1,000,795

              ----------------------------------------------------------------------------
   3,000,000  Municipal Assistance Co. for New York, 3.45% CP
              (Series F), 6/16/1997

A-1+            3,000,000

              ----------------------------------------------------------------------------
   2,000,000  Nassau County, NY, BANs, 4.00% GO UT Bonds
              (Series B), 8/15/1997

MIG1            2,002,567

              ----------------------------------------------------------------------------
   1,200,000  New York, NY, Cultural Resource Revenue Bonds (Series B) Weekly VRDNs,
              (American Museum of Natural History)/(MBIA Insured)

VMIG1           1,200,000

              ----------------------------------------------------------------------------
   2,800,000  New York, NY, HDC (Series 1993A) Weekly VRDNs, (Columbus
              Gardens)/(Citibank NA, New York LOC)

A-1+            2,800,000

              ----------------------------------------------------------------------------
   1,800,000  New York, NY, HDC (Series A) Daily VRDNs,
              (East 17th Street)/(Chemical Bank LOC)

A-1             1,800,000

              ----------------------------------------------------------------------------
   1,000,000  New York, NY, HDC (Series A) Weekly VRDNs, (Upper Fifth Avenue)/(Bankers
              Trust Co., New York LOC)

VMIG1           1,000,000

              ----------------------------------------------------------------------------
   1,950,000  New York, NY, IDA Weekly VRDNs, (Childrens Oncology Society)/(Barclays Bank
              of New York LOC)

A-1+            1,950,000

              ----------------------------------------------------------------------------
     200,000  New York, NY, Daily VRDNs (Series B-3)/(Morgan Guaranty Trust Co. LOC)
VMIG1             200,000

              ----------------------------------------------------------------------------
   3,200,000  New York State, 3.35% CP, 5/8/1997
A-1             3,200,000

              ----------------------------------------------------------------------------
   2,000,000  New York State Dormatory Authority, 3.31% CP 5/1/1997
VMIG1           2,000,000

              ----------------------------------------------------------------------------
   1,000,000  New York State Energy Research and Development Authority (Series A) Weekly
              VRDNs, (Long Island Lighting Co.)/(Union Bank of Switzerland LOC)

VMIG1           1,000,000

              ----------------------------------------------------------------------------
   1,800,000  New York State Energy Research and Development Authority, Monthly VRDNs,
              (Rochester Gas & Electric)/(Bank of New York LOC)

VMIG1           1,800,000

              ----------------------------------------------------------------------------
   1,000,000  New York State Energy Research & Development Authority, (Series D) Daily
              VRDNs, (Brooklyn Union Gas) /(MBIA)

VMIG1           1,000,000

              ----------------------------------------------------------------------------

VISION NEW YORK TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------


                                                                                              CREDIT
                                                                                             RATING:

 PRINCIPAL                                                                                   MOODY'S
   AMOUNT                                                                                    OR

S&P*        VALUE



------------  ----------------------------------------------------------------------------  ----------
-------------
SHORT-TERM MUNICIPAL SECURITIES--CONTINUED

------------------------------------------------------------------------------------------
              NEW YORK--CONTINUED

              ----------------------------------------------------------------------------
$  2,900,000  New York State Environmental Facility Solid Waste Revenue Refunding Bonds,
              VRNs, (General Electric Co.)                                                  A-1+
$   2,900,000

              ----------------------------------------------------------------------------
   1,100,000  New York State, HFA Weekly VRDNs, (Normandie Court)/ (Societe Generale LOC)
VMIG1           1,100,000

              ----------------------------------------------------------------------------
   2,800,000  New York State Local Government Assistance Corp., (Series E) Weekly VRDNs,
              (Canadian Imperial Bank LOC)

VMIG1           2,800,000

              ----------------------------------------------------------------------------
   1,000,000  New York State Medical Care Facility Financial Agency, (Series II-A) Weekly
              VRDNs, (Chemical Bank LOC)

VMIG1           1,000,000

              ----------------------------------------------------------------------------
   1,000,000  New York State Power Authority, 3.35% CP (General Purpose), 6/13/1997
P-1             1,000,000

              ----------------------------------------------------------------------------
   1,235,000  New York State Power Authority, 3.50% CP (General Purpose), 9/1/1997
VMIG1           1,235,000

              ----------------------------------------------------------------------------
   2,800,000  Niagara Falls, NY, Bridge Commission (Series A) Weekly VRDNs, (FGIC Insured)
VMIG1           2,800,000

              ----------------------------------------------------------------------------
   1,000,000  Onondaga County, NY, IDA (Series B) Monthly VRDNs,
              (Pass & Seymour, Inc.)/(Banque National de Paris LOC)

A-1             1,000,000

              ----------------------------------------------------------------------------
     660,000  Penfield, NY, BANs, 3.75%, 12/23/1997
NR                660,190

              ----------------------------------------------------------------------------
     905,000  Port Authority of New York & New Jersey, 3.25% CP, 6/13/1997
A-1+              905,000
              ----------------------------------------------------------------------------
   2,000,000  Rochester, NY, BANs, 4.50% (Series III), GO UT Bonds,
              10/30/1997
NR              2,007,220

              ----------------------------------------------------------------------------
   1,000,000  Rockland County, NY, BANs, 4.00% GO UT Bonds, 8/7/1997
NR              1,001,442
              ----------------------------------------------------------------------------
   1,000,000  Senaca County, NY, IDA Weekly VRDNs, (New York Chiropractic College)
A-1+            1,000,000

              ----------------------------------------------------------------------------
   1,800,000  St. Lawrence County, NY, IDA, PCR Daily VRDNs,
              (Bank of Nova Scotia LOC)

P-1             1,800,000

              ----------------------------------------------------------------------------
   2,500,000  Yonkers, NY, IDA (Series 1994) Weekly VRDNs, Civic Facility Revenue Bonds,
              (AMBAC Insured)/(Credit Local de France)

VMIG1           2,500,000

              ----------------------------------------------------------------------------
-------------

Total                                                                                        53,270,616

              ----------------------------------------------------------------------------
-------------
              PUERTO RICO--5.3%

              ----------------------------------------------------------------------------
   3,000,000  Commonwealth of Puerto Rico Development Bank,

              3.50% CP, 5/20/1997
A-1+            3,000,000

              ----------------------------------------------------------------------------
-------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(A)
$  56,270,616

              ----------------------------------------------------------------------------
-------------

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.

VISION NEW YORK TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------

(a) Also represents cost for federal tax purposes.

At April 30, 1997, 6.62% of the total investments at market value were subject to alternative minimum tax.

Note: The categories of investments are shown as a percentage of net assets
      ($56,617,940) at April 30, 1997.

The following abbreviations are used in this portfolio:

AMBAC--American Municipal Bond Assurance Corporation BANs--Bond Anticipation Notes CP--Commercial Paper FGIC--Financial Guaranty Insurance Company GO--General Obligation HDC--Housing Development Corporation HFA--Housing Finance Authority IDA--Industrial Development Authority LOCs--Letters of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue UT--Unlimited Tax VRDNs--Variable Rate Demand Notes VRNs--Variable Rate Note

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 1997

--------------------------------------------------------------------------------


NEW YORK

                                                                                     TREASURY

TAX-FREE

                                                               MONEY MARKET        MONEY MARKET

MONEY MARKET

                                                                   FUND

FUND                FUND

----------------------------------------------------------  ------------------  ------------------
------------------

ASSETS:

----------------------------------------------------------
Investments in securities                                    $    554,837,867    $    201,976,948     $
56,270,616
----------------------------------------------------------
Investments in repurchase agreements                               47,013,000
172,585,000                 --

----------------------------------------------------------  ------------------  ------------------
------------------
     Total investments, at amortized cost and value               601,850,867         374,561,948
56,270,616
----------------------------------------------------------
Cash                                                                    1,422
964             55,808
----------------------------------------------------------
Income receivable                                                     370,321
25,577            322,942
----------------------------------------------------------
Receivable for shares sold                                                 --
1,085,261             12,691

----------------------------------------------------------
Receivable for investments sold                                            --
--            100,322

----------------------------------------------------------  ------------------  ------------------
------------------
     Total assets                                                 602,222,610         375,673,750
56,762,379
----------------------------------------------------------  ------------------  ------------------
------------------
LIABILITIES:

----------------------------------------------------------
Income distribution payable                                         1,379,439
1,630,496             91,879

----------------------------------------------------------
Payable for shares redeemed                                           923,764
493,150             25,738

----------------------------------------------------------
Accrued expenses                                                      102,165
65,467             26,822
----------------------------------------------------------  ------------------  ------------------
------------------
     Total liabilities                                              2,405,368
2,189,113            144,439

----------------------------------------------------------  ------------------  ------------------
------------------
NET ASSETS                                                   $    599,817,242    $    373,484,637     $
56,617,940
----------------------------------------------------------  ------------------  ------------------
------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS

PER SHARE                                                               $1.00
$1.00              $1.00
----------------------------------------------------------  ------------------  ------------------
------------------
SHARES OUTSTANDING                                                599,817,242         373,484,637
56,617,940
----------------------------------------------------------  ------------------  ------------------
------------------

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED APRIL 30, 1997

--------------------------------------------------------------------------------


NEW YORK

                                                                                     TREASURY

TAX-FREE

                                                               MONEY MARKET        MONEY MARKET

MONEY MARKET

                                                                   FUND

FUND                FUND

----------------------------------------------------------  ------------------  ------------------
------------------
INVESTMENT INCOME:

----------------------------------------------------------
Interest                                                      $   30,822,679      $   24,480,513       $
2,425,953
----------------------------------------------------------
EXPENSES:

----------------------------------------------------------
Investment advisory fee                                            2,862,559
2,296,162            355,253

----------------------------------------------------------
Administrative personnel and services fee                            598,092
478,882             74,362

----------------------------------------------------------
Custodian fees                                                        76,040
67,447             22,480
----------------------------------------------------------
Transfer and dividend disbursing agent fees

and expenses                                                         297,877
40,981             33,801
----------------------------------------------------------
Directors' fees                                                        6,195
10,995              6,346
----------------------------------------------------------
Auditing fees                                                         10,960
13,754             14,105
----------------------------------------------------------
Legal fees                                                             5,425
10,718              6,093
----------------------------------------------------------
Portfolio accounting fees                                             97,126
83,532             36,800

----------------------------------------------------------
Share registration costs                                              67,036
84,252             22,003

----------------------------------------------------------
Printing and postage                                                   6,085
8,985             19,468

----------------------------------------------------------
Taxes                                                                 57,590
39,767              6,681
----------------------------------------------------------
Insurance premiums                                                    11,950
5,975              4,092
----------------------------------------------------------
Miscellaneous                                                          5,425
3,335              3,307
----------------------------------------------------------  ------------------  ------------------
------------------
     TOTAL EXPENSES                                                4,102,360
3,144,785            604,791
----------------------------------------------------------  ------------------  ------------------
------------------
Waivers--

----------------------------------------------------------
Waiver of investment advisory fee                                   (555,870)
(448,656)          (250,546)

----------------------------------------------------------
Waiver of administrative personnel and services fees                 (27,570)
(11,635)            (1,843)

----------------------------------------------------------  ------------------  ------------------
------------------
  TOTAL WAIVERS                                                     (583,440)
(460,291)          (252,389)
----------------------------------------------------------  ------------------  ------------------
------------------
     NET EXPENSES                                                  3,518,920
2,684,494            352,402
----------------------------------------------------------  ------------------  ------------------
------------------
          NET INVESTMENT INCOME                               $   27,303,759      $   21,796,019       $
2,073,551
----------------------------------------------------------  ------------------  ------------------
------------------

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           TREASURY                 NEW

YORK TAX-FREE

                                      MONEY MARKET FUND               MONEY MARKET FUND             MONEY

MARKET FUND

                                ----------------------------     ---------------------------
------------------------
                                     YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,          YEAR

ENDED APRIL 30,

                                ----------------------------     ---------------------------
------------------------
                                     1997            1996            1997            1996
1997        1996

------------------------------  --------------  --------------  --------------  --------------
----------  ------------

INCREASE (DECREASE) IN NET

ASSETS

------------------------------
OPERATIONS--

------------------------------
  Net investment income         $   27,303,759  $   24,286,778  $   21,796,019  $   17,347,687  $
2,073,551  $  1,746,353
------------------------------  --------------  --------------  --------------  --------------
------------  ------------
DISTRIBUTIONS TO

SHAREHOLDERS--

------------------------------
  Distributions from net

  investment income                (27,303,759)    (24,286,778)    (21,796,019)    (17,347,687)
(2,073,551)   (1,746,353)
------------------------------  --------------  --------------  --------------  --------------
------------  ------------
SHARE TRANSACTIONS--

------------------------------
  Proceeds from sales of

  shares                         8,645,835,065   1,490,775,012   3,654,497,462   2,358,398,692
176,252,479   153,490,772
------------------------------
  Net asset value of shares
  issued to shareholders in
  payment of distributions

  declared                          11,569,142       7,919,317       2,819,179       1,995,102
779,290       568,773
------------------------------
  Cost of shares redeemed       (8,546,816,379) (1,440,781,276) (3,656,716,056) (2,198,036,127)
(186,176,785) (129,534,647)
------------------------------  --------------  --------------  --------------  --------------
------------  ------------
    Change in net assets from

    share transactions             110,587,828      57,913,053         600,585     162,357,667
(9,145,016)   24,524,898
------------------------------  --------------  --------------  --------------  --------------
------------  ------------
      Change in net assets         110,587,828      57,913,053         600,585     162,357,667
(9,145,016)   24,524,898
------------------------------
NET ASSETS:

------------------------------
  Beginning of period              489,229,414     431,316,361     372,884,052     210,526,385
65,762,956    41,238,058
------------------------------  --------------  --------------  --------------  --------------
------------  ------------
  End of period                 $  599,817,242  $  489,229,414  $  373,484,637  $  372,884,052  $
56,617,940  $ 65,762,956
------------------------------  --------------  --------------  --------------  --------------
------------  ------------

(See Notes which are an integral part of the Financial Statements)

VISION MONEY MARKET FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------



(1) ORGANIZATION

Vision Group of Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of six diversified portfolios and one non-diversified portfolio (individually referred to as the "Fund", or collectively as the "Funds"). The following diversified Funds are presented herein:


                     PORTFOLIO NAME                                         INVESTMENT OBJECTIVE


Vision Money Market Fund ("Money Market")                  Seeks current income with liquidity and
stability of

                                                           principal by investing in high quality money

market

                             instruments.

Vision Treasury Money Market Fund ("Treasury Money Seeks current income with liquidity and stability of Market") principal by investing in direct obligations of the

                                                           U.S. Treasury, such as Treasury bills and

notes, and

                                                           repurchase agreements secured by these

obligations.

Vision New York Tax-Free Money Market Fund ("New York Seeks as high a level of current interest income that Tax-Free Money Market") is exempt from federal regular income tax as is consistent with liquidity and relative

stability of

                              principal.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Funds' use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

VISION MONEY MARKET FUNDS

--------------------------------------------------------------------------------

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At April 30, 1997, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to each Fund. Capital paid-in for Money Market aggregated $599,217,424, par value was $599,818; Treasury Money Market aggregated $373,111,152 par value was $373,485, New York Tax-Free Money Market aggregated $56,561,222, par value was $56,718. Transactions in capital stock were as follows:


NEW YORK TAX-FREE

                                           MONEY MARKET                  TREASURY MONEY MARKET

MONEY MARKET

                                   ---------------------------      -----------------------------
-------------------------
                                         YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,

YEAR ENDED APRIL 30,

                                   ------------------------------   -----------------------------
-------------------------
                                         1997           1996             1997           1996
1997         1996

---------------------------------  --------------  --------------  --------------  --------------
------------  ------------
Shares sold                         8,645,835,065   1,490,775,012   3,654,497,462   2,358,398,692
176,252,479   153,490,772

---------------------------------
Shares issued to shareholders in

payment of distributions declared      11,569,142       7,919,317       2,819,179       1,995,102
779,290       568,773
---------------------------------
Shares redeemed                    (8,546,816,379) (1,440,781,276) (3,656,716,056) (2,198,036,127)
(186,176,785) (129,534,647)
---------------------------------  --------------  --------------  --------------  --------------
------------  ------------
  Net change resulting from share

  transactions                        110,587,828      57,913,053         600,585     162,357,667
(9,145,016)   24,524,898
---------------------------------  --------------  --------------  --------------  --------------
------------  ------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Manufacturers and Traders Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Corporation for the period. FAS may voluntarily choose to waive a portion of its fee.

VISION MONEY MARKET FUNDS

--------------------------------------------------------------------------------



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Manufacturers and Traders Trust Company, the Funds can pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Funds for the period. The fee paid to Manufacturers and Traders Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts. The Funds did not pay or accrue Shareholder Services Fees during the fiscal year ended April 30, 1997.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

SECURITY DEFAULT--On June 25, 1996, an Oswego County Board of
Education Bond (the "Bond") held by New York Tax-Free Money Market went into technical default, the day it was to mature. On June 26, 1996 the Adviser purchased the Bond from the Fund at face value plus accrued interest in accordance with Rule 17a-9 under the Act.

GENERAL--Certain of the Officers of the Corporation are Officers and Directors or Trustees of the above companies.

(5) CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 1997, 49% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 5.1% of total investments.

(6) SUBSEQUENT EVENT

Effective May 1, 1997, State Street Bank and Trust Company ("SSB") was succeeded by FServ as portfolio accountant to the Funds. FServ will maintain the Funds' accounting records for which it will receive a fee. The fee will be based on the level of the Funds' average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the period ended April 30, 1997 were paid to SSB.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of VISION GROUP OF FUNDS,
INC.:

We have audited the accompanying statement of assets and liabilities of Vision Money Market Fund, Vision Treasury Money Market Fund, and Vision New York Tax-Free Money Market Fund (three of the portfolios of Vision Group of Funds, Inc.), including the portfolios of investments, as of April 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Vision Group of Funds, Inc., as identified above, at April 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
June 19, 1997

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                   ADDRESSES

                          Vision Group of Funds, Inc.
                                 P.O. Box 4556

                          Buffalo, New York 14240-4556
                         (800) 836-2211  (716) 842-4488

                                  DISTRIBUTOR
                           Federated Securities Corp.
                           Federated Investors Tower

                      Pittsburgh, Pennsylvania 15222-3779

                               INVESTMENT ADVISER

                    Manufacturers and Traders Trust Company
                                 One M&T Plaza

                            Buffalo, New York 14240

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                 P.O. Box 8609

                        Boston, Massachusetts 02266-8609

                                 ADMINISTRATOR

                       Federated Administrative Services
                           Federated Investors Tower

                      Pittsburgh, Pennsylvania 15222-3779

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

                     Federated Shareholder Services Company
                                 P.O. Box 8609

                        Boston, Massachusetts 02266-8609

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                               One Oxford Centre

                         Pittsburgh, Pennsylvania 15219

                                     Vision
                                  Money Market

                                      Fund

                 ---------------------------------------------

                                     Vision
                                    Treasury

                                  Money Market
                                      Fund

                 ---------------------------------------------

                                     Vision
                               New York Tax-Free

                                  Money Market
                                      Fund

                 ---------------------------------------------

                                Prospectus dated
                                 June 30, 1997

[LOGO] FEDERATED INVESTORS               MANUFACTURERS AND TRADERS
                                         TRUST COMPANY

                                         ---------------------------------------
Federated Securites Corp. Distributor    Investment Adviser
                                         A subsidiary of First Empire State
                                         Corporation

       92830F307
       92830F109

       92830F208

       1072302A (6/97)

                                         TR1072302A (6/97)

                                           VISION MONEY MARKET FUND
                                      VISION TREASURY MONEY MARKET FUND

                                  VISION NEW YORK TAX-FREE MONEY MARKET FUND

                                 (PORTFOLIOS OF VISION GROUP OF FUNDS, INC.)

                                     STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information relates to the prospectus of three portfolios of the Vision Group of Funds, Inc., referred to as the Vision Money Market Fund, Vision Treasury Money Market Fund, and Vision New York Tax-Free Money Market Fund (collectively, the "Funds" or individually, a "Fund") dated June 30, 1997.

      This Statement of Additional Information is not a prospectus itself, but should be read in conjunction with the Funds' current prospectus dated June 30, 1997. This Statement of Additional Information is incorporated into the Funds' prospectus by reference. To receive a copy of the prospectus, or a paper copy of this Statement of Additional Information, if you have received it electronically, write to Vision Group of Funds, Inc., P.O. Box 4556, Buffalo, NY 14240-4556, or call (800)
      836-2211 or (716) 842-4488. Please retain this Statement of Additional Information for further reference.

      FEDERATED INVESTORS TOWER
      PITTSBURGH, PENNSYLVANIA 15222-3779

        Statement of Additional Information dated June 30, 1997

      MANUFACTURERS AND TRADERS

      TRUST COMPANY

      Investment Adviser

      A subsidiary of First Empire State Corporation

      Federated Securities Corp. is distributor for the Funds.

TABLE OF CONTENTS



                                   I

GENERAL INFORMATION ABOUT THE FUNDS                       1

INVESTMENT OBJECTIVES AND POLICIES                        1
   Types of Investments                                   1
   Municipal Security Issues (Tax-Free Money
     Market Fund only)                                    1
   Temporary Investments                                  2
   Credit Enhancement                                     4
   New York Investment Risks                              4

INVESTMENT LIMITATIONS                                    5
   Regulatory Compliance                                  7

VISION GROUP OF FUNDS, INC. MANAGEMENT                    7
   Fund Ownership                                         9
   Directors' Compensation                                9
   Director Liability                                     9

INVESTMENT ADVISORY SERVICES                              9
   Adviser to the Funds                                   9
   Advisory Fees                                         10

OTHER SERVICES                                           10
   Administrative Services                               10
   Custodian and Portfolio Accountant                    10
   Transfer Agent and Dividend Disbursing
     Agent                                               10
   Independent Auditors                                  10

BROKERAGE TRANSACTIONS                                   10

DESCRIPTION OF FUND SHARES                               11

HOW TO BUY SHARES                                        12
   Conversion to Federal Funds                           12
   Cash Sweep Program                                    12



DETERMINING NET ASSET VALUE                              12

REDEEMING FUND SHARES                                    13

BANKING LAWS                                             13

TAX STATUS                                               13
   The Funds' Tax Status                                 13
   Shareholders' Tax Status                              13

TOTAL RETURN                                             14

YIELD                                                    14

TAX-EQUIVALENT YIELD                                     14
   Tax-Equivalency Table                                 14

EFFECTIVE YIELD                                          16

PERFORMANCE COMPARISONS                                  16
   Economic and Market Information                       17

APPENDIX                                                 18

GENERAL INFORMATION ABOUT THE FUNDS

The Funds are portfolios of Vision Group of Funds, Inc. (the "Corporation"). The Corporation was established as a Maryland corporation under Articles of Incorporation dated February 23, 1988.

INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUND

The investment objective of Vision Money Market Fund ("Money Market Fund") is to seek current income with liquidity and stability of principal by investing in high-quality money market instruments.

The Money Market Fund invests in money market instruments which mature in 397 days or less and which include, but are not limited to, commercial paper and variable amount demand master notes, bank instruments, U.S. government obligations, and repurchase agreements.

The instruments of banks and savings and loans that are members of the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations.

TREASURY MONEY MARKET FUND

The investment objective of Vision Treasury Money Market Fund ("Treasury Money Market Fund") is to seek current income with liquidity and stability of principal by investing in direct obligations of the U.S. Treasury with remaining maturities of 397 days.

The Treasury Money Market Fund invests in direct obligations of the U.S. Treasury, such as bills, notes, and bonds, and repurchase agreements collateralized by U.S. Treasury obligations, which mature in 397 days or less.

"U.S. Treasury Obligations" refers to evidences of indebtedness issued by the United States that are fully guaranteed as to principal and interest by the United States, maturing in one year or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within one year from the date of acquisition.

TAX-FREE MONEY MARKET FUND

The investment objective of Vision New York Tax-Free Money Market Fund ("Tax-Free Money Market Fund") is to seek as high a level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and stability of principal by investing in high-quality tax-exempt obligations with remaining maturities of 397 days or less.

The Tax-Free Money Market Fund invests substantially all its assets in high-quality tax-exempt obligations having remaining maturities of 397 days or less. While the Fund may also invest in short-term taxable obligations, under normal conditions at least 80% of the Fund's net assets will be invested in obligations exempt from federal regular income tax.

Subject to the Fund's investment objective and policies stated above, the Fund will attempt to invest its assets, to the extent practicable, in tax-exempt obligations issued by the State of New York and its political subdivisions ("New York municipal securities"). The Fund intends to invest, under normal circumstances, at least 80% of its net assets in New York municipal securities. To the extent dividends paid by the Fund are derived from interest on New York municipal securities, they will be exempt from both federal regular income tax and New York State and New York City income tax.

MUNICIPAL SECURITY ISSUES (TAX-FREE MONEY MARKET FUND ONLY)

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Industrial development bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities if the interest paid thereon is exempt from federal regular income tax.

There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the prospectus represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax-Free Money Market Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax-Free Money Market Fund. Manufacturers and Traders Trust Company ("M&T Bank"), the investment adviser to the Tax-Free Money Market Fund, will consider such an event and the requirements of Rule 2a-7 under the Investment Company Act of 1940 in determining whether the Tax-Free Money Market Fund will continue to hold the obligation.

The payment of principal and interest on most municipal securities purchased by the Tax-Free Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of this Statement of Additional Information and the prospectus, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the nongovernmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

Among other types of municipal securities, the Tax-Free Money Market Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, such as municipal bonds and industrial development bonds, provided they have remaining maturities of 397 days or less at the time of purchase.

Examples of New York municipal securities are:

         o tax exempt project notes issued by the U.S. Department of Housing and Urban Development to provide financing for housing, redevelopment, and urban renewal;

         o  municipal notes and tax-exempt commercial paper;

         o  serial bonds sold with a series of maturity dates;

         o  tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

         o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

         o revenue anticipation notes sold in expectation of receipt of federal income available under the Federal Revenue
            Sharing Program; and

         o  pre-refunded municipal bonds refundable at a later date.

TEMPORARY INVESTMENTS

As stated in the prospectus, the Tax-Free Money Market Fund may invest a portion of its assets on a temporary basis for temporary purposes in short-term taxable money market instruments ("Temporary Investments"). Temporary Investments in which the Tax-Free Money Market Fund may invest include instruments within the classes listed below. Although the Tax-Free Money Market Fund has retained the flexibility of investing up to 20% of its total assets in these Temporary Investments during non-defensive periods (and 100% of its total assets during temporary defensive periods), the Tax-Free Money Market Fund anticipates that it would not invest more than 5% of its net assets in any one of the following classes of Temporary Investments. As noted below, the Money Market Fund and Treasury Money Market Fund also may invest in the following list of investments without the same temporary limitations.

      U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. government obligations in which the Money Market Fund and Tax-Free Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

         o  the full faith and credit of the U.S. Treasury;

         o  the issuer's right to borrow from the U.S. Treasury;

         o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

         o  the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

         o  Farm Credit Banks;

         o  Student Loan Marketing Association;

         o  Federal Home Loan Banks;

         o  Federal Home Loan Mortgage Corporation; and

         o  Federal National Mortgage Association.

         The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury which matures in 397 days or less, and repurchase agreements collateralized by such securities.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. Each of the Funds engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with a Fund's investment objective and policies, not for investment leverage. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of its assets.

      CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         The Money Market Fund and Tax-Free Money Market Fund may invest in certificates of deposit of domestic branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances guaranteed by domestic branches of U.S. commercial banks having total assets at the time of purchase in excess of $1 billion.

      COMMERCIAL PAPER

         The Money Market Fund and Tax-Free Money Market Fund may invest in commercial paper rated at the time of purchase "A-2" or better by S&P or "Prime-2" or better by Moody's or, if not rated, found by M&T Bank to be of comparable quality pursuant to guidelines approved by the Board of Directors.

      REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements as described in the prospectus.

      REVERSE REPURCHASE AGREEMENTS

         The Funds may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Funds to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Funds will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

With respect to the Money Market Fund and Tax-Free Money Market Fund, the above investment objectives and policies cannot be changed without approval of a majority of the outstanding shares of the Fund.

CREDIT ENHANCEMENT

The Money Market Fund and Tax-Free Money Market Fund typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

NEW YORK INVESTMENT RISKS

The Tax-Free Money Market Fund invests in obligations of New York (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on various sources that are believed to be reliable but should not be considered as a complete description of all relevant information.

The State has achieved fiscal balance for the last few years after large deficits in the middle and late 1980's. Growing social service needs, education and Medicare expenditures have been the areas of largest growth while prudent program cuts and increases in revenues through service fees has enabled the State's budget to remain within balance for the last few years. The State also benefits from a high level of per capita income that is well above the national average and from significant amounts of international trade. While the State still has a large accumulated deficit as a percentage of its overall budget, the fiscal performance in recent years has demonstrated a changed political environment that has resulted in realistic revenue and expenditure projections to achieve financially favorable results. The recent budgets have included personal income tax cuts and emphasized cost control. Budgets in recent years have been delayed due to disagreements between the Governor and the New York State legislature. Last year's budget was not passed until July, four months late. Failure to pass a budget in a timely manner can have a negative impact on New York municipalities dependent upon state aid.

New York's economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State's economy through its international importance in economic sectors such as advertising, finance, and banking. The State's economy has been slow to recover after the late 1980's recession that resulted in the loss of over 400,000 jobs in the New York City metropolitan area alone. Any major changes to the financial condition of New York City would ultimately have an affect on the State.

Obligations of issuers within the State are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights of and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by the U.S. Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations, or upon the ability of the State or its political subdivisions to levy taxes. There is also the possibility that, as a result of litigation or other conditions (including delays in adopting budgets), the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

A substantial principal amount of bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, or other contractual or moral obligation provisions. Moral obligation commitments by the State impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in defaults on such obligations. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its authorities and agencies. In recent years, the State has had to appropriate large amounts of funds to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance is expected to be required in current and future fiscal years since certain localities and authorities continue to experience financial difficulties.

To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

The overall financial condition of the State can also be illustrated by changes to its debt ratings. During the period in which the State experienced financial difficulties, its general obligation long-term debt ratings as determined by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group decreased from A1 and A, respectively, to A and A-, which are the current ratings as of April 1997.

The Fund's concentration in municipal securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

INVESTMENT LIMITATIONS

The Funds will not change any of the investment limitations described below without approval of a majority of the outstanding shares of the Funds.

      INVESTING IN EXEMPT-INTEREST OBLIGATIONS

         The Tax-Free Money Market Fund will not invest less than 80% of its net assets in securities the interest on which is exempt from federal regular income tax, except during temporary defensive periods. AMT obligations are not counted as securities the interest on which is exempt from federal regular income tax.

      SELLING SHORT AND BUYING ON MARGIN

         The Funds will not sell any securities short or purchase any securities on margin, or participate on a joint or joint and several basis in any securities trading account.

      BORROWING MONEY

         The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the terms described in the prospectus. No Fund anticipates entering into reverse repurchase agreements in excess of 5% of its net assets.

      PLEDGING SECURITIES

         The Funds will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Tax-Free Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

      INVESTING IN COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE

         The Funds will not invest in commodities, commodity contracts (including futures contracts), real estate, oil, gas, or mineral exploration or development programs, except that it may purchase marketable securities of companies engaged in such activities.

      UNDERWRITING

         The Funds will not engage in underwriting securities issued by others.

      LENDING CASH OR SECURITIES

         The Funds will not make loans, except that each Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment objective and policies.

      INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         The Funds will not invest in securities issued by any other investment company, except as part of a merger, consolidation, reorganization, or acquisition of assets.

      DIVERSIFICATION OF INVESTMENTS

         The Money Market Fund and Tax-Free Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

      CONCENTRATION OF INVESTMENTS

         The Money Market Fund and Tax-Free Money Market Fund will not invest more than 25% of the value of their respective total assets in issuers in the same industry.

         With respect to the Money Market Fund, utilities will be divided according to their services; for example, gas, gas transmissions, electric and gas, electric, and telephone will each be considered a separate industry. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of their parents.

         The Money Market Fund and Tax-Free Money Market Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments (i.e., repurchase agreements).

      ISSUING SENIOR SECURITIES

         The Funds will not issue senior securities.

      INVESTING IN RESTRICTED SECURITIES

         The Funds will not invest in securities subject to legal or contractual restrictions.

      INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION

         The Funds will not purchase or retain the securities of any issuer if the officers or Directors of the Corporation or the Funds' investment adviser owning beneficially more than one-half of 1% of the issuer's securities together own beneficially more than 5% of such securities.

      DEALING IN PUTS AND CALLS

         The Funds will not write or purchase put or call options.

      INVESTING IN NEW ISSUERS

         The Funds will not invest more than 10% of the value of its total assets in the securities of issuers which have records of less than three years of continuous operation, including the operation of any predecessor.

      VOTING SECURITIES AND REVENUE BONDS

         The Funds will not buy common stocks or voting securities of state, municipal or industrial revenue bond issuers.

      PURCHASING SECURITIES TO EXERCISE CONTROL

         The Funds will not invest in any issuer for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds did not borrow money in excess of 5% of the value of their respective net assets during the last fiscal year and have no present intent to do so in the coming fiscal year.

REGULATORY COMPLIANCE

The Funds are money market funds. Many of a Fund's investment policies are fundamental, cannot be changed without vote of shareholders, and were constructed so as to comply with Rules promulgated by the Securities and Exchange Commission (SEC) governing mutual funds' use of the amortized cost method of accounting, as they were in effect at the time a Fund was created.

The SEC has subsequently revised Rule 2a-7 under the Investment Company Act of 1940 which governs money market funds' use of the amortized cost method of accounting. As a result of the revisions, the Funds will adhere to certain nonfundamental operating policies that are more restrictive in order to comply with revised Rule 2a-7. Since the Funds may follow such operating policies without violating their fundamental investment policies and limitations, the Funds do not presently intend to ask for shareholder approval of changes to a Fund's investment policies or limitations.

The Funds will invest in money market instruments (See the section of the prospectus entitled "Acceptable Investments") rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or of comparable quality to securities having such rating.

The Funds will follow applicable regulations in determining whether a security rated by NRSROs can be treated as being in the two highest short-term rating categories.

The Funds will invest more than 5% of their respective total assets in any one issuer only under circumstances permitted by Rule 2a-7. The Funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without the approval of their shareholders, unless such changes are more permissive than the Funds' fundamental policies.

VISION GROUP OF FUNDS, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Vision Group of Funds, Inc., and principal occupations.

Randall I. Benderson
570 Delaware Avenue

Buffalo, NY

Birthdate: January 12, 1955

Director

Senior Vice President and Chief Operating Officer, Benderson Development Company, Inc.

Joseph J. Castiglia
Roycroft Campus

21 South Grove Street, Suite 291

East Aurora, NY  14052

Birthdate:  July 20, 1934

Director

Director, New York State Electric & Gas Corp.; Secewsow Environmental Services, Inc.; Blue Cross & Blue Shield of Western New York; Buffalo Branch, Federal Reserve Bank of New York; and Former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc.

Daniel R. Gernatt, Jr.
Richardson & Taylor Hollow Roads

Collins, NY

Birthdate:  July 14, 1940

Director

President and CFO of Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President,
Countryside Sand & Gravel, Inc.

George K. Hambleton, Jr.
670 Young Street

Tonawanda, NY

Birthdate:  February 8, 1933

Director

Former President, Brand Name Sales, Inc.; President, Hambleton & Carr, Inc.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate:  October 22, 1930

President and Treasurer

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of other funds distributed by Federated Securities Corp.; President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.

Charles L. Davis, Jr.
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 23, 1960

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of other funds distributed by Federated Securities Corp.

Victor R. Siclari
Federated Investors Tower

Pittsburgh, PA

Birthdate: November 17, 1961

Secretary

Corporate Counsel and Vice President, Federated Administrative
Services; formerly Attorney, Morrison & Foerster (law firm).

FUND OWNERSHIP

As of June 9, 1997, Officers and Directors own less than 1% of each Fund's outstanding shares.

As of June 9, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Money Market Fund: Tice & Co., Buffalo, New York, owned approximately 258,799,987 shares (44.92%) and National Financial Services Co., New York, New York, owned approximately 29,515,542 shares (5.12%).

As of June 9, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Treasury Money Market Fund: Tice & Co., Buffalo, New York, owned approximately 280,382,560 shares
(79.69%).

As of June 9, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Tax-Free Money Market Fund: Tice & Co., Buffalo, New York, owned approximately 34,181,051 shares
(56.93%) and National Financial Services Co., New York, New York, owned approximately 5,912,186 shares (9.85%).

DIRECTORS' COMPENSATION

                                        AGGREGATE

NAME ,                                  COMPENSATION
POSITION WITH                           FROM
CORPORATION                              CORPORATION * #

Randall I. Benderson,

Director                                $8,500

Joseph J. Castiglia,

Director                                $8,000

Daniel R. Gernatt, Jr.,

Director                                $8,500

George K. Hambleton,  Jr.,
Director                                $8,000

*Information is furnished for the fiscal year ended April 30, 1997. The Corporation is the only investment company in the Fund Complex.

#The aggregate compensation is provided for the Corporation which is comprised of seven portfolios.

DIRECTOR LIABILITY

With respect to the removal of a Director of the Corporation, the Corporation's By-Laws provide, in accordance with applicable law, that a Director may be removed from the Board at a meeting of shareholders called for that purpose upon the majority vote of the shareholders of the Corporation entitled to vote at such meeting. Such a meeting shall be called by the President or the Board of Directors or at the request in writing of shareholders entitled to cast at least ten percent (10%) of the votes entitled to be cast at such meeting. Such shareholders' request shall state the purpose of the proposed meeting, and the Corporation shall inform those shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting to the other shareholders and, on payment of these costs, shall notify each shareholder entitled to notice of the meeting.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUNDS

Investment advisory services are provided to the Funds by Manufacturers and Traders Trust Company ("M&T Bank"), pursuant to an investment advisory agreement dated April 25, 1988. The advisory services provided and the expenses assumed by M&T Bank, as well as the advisory fees payable to it, are described in the Funds' prospectus.

The investment advisory agreement provides that M&T Bank shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of M&T Bank in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder. Because of internal controls maintained by M&T Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of M&T Bank's or its affiliates' lending relationships with an issuer.

Unless sooner terminated, the advisory agreement between the Funds and M&T Bank will continue in effect from year to year if such continuance is approved at least annually by the Corporation's Board of Directors, or by vote of a majority of the outstanding shares of a Fund (as defined in the prospectus), and by a majority of the Directors who are not parties to the advisory agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the advisory agreement, by vote cast in person at a meeting called for such purpose. The advisory agreement is terminable at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Fund, or by M&T Bank. The advisory agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940.

ADVISORY FEES

For its advisory services, M&T Bank receives an annual investment advisory fee as described in the prospectus.

During the fiscal years ended April 30, 1997, 1996, and 1995, for the Money Market Fund and Treasury Money Market Fund, M&T Bank earned $2,862,559, $2,339,981, and $1,635,164 and $2,296,162, $1,699,400, and
$1,120,905, respectively, which was reduced by $555,870, $530,234, and $618,151 and $448,656, $319,668, and $418,701, respectively, because of undertakings to limit the Funds' expenses. All advisory fees were computed on the same basis as in the advisory contract described in the Prospectus.

During the fiscal years ended April 30, 1997, 1996, and 1995, for the New York Tax-Free Money Market Fund, M&T Bank earned $355,253,
$277,858, and $218,054, respectively, of which $250,546, $211,303, and
$198,560, respectively, were voluntarily waived.

OTHER SERVICES

ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal years ended April 30, 1997, 1996, and 1995 the Money Market Fund, Treasury Money Market Fund, and Tax-Free Money Market Fund incurred costs for administrative services of $598,092, $531,676, and $415,548; $478,882,
$384,262, and $285,906; and $74,362, $62,956, and $55,419,
respectively, of which $27,570, $5,988, and $0; $11,635, $2,303, and
$0; and $1,843, $392, and $31,013, respectively, were voluntarily waived.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, is custodian for the securities and cash of the Funds. Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company, Pittsburgh, Pennsylvania, the Funds' registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT AUDITORS

The independent auditors for the Funds are Ernst & Young LLP,
Pittsburgh, Pennsylvania.

BROKERAGE TRANSACTIONS

Pursuant to the Funds' advisory agreement, M&T Bank determines which securities are to be sold and purchased by the Funds and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asking price. While M&T Bank generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with M&T Bank or its affiliates, and will not give preference to M&T Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. While serving as investment adviser to the Funds, M&T Bank has agreed to maintain its policy and practice of conducting its Trust and Investment Services Division independently of its Commercial Department.

The Funds' advisory agreement provides that, in making investment recommendations for the Funds, Trust and Investment Services Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by the Funds is a customer of the Commercial Department and, in dealing with its commercial customers, the Commercial Department will not inquire or take into consideration whether securities of such customers are held by the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by M&T Bank, investments of the type the Fund may make may also be made by those other accounts. When the Funds and one or more other accounts managed by M&T Bank are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by M&T Bank to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

The Tax-Free Money Market Fund does not intend to seek profits through short-term trading. The Fund's annual portfolio turnover will be relatively high but portfolio turnover is not expected to have a material effect on the net income of the Fund.

For the fiscal years ended April 30, 1997, 1996, and 1995, the Money Market Fund, Treasury Money Market Fund, and Tax-Free Money Market Fund paid no commissions on brokerage transactions.

DESCRIPTION OF FUND SHARES

The Corporation's Articles of Incorporation authorize the Board of Directors to issue up to ten billion full and fractional shares of Common Stock, of which seven billion shares have been classified into seven classes of one billion shares each. Three billion shares remain unclassified at this time. Classes A, B, C, D, E, F and G Common Stock represent interests in Vision Money Market Fund, Vision Treasury Money Market Fund, Vision New York Tax-Free Money Market Fund, Vision U.S. Government Securities Fund, Vision New York Tax-Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund, respectively.

The Board of Directors may classify or reclassify any unissued shares of the Corporation into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Corporation, shares of the Funds are entitled to receive the assets available for distribution belonging to the respective Funds and a proportionate distribution, based upon the relative asset values of that Fund and the Corporation's other portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Corporation shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, Rule 18f-2 also provides that the ratification of independent certified public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Corporation voting without regard to class.

Notwithstanding any provision of Maryland law requiring a greater vote of the Corporation's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Corporation's Articles of Incorporation, the Corporation may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Fund and the Corporation's other portfolios (voting together without regard to class).

HOW TO BUY SHARES

Shares of the Funds are sold at their net asset value without a sales charge on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "How to Buy Shares."

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. M&T Bank and State Street Bank act as the shareholders' agents in depositing checks and converting them to federal funds.

CASH SWEEP PROGRAM

The Funds reserve the right to create a Cash Sweep Program in the future. For participating accounts, cash accumulations in demand deposit accounts with M&T Bank would be automatically invested in shares of the Funds on a day selected by M&T Bank and its customer, or when the demand deposit account reaches a predetermined dollar amount (e.g., $5,000).

      PARTICIPATING DEPOSITORY INSTITUTIONS

         Participating depository institutions would be responsible for prompt transmission of orders relating to the program. These depository institutions would be the record owners of the shares of the Funds. Depository institutions participating in this program would be able to charge their customers for services relating to the program. This Statement of Additional Information should, therefore, be read together with any agreement between the customer and the depository institution with regard to the services to be provided, the fees to be charged for those services, and any restrictions and limitations that would be imposed. Beneficial ownership of shares of the Funds held by M&T Bank and other institutional investors on behalf of their customers would be recorded by the institutions and reflected in the regular account statements provided by institutions to their customers.

DETERMINING NET ASSET VALUE

The Directors have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Funds computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions of Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and a Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Directors will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Directors will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEEMING FUND SHARES

The Funds redeem shares at the next computed net asset value after the Funds receive the redemption request. Redemption procedures are explained in the Prospectus under "Redeeming Shares."

BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such company as agent for and upon the order of their customers. Some entities providing services to the Funds are subject to such banking laws and regulations. They believe that they may perform those services for the Funds contemplated by any agreement entered into with the Funds without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Corporation's Board of Directors would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

         o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

         o derive less than 30% of its gross income from the sale of securities held less than three months;

         o  invest in securities within certain statutory limits; and

         o distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

No portion of any income dividend paid by the Funds is eligible for the dividends received deduction available to corporations. These dividends (to the extent taxable), and any short-term capital gains, are taxable as ordinary income.

Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on a Fund's assets (including both original issue and market discount), less (ii) amortization of any premium and accrued expenses directly attributable to such Fund, and the general expenses (e.g. legal, accounting and directors' fees) of the Corporation prorated to each Fund on the basis of its relative net assets.

      CAPITAL GAINS

         Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

TOTAL RETURN

The Money Market Fund's, Treasury Money Market Fund's, and Tax-Free Money Market Fund's average annual total returns for the one-year and five-year periods ended April 30, 1997, and for the period from June 1, 1988 (date of initial public investment for the Funds) to April 30, 1997, were 4.93%, 4.24%, and 5.50%; 4.82%, 4.11%, and 5.29%; and
2.96%, 2.51%, and 3.37%, respectively.

The average annual total return for the shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The yields for the Money Market Fund, Treasury Money Market Fund, and Tax-Free Money Market Fund for the seven-day period ended April 30, 1997, were 4.90%, 4.80%, and 3.45%, respectively. The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o  multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The Tax-Free Money Market Fund's tax-equivalent yield for the seven-day period ended April 30, 1997, was 4.54%.

The tax-equivalent yield of the Tax-Free Money Market Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% federal tax rate and the regular personal income tax rate imposed by New York and assuming that its income is 100% tax-exempt.

TAX-EQUIVALENCY TABLE

The Tax-Free Money Market Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income taxes,* and is often free from state and local taxes as well. As the table on the next page indicates a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.



                                                    TAXABLE YIELD EQUIVALENT FOR 1997

                           STATE OF NEW YORK

        TAX BRACKET:

        FEDERAL             15.00%        28.00%             31.00%               36.00%              39.60%



        COMBINED FEDERAL

        AND STATE           21.850%       34.850%            37.850%              42.850%             46.450%




        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER

        RETURN              41,200        99,600             151,750              271,050            $271,050



        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER

        RETURN              24,650        59,750             124,650              271,050            $271,050


TAX-EXEMPT

YIELD                                       TAXABLE YIELD EQUIVALENT

           1.50%            1.92%          2.30%             2.41%               2.62%               2.80%

           2.00%            2.56%          3.07%             3.22%               3.50%               3.73%

           2.50%            3.20%          3.84%             4.02%               4.37%               4.67%

           3.00%            3.84%          4.60%             4.83%               5.25%               5.60%

           3.50%            4.48%          5.37%             5.63%               6.12%               6.54%

           4.00%            5.12%          6.14%             6.44%               7.00%               7.47%

           4.50%            5.76%          6.91%             7.24%               7.87%               8.40%

           5.00%            6.40%          7.67%             8.05%               8.75%               9.34%

           5.50%            7.04%          8.44%             8.85%               9.62%              10.27%

           6.00%            7.68%          9.21%             9.65%              10.50%              11.20%



Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart on the previous page is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

EFFECTIVE YIELD

The Money Market Fund's, Treasury Money Market Fund's, and Tax-Free Money Market Fund's effective yields for the seven-day period ended April 30, 1997, were 5.02%, 4.92%, and 3.51%, respectively.

The Fund's effective yield is computed by compounding the unannualized base period return by:

         o  adding 1 to the base period return;

         o  raising the sum to the 365/7th power; and

         o  subtracting 1 from the result.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o  portfolio quality;

         o  average portfolio maturity;

         o  type of instruments in which the portfolio is invested;

         o  changes in interest rates on money market instruments;

         o  changes in Fund expenses; and

         o  the relative amount of Fund cash flow.

Investors may use financial publications and/or indices to obtain a more complete view of the each Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any.

         o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities issued by the U.S. Treasury maturing in 30 days.

         o BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading banks and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

         o DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis and through its MONEY MARKET INSIGHT publication reports monthly and year-to-date investment results for the same money funds.

From time to time, the Funds will quote their Lipper rankings in the "money market instrument funds" category in advertising and sales literature. Investors may use such a reporting service in addition to the Funds' prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing Fund performance to any reporting service, factors such as composition of the reporting service and prevailing market conditions should be considered in assessing the significance of such comparisons.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as federally insured bank products, including time deposits, bank savings accounts, certificates of deposit, and Treasury bills, and to money market funds using the Lipper Analytical Services money market instruments average. Unlike federally insured bank products, the shares of the Funds are not insured.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

APPENDIX

Standard & Poor's Ratings Group Bond Ratings

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible o the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc. Bond Ratings

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR-Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. Long-Term Debt Ratings

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard & Poor's Ratings Group Municipal Note Ratings

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc. Short-Term Loan Ratings

MIG1/VMIG1-This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch Investors Service, Inc. Short-Term Debt Ratings

F-1+-EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2-GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Standard & Poor's Ratings Group Commercial Paper Ratings

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Ratings

PRIME-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        92830F307
        92830F109
        92830F208

        G01716-06 (6/97)

                               [LOGO OF VISION]

                                   PROSPECTUS

                          VISION GROUP OF FUNDS, INC.
                         PROSPECTUS DATED JUNE 30, 1997

Vision Group of Funds, Inc. is an open-end management investment company (a mutual fund) that offers you a choice of seven separate investment portfolios with distinct investment objectives and policies. This prospectus relates to four of the seven portfolios ("Funds"). The Funds are:

                     VISION U.S. GOVERNMENT SECURITIES FUND
                         VISION NEW YORK TAX-FREE FUND
                         VISION GROWTH AND INCOME FUND

                        VISION CAPITAL APPRECIATION FUND

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T BANK"), ARE NOT ENDORSED OR GUARANTEED BY M&T BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This prospectus gives you information about each of the Funds, and can help you decide which of the Funds are suitable investments for you. Please read the prospectus before you invest and keep it for future reference.

You can find additional facts about each of the Funds in their combined Statement of Additional Information dated June 30, 1997, which has also been filed with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. To obtain a free copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received it electronically, or make other inquiries about any of these Funds, simply call or write Vision Group of Funds, Inc. at the telephone number or address below. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Funds is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VISION GROUP OF FUNDS, INC.
P.O. Box 4556
Buffalo, New York 14240-4556
(800) 836-2211  (716) 842-4488

                               TABLE OF CONTENTS

Synopsis                                                                       3
A Summary of the Funds' Expenses                                               5
Financial Highlights                                                           7
How the Funds Invest                                                          10
  Fund Objective and Policies                                                 10
Vision U.S. Government Securities Fund                                        11
Vision New York Tax-Free Fund                                                 12
Vision Growth and Income Fund                                                 14
Vision Capital Appreciation Fund                                              16
  Investment Techniques, Features,

     and Limitations                                                          17
Fund Management, Distribution and

  Administration                                                              28
  Board of Directors                                                          28
  Investment Adviser                                                          28

  Distribution of Fund Shares                                                 29
  Administration of the Funds                                                 31

Your Guide to Using the Funds                                                 32
  How the Funds Value Their Shares                                            32
  What Fund Shares Cost                                                       32
  How to Buy Shares                                                           35
  How to Exchange Shares                                                      36
  How to Redeem Shares                                                        38
Tax Information                                                               40
  New York Tax-Free Fund                                                      40
  How the Funds Show Performance                                              42
Financial Statements                                                          43
Report of Ernst & Young LLP,

  Independent Auditors                                                        67
Addresses                                                                     68

                                    SYNOPSIS

INVESTMENT OBJECTIVE AND POLICIES

Vision Group of Funds, Inc. (the "Corporation") offers you a convenient, affordable way to participate in seven separate, professionally managed portfolios. This prospectus describes four of the portfolios: the Vision U.S. Government Securities Fund, Vision New York Tax-Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund. The three other portfolios, Vision Money Market Fund, Vision Treasury Money Market Fund, and Vision New York Tax-Free Money Market Fund, are described in a separate prospectus.


   VISION U.S. GOVERNMENT
   SECURITIES FUND

   ("U.S. GOVERNMENT SECURITIES FUND") IS A DIVERSIFIED
   PORTFOLIO WHICH SEEKS CURRENT INCOME BY INVESTING
   PRIMARILY IN SECURITIES THAT ARE GUARANTEED AS TO
   PAYMENT OF PRINCIPAL AND INTEREST BY THE U.S. GOVERN-
   MENT, ITS AGENCIES OR INSTRUMENTALITIES. CAPITAL
   APPRECIATION IS A SECONDARY INVESTMENT CONSIDERATION.

   (SEE "HOW THE FUNDS INVEST").

   VISION NEW YORK
   TAX-FREE FUND

   ("NEW YORK TAX-FREE FUND") SEEKS CURRENT INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND THE PERSONAL INCOME TAXES IMPOSED BY THE STATE OF NEW YORK AND NEW YORK MUNICIPALITIES AND IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. (SEE "HOW THE FUNDS INVEST").

   VISION GROWTH AND
   INCOME FUND

   ("GROWTH AND INCOME FUND") IS A DIVERSIFIED PORTFOLIO
   WHICH SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME.

   THE

   GROWTH AND INCOME FUND PURSUES ITS INVESTMENT OBJECTIVE BY
   INVESTING IN A DIVERSIFIED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES (E.G., COMMON STOCK, CONVERTIBLE SECURITIES), ALTHOUGH IT MAY ALSO INVEST IN DEBT SECURITIES (E.G., BONDS, NOTES). (SEE "HOW THE FUNDS INVEST").

   VISION CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") IS A DIVERSIFIED PORTFOLIO WHICH SEEKS TO PRODUCE LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED PORTFOLIO CONSISTING PRIMARILY OF COMMON STOCKS THAT THE ADVISER BELIEVES OFFER OPPORTUNITY FOR GROWTH OF CAPITAL, ALTHOUGH IT MAY ALSO INVEST IN OTHER SECURITIES HAVING SOME OF THE CHARACTERISTICS OF COMMON STOCKS, SUCH AS CONVERTIBLE PREFERRED STOCKS, CONVERTIBLE BONDS AND WARRANTS. (SEE "HOW THE FUNDS INVEST").


BUYING AND REDEEMING FUND SHARES

You can conveniently buy and redeem Fund shares on almost any business day. Shares of the Funds are sold at net asset value plus a sales charge and may be redeemed at net asset value. The minimum initial investment in each Fund is $500 ($250 for retirement plans and IRA accounts), and it may be waived or lowered from time to time. (See "Your Guide to Using the Funds.")

MANAGEMENT OF THE FUNDS

The Funds' investment adviser is Manufacturers and Traders Trust
Company ("M&T Bank" or "Adviser"). M&T Bank makes investment decisions for the Funds. M&T Bank is the principal banking subsidiary of First Empire State Corporation (See "Adviser's Background").

SHAREHOLDER SERVICES

When you become a shareholder, you can easily get information about your account, and about the Funds and their services by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488).

RISK FACTORS

An investment in the Funds may involve certain risks that are explained more fully in the sections of the prospectus discussing each Fund's investment techniques.

<R5>

                        A SUMMARY OF THE FUNDS' EXPENSES

Every mutual fund incurs expenses in conducting operations, managing investments and providing services to shareholders. The following summary breaks out the Funds' expenses. You should consider this expense information, along with other information provided in the prospectus, in making your investment decision.


                                                                  U.S.

                                                               GOVERNMENT       NEW YORK         GROWTH         CAPITAL
                                                               SECURITIES       TAX-FREE       AND INCOME     APPRECIATION

SHAREHOLDER TRANSACTION EXPENSES                                  FUND            FUND            FUND            FUND


Maximum Sales Charge Imposed on Purchases

  (as a percentage of offering price)                            4.50%           4.50%           5.50%           5.50%
Maximum Sales Charge Imposed on Reinvested Dividends

  (as a percentage of offering price)                             None            None            None            None
Contingent Deferred Sales Charge (as a percentage of

  original purchase price or redemption proceeds, as

  applicable)                                                     None            None            None            None
Redemption Fees (as a percentage of amount redeemed,
  if applicable)                                                  None            None            None            None
Exchange Fee                                                      None            None            None            None

ANNUAL OPERATING EXPENSES
    (as a percentage of average net assets)

Management Fees (after waivers)                                 0.53%(1)        0.35%(1)         0.70%           0.85%
12b-1 Fees (2)                                                   0.00%           0.00%           0.00%           0.00%
Shareholder Servicing Fees (3)                                   0.00%           0.00%           0.25%           0.25%
Other Expenses (after waivers)                                  0.58%(4)        0.66%(4)         0.33%          0.50%(4)
    Total Fund Operating Expenses (5)                            1.11%           1.01%           1.28%           1.60%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Management, Distribution and Administration" in the prospectus. Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE:

You would pay the following expenses on a $1,000 investment assuming
  (1) 5% annual return; (2) redemption at the end of each period; and
  (3) payment of the maximum sales charge. The Funds charge no redemption fees.

1 Year.....................................................       $ 56            $ 55            $ 67            $ 70
3 Years....................................................       $ 79            $ 76            $ 93            $103
5 Years....................................................       $103            $ 98            $121            $137
10 Years...................................................       $174            $163            $201            $235

THE ABOVE EXAMPLES FOR GROWTH AND INCOME FUND AND CAPITAL APPRECIATION FUND ARE ESTIMATED BASED UPON EXPECTED EXPENSES FOR THE FISCAL YEAR ENDING APRIL 30,

1998.

(1) The management fees have been reduced to reflect the voluntary waivers of portions of the management fees by the investment adviser with respect to U.S. Government Securities Fund and New York Tax-Free Fund. The investment adviser can terminate these voluntary waivers at any time at its sole discretion. The maximum management fees for U.S. Government Securities Fund and New York Tax-Free Fund are 0.70% and 0.70%, respectively.

(2) The Funds have no present intention of accruing or paying 12b-1 fees during the fiscal year ending April 30, 1998. If the Funds were accruing or paying 12b-1 fees they would be able to pay up to 0.25% of each Fund's average daily net assets. See "Fund Management, Distribution and Administration."

(3) U.S. Government Securities Fund and New York Tax-Free Fund have no present intention of accruing or paying shareholder servicing fees during the fiscal year ending April 30, 1998. If the Funds were accruing or paying shareholder servicing fees, they would be able to pay up to 0.25% of each Funds' average daily net assets. Growth and Income Fund and Capital Appreciation Fund will begin paying and accruing shareholder servicing fees on July 1, 1997 at 0.25% of each of the Funds' average daily net assets. See "Fund Management, Distribution and Administration."

 (4) Other Expenses for U.S. Government Securities Fund and New York Tax-Free Fund were 0.61% and 0.69%, respectively, absent the voluntary waivers of portions of the administrative fees by the administrator. Other Expenses for Capital Appreciation Fund were 0.99% absent the voluntary waiver of a portion of the administrative fee by the administrator and reimbursement of other operating expenses by the investment adviser. Other Expenses for Capital Appreciation Fund are expected to be 0.54% absent the voluntary waiver of a portion of the administrative services fee by the administrator. The administrator and the adviser can terminate these voluntary waivers and/or reimbursements at any time at their sole discretion.

(5) Total Fund Operating Expenses for U.S. Government Securities Fund and New York Tax Free Fund would have been 1.31% and 1.39%, respectively, absent the voluntary waivers by the investment adviser and administrator. The Total Fund Operating Expenses for Growth and Income Fund and Capital Appreciation Fund were 1.14% and 0.88%, respectively, for the fiscal year ended April 30, 1997. Capital Appreciation Fund's Total Operating Expenses would have been 1.84% absent the voluntary waivers of a portion of the management fee and administrative fee and the reimbursement of other expenses by the investment adviser. The Total Fund Operating Expenses in the table above for Growth and Income Fund and Capital Appreciation Fund reflect a reduction in the anticipated other operating expenses by the administrator and the addition of a shareholder servicing fee for the fiscal year ending April 30, 1998. The Total Fund Operating Expenses for Capital Appreciation Fund are expected to be 1.64% absent the voluntary waiver by the administrator.

VISION EQUITY AND INCOME FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent
Auditors on Page 67.


                  NET ASSET                        NET REALIZED AND
                   VALUE,             NET           UNREALIZED GAIN       TOTAL FROM

  YEAR ENDED    BEGINNING OF      INVESTMENT           (LOSS) ON          INVESTMENT
  APRIL 30,        PERIOD           INCOME            INVESTMENTS         OPERATIONS

   U.S. GOVERNMENT SECURITIES FUND

   1994(a)        $   10.00             0.34               (0.75)              (0.41)
   1995           $    9.25             0.56               (0.16)               0.40
   1996           $    9.09             0.52                0.22                0.74
   1997           $    9.31             0.58               (0.03)               0.55
   New York Tax-Free Fund

   1994(a)        $   10.00             0.20               (0.39)              (0.19)
   1995           $    9.61             0.46                0.06                0.52
   1996           $    9.67             0.46                0.23                0.69
   1997           $    9.90             0.48                0.18                0.66
   Growth and Income Fund

   1994(e)        $   10.00             0.07               (0.08)              (0.01)
   1995           $    9.93             0.21                0.43                0.64
   1996           $   10.35             0.13                2.98                3.11
   1997           $   13.35             0.13                2.35                2.48
   Capital Appreciation Fund

   1997(f)        $   10.00             0.02(h)             1.35                1.37

 (a) Reflects operations for the period from September 22, 1993 (date of initial public investment) to April 30, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Reflects operations for the period from November 29, 1993 (date of initial public investment) to April 30, 1994.

 (f) Reflects operations for the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

 (g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(h) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

 (i) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
FINANCIAL HIGHLIGHTS--CONTINUED

--------------------------------------------------------------------------------


                                   DISTRIBUTIONS

                DISTRIBUTIONS        IN EXCESS

                  FROM NET            OF NET          DISTRIBUTIONS                         NET ASSET
 YEAR ENDED      INVESTMENT         INVESTMENT      FROM NET REALIZED        TOTAL        VALUE, END OF      TOTAL
 APRIL 30,         INCOME             INCOME              GAINS          DISTRIBUTIONS       PERIOD        RETURN(B)

   U.S. GOVERNMENT SECURITIES FUND

   1994(a)            (0.34)            --                 --                  (0.34)       $    9.25          (4.23%)
   1995               (0.56)            --                 --                  (0.56)       $    9.09           4.59%
   1996               (0.52)            --                 --                  (0.52)       $    9.31           8.10%
   1997               (0.58)            --                 --                  (0.58)       $    9.28           6.05%

   NEW YORK TAX-FREE FUND

   1994(a)            (0.20)            --                 --                  (0.20)       $    9.61          (1.22%)
   1995               (0.46)            --                 --                  (0.46)       $    9.67           5.58%
   1996               (0.46)            --                 --                  (0.46)       $    9.90           7.18%
   1997               (0.48)            --                 --                  (0.48)       $   10.08           6.76%

   GROWTH AND INCOME FUND

   1994(e)            (0.06)            --                 --                  (0.06)       $    9.93          (0.12%)
   1995               (0.22)            --                 --                  (0.22)       $   10.35           6.61%
   1996               (0.11)            --                 --                  (0.11)       $   13.35          30.18%
   1997               (0.13)            --                  (0.59)             (0.72)       $   15.11          18.61%

   CAPITAL APPRECIATION FUND

   1997(f)            (0.02)             (0.03)(i)          (0.06)             (0.11)       $   11.26          13.97%

 (a) Reflects operations for the period from September 22, 1993 (date of initial public investment) to April 30, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Reflects operations for the period from November 29, 1993 (date of initial public investment) to April 30, 1994.

 (f) Reflects operations for the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

 (g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(h) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

 (i) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
FINANCIAL HIGHLIGHTS--CONTINUED

--------------------------------------------------------------------------------


                           RATIOS TO AVERAGE NET ASSETS                 NET ASSETS,
                                                     EXPENSES               END          AVERAGE

 YEAR ENDED                  NET INVESTMENT           WAIVER/            OF PERIOD     COMMISSION      PORTFOLIO
 APRIL 30,      EXPENSES         INCOME          REIMBURSEMENT(D)      (000 OMITTED)  RATE PAID(G)     TURNOVER

   U.S. GOVERNMENT SECURITIES FUND

   1994(a)           0.00%(c)         6.11%(c)             1.86%(c)      $  24,468         --                320%
   1995              0.43%           6.20%                1.01%          $  29,573         --                 78%
   1996              1.16%           5.41%                0.17%          $  34,492         --                132%
   1997              1.11%           6.23%                0.20%          $  44,485         --                121%

   NEW YORK TAX-FREE FUND

   1994(a)           0.00%(c)         4.79%(c)             1.78%(c)      $  25,225         --                 21%
   1995              0.40%           4.80%                1.12%          $  27,346         --                 51%
   1996              1.04%           4.60%                0.34%          $  32,621         --                113%
   1997              1.01%           4.74%                0.38%          $  35,480         --                 79%

   GROWTH AND INCOME FUND

   1994(e)           0.00%(c)         2.24%(c)             2.15%(c)      $  22,944         --                 27%
   1995              0.47%           2.16%                0.96%          $  39,358         --                 79%
   1996              1.16%           1.09%              --               $  65,119         --                 77%
   1997              1.14%           0.87%              --               $ 114,090      $  0.0549            134%

   CAPITAL APPRECIATION FUND

   1997(f)           0.88%(c)         0.18%(c)             0.96%(c)      $  33,440      $  0.0628             41%

 (a) Reflects operations for the period from September 22, 1993 (date of initial public investment) to April 30, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Reflects operations for the period from November 29, 1993 (date of initial public investment) to April 30, 1994.

 (f) Reflects operations for the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

 (g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(h) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

 (i) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

                              HOW THE FUNDS INVEST

                                 FUND OBJECTIVE
                                  AND POLICIES

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without shareholder approval. While a Fund cannot assure that it will achieve its investment objective, it attempts to do so by following the investment policies described below.

Unless indicated otherwise, the investment policies of a Fund may be changed by the Board of Directors ("Directors") without shareholder approval. However, shareholders will be notified before any material change in these policies becomes effective. Additional information about investments, investment limitations and strategies, and certain investment policies appears in the "Investment Techniques, Features, and Limitations" section of this prospectus.

                                     Vision
                                U.S. Government
                                Securities Fund

INVESTMENT OBJECTIVE

The investment objective of the U.S. Government Securities Fund
(referred to in this section as the "Fund") is current income.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing, under normal market circumstances, at least 65% of its total assets in a diversified portfolio consisting of securities that are guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities (see "U.S. Government Securities" under "Investment Techniques, Features and Limitations"). Capital appreciation is a secondary investment consideration. The Fund anticipates that most of its assets will be invested in fixed income securities having maturities greater than one year. Certain mortgage-backed securities, including ARMS and CMOs (as defined in the "Investment Techniques, Features, and Limitations" section), are included within the definition of "U.S. Government Securities." Depending upon market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities. For a description of these securities and the following list of Acceptable Investments, see the "Investment Techniques, Features, and Limitations" section.

ACCEPTABLE INVESTMENTS

The Fund's investments include:

   U.S. Government Securities;

   mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property;

   asset-backed securities that are similar to mortgage-backed securities, but have underlying assets that are not mortgage loans or interests in mortgage loans;

   taxable municipal securities;

   domestic issues of corporate debt obligations, including demand master notes, rated at the time of purchase Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), or, if unrated, of comparable quality as determined by the Adviser;

   commercial paper that at the time of purchase is rated not less than P-1, A-1, or F-1 by Moody's, S&P, or Fitch, respectively, or, if unrated, of comparable quality as determined by the Adviser;

   securities of other investment companies;

   time and savings deposits (including certificates of deposit) in commercial or savings banks;

   bankers' acceptances;

   repurchase agreements collateralized by high quality, liquid investments; and

   money market instruments.

                                     Vision
                               New York Tax-Free

                                      Fund

INVESTMENT OBJECTIVE

The investment objective of the New York Tax-Free Fund (referred to in this section as the "Fund") is to provide current income which is exempt from federal income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital.

Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than New York.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in securities, the interest of which is exempt from federal income tax and personal income taxes imposed by the State of New York and New York municipalities. The Fund invests in these securities to earn income consistent with the preservation of capital. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities that pay interest exempt from federal income tax. This policy may not be changed without approval of shareholders. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax. (See "AMT Obligations" below for additional information.) Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in obligations issued by or on behalf of the State of New York, its political subdivisions or agencies the interest of which is exempt from the personal income tax imposed by the State of New York and New York municipalities. For a description of these securities and the following list of Acceptable Investments, see the "Investment Techniques, Features, and Limitations" section.

ACCEPTABLE INVESTMENTS

The Fund's investments include:

   obligations issued by or on behalf of the State of New York, its political subdivisions, or agencies ("New York municipal securities");

   debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and

   participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Corporation or the opinion of the Adviser, exempt from both federal income tax and the personal income tax imposed by the State of New York and New York municipalities.

The Fund also may invest in municipal leases, variable amount demand master notes, securities of other investment companies, temporary investments and certain other investments as well as engage in certain investment techniques as noted in this prospectus.

MATURITY

The maturity of debt securities may be considered long (10 plus years), intermediate (3 to 10 years), or short-term (3 years or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the Adviser. However, the Fund anticipates that, under normal circumstances, at least 65% of its total assets will be invested in fixed income securities having maturities of greater than one year.

RATING CHARACTERISTICS

The Fund may buy municipal securities which, at the time of purchase, are investment grade. For example, investment grade bonds are those that are rated Aaa, Aa, A, or Baa by Moody's, or AAA, AA, A, or BBB by S&P or by Fitch. In certain cases, the Adviser may purchase securities which are unrated if it determines that they are of comparable quality to the investment grade securities described above. If any security purchased by the Fund is subsequently downgraded below investment grade, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so. It should be noted that bonds receiving the lowest of the four investment grade ratings listed above (e.g., Baa or BBB) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such bonds than higher rated bonds. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

AMT OBLIGATIONS

As noted earlier, the Fund has a policy of investing at least 80% of its net assets in securities that pay interest exempt from federal income tax. Interest on certain private activity municipal bonds issued after August 7, 1986 is a tax preference item for purposes of computing the federal alternative minimum tax ("AMT"), although interest on these bonds is not subject to federal income tax. These bonds are referred to as AMT bonds or AMT obligations. The Fund does not consider these AMT obligations tax-exempt for purposes of determining its compliance with this investment policy and the Fund will, therefore, limit AMT obligations to 20% of net assets under normal market conditions. The Directors unanimously approved the removal of this 20% limitation. However, this change cannot be implemented unless the Fund's shareholders also approve this change, which cannot be guaranteed. A shareholder meeting to consider this change is scheduled to be held September 29, 1997. Shareholders entitled to vote will receive a proxy statement containing information about this proposal.

TEMPORARY INVESTMENTS

As noted above, under normal circumstances, the Fund invests its assets so that at least 80% of its net assets are invested in securities that pay interest exempt from federal income tax and at least 65% of its total assets are invested in securities the interest on which is exempt from the personal income taxes imposed by the State of New York and New York municipalities. From time to time, when the Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-New York municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; money market instruments; commercial paper; certificates of deposit, bankers' acceptances or other instruments issued by a U.S. branch of a domestic bank, or savings and loan association with capital, surplus, and undivided profits in excess of $1 billion at the time of purchase; shares of other investment companies; repurchase agreements; and reverse repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal income tax or personal income taxes imposed by the State of New York or New York municipalities.

INVESTMENT RISKS

Yields on New York municipal securities depend on a variety of factors, including, but not limited to: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in New York municipal securities which meet the Fund's quality standards may not be possible if the State, counties, municipalities and City of New York do not maintain their current credit ratings. An expanded discussion of the current economic risks associated with the purchase of New York municipal securities is contained in the Statement of Additional Information.

                                     Vision
                             Growth and Income Fund

INVESTMENT OBJECTIVE

The investment objective of the Growth and Income Fund (referred to in this section as the "Fund") is to provide long-term growth of capital and income.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio consisting primarily of equity securities (e.g., common stock, convertible securities) and debt securities (e.g., bonds, notes). The Adviser will select equity securities to achieve growth and will select fixed-income, convertible securities and other interest-paying debt securities to obtain income. However, either category of equity or debt securities may be purchased for growth of capital and/or income. The Adviser will invest in companies on the basis of traditional research techniques, including assessment of the companies' earnings and dividend growth prospects, sound management techniques, ability to finance expected growth, and on the basis of a company's undervaluation relative to other companies in the same industry. These companies may be categorized as "seasoned" or "well-established" companies, although companies with less-established operating histories may be chosen for investment if they have growth elements and present opportunities for income.

Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in equity and debt securities that are expected to produce growth of capital and/or income. However, as a matter of operating policy, the Adviser intends to invest at least 65% of the Fund's total assets in equity securities that are expected to produce growth of capital and/ or income.

In selecting investments, the Adviser intends to focus on mid-size (mid-cap) companies that are regarded as "undervalued," although when consistent with the Fund's investment objective of long-term growth of capital and income, the Adviser also may invest in large-cap companies and, to a lesser extent, small-cap companies. Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized, that any income will be earned, or that the Fund's portfolio will not decline in value.

The Adviser will focus on mid-cap companies because they offer the potential for greater growth than more conservative, large company stocks, with generally less volatility than more aggressive, smaller-company stocks. Mid-cap companies are often beyond the new or emerging phase of their life cycles, yet still are dynamic enough to be more responsive and adaptive to changing needs than larger-cap companies. As a result, mid-cap companies can offer greater potential for growth than larger-cap companies, yet tend to have less risk than smaller-cap companies because of their greater resources, more established organizational structures and more experienced management.

The Adviser also will focus on companies that are undervalued. A value approach seeks companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements. Value stocks may be out of favor with or misunderstood by investors for a variety of reasons, but are considered to have inherent value or future prospects that are not currently reflected in their stock price. Accordingly, value stocks may have a lower price/earnings ratio and a higher dividend yield than competitors, and thereby offer greater income and growth potential. The Adviser may also invest in growth stocks because they can offer greater potential for price appreciation than value stocks due to favorable market conditions or new products and services. For a description of these securities and the following list of Acceptable Investments, see the "Investment Techniques, Features, and Limitations" section.

ACCEPTABLE INVESTMENTS

The securities in which the Fund invests include:

   common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange or traded in the over-the-counter markets and are considered by the Adviser to have an established market;

   convertible securities;

   investments in American Depository Receipts ("ADRs") of foreign companies traded on the New York Stock Exchange or in the over-the-counter market. The Fund may not invest more than 25% of its total assets in ADRs. In addition, the Fund may invest up to 20% of its total assets in other securities of foreign issuers ("Non-ADRs");

   domestic issues of corporate debt obligations (including convertible bonds and debentures) rated, at the time of purchase, investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or higher by Moody's, or BBB or higher by S&P or Fitch) or, if unrated, of comparable quality as determined by the Adviser;

   U.S. Government Securities;

   securities of other investment companies;

   mortgage-backed securities;

   asset-backed securities;

   money market instruments, including commercial paper that, at the time of purchase, are rated not less than P-1, A-1 or F-1, by Moody's, S&P or Fitch, respectively, or, if unrated, are of comparable quality as determined by the Adviser, time and savings deposits (including certificates of deposit) in commercial or savings banks, and bankers' acceptances; and

   warrants.

                                     Vision
                           Capital Appreciation Fund

INVESTMENT OBJECTIVE

The investment objective of the Capital Appreciation Fund (referred to in this section as the "Fund") is to produce long-term capital appreciation.

INVESTMENT POLICIES

The Fund pursues its investment objective of long-term capital appreciation by investing in a diversified portfolio comprised primarily of common stocks or other securities that have some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds, and warrants. The principal factor in selecting convertible securities will be the potential opportunity to benefit from movement in stock price. Current income is a secondary, non-fundamental investment consideration. The Adviser will generally select common stocks of well-financed issuers (e.g., issuers that generate sufficient cash flow to support their growth needs or have sufficient credit quality to obtain financing to support their growth) which have demonstrated profitability in the past or have the potential for profitability in the future, and have been in business a minimum of three years. It is anticipated that the Fund's portfolio securities in the aggregate will have an average weighted market capitalization of $1 billion to $10 billion, which could be considered the mid- capitalization sector of the market. The Adviser, may, however, select for purchase common stocks of well-known companies with individual market capitalizations of over $10 billion, as well as companies that have individual market capitalizations as low as $250 million, if it believes such common stocks offer particular opportunities for long-term capital appreciation.

In selecting investments, the Adviser will consider various financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and growth rates. Certain qualitative factors such as product dominance, management experience, and research and development commitment will be evaluated. Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized, that any income will be earned, or that the Fund's portfolio will not decline in value.

Under normal market conditions, the Fund intends to have at least 75% of its total assets invested in securities which the Adviser believes offer opportunity for capital appreciation. For a description of these securities and the following list of Acceptable Investments, see the "Investment Techniques, Features, and Limitations" section.

ACCEPTABLE INVESTMENTS

The securities in which the Fund invests include:

   common or preferred stocks of U.S. companies which are either listed on the New York or American Stock Exchange, or other domestic stock exchange, or traded in the over-the-counter markets and are considered by the Adviser to have an established market;

   convertible securities;

   investments in ADRs of foreign companies traded on the New York or American Stock Exchange, or other domestic stock exchanges, or in the over-the-counter market. The Fund may not invest more than 25% of its total assets in ADRs and not more than 5% of its total assets in foreign securities directly (other than ADRs);

   domestic issues of corporate debt obligations (including convertible bonds and debentures) rated, at the time of purchase, investment grade by an NRSRO (e.g., Baa or higher by Moody's, or BBB or higher by S&P or Fitch), or, if unrated, of comparable quality as determined by the Adviser;

   U.S. Government Securities;

   securities of other investment companies;

   for temporary defensive purposes, the Fund may invest up to 25% of its total assets in money market instruments, including commercial paper that, at the time of purchase, are rated not less than P-1, A-1 or F-1, by Moody's, S&P or Fitch, respectively, or, if unrated, are of comparable quality as determined by the Adviser, time and savings deposits (including certificates of deposit) in domestic and foreign commercial or savings banks, and bankers' acceptances; and

   warrants.

                             INVESTMENT TECHNIQUES,
                           FEATURES, AND LIMITATIONS

CONVERTIBLE SECURITIES

The Growth and Income Fund and Capital Appreciation Fund may invest in convertible securities. The Funds will exchange or convert the convertible securities held in their respective portfolio into shares of the underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise the Funds may hold or trade convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

CORPORATE DEBT OBLIGATIONS

The Funds may invest in corporate debt obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. These obligations will be rated by an NRSRO at the time of purchase in the top three rating categories for the U.S. Government Securities Fund and in the top four rating categories (investment grade) for the other Funds. If the obligations are unrated, they will be of comparable quality as determined by the Adviser. If any security purchased by a Fund is subsequently downgraded, securities will be evaluated on a case by case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The lowest category of investment grade securities (e.g., Baa or BBB) has speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest payments on such obligations than higher rated obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

FIXED RATE CORPORATE DEBT OBLIGATIONS. The Funds may invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations, but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Funds may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

VARIABLE RATE DEMAND NOTES

All of the Funds except Capital Appreciation Fund may purchase variable rate demand notes, which are long-term corporate debt instruments that have variable or floating interest rates and provide the Funds with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Funds to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Funds to tender the security at the time of each interest rate adjustment or at other fixed intervals.

ZERO COUPON BONDS

The U.S. Government Securities Fund, New York Tax-Free Fund, and
Growth and Income Fund may invest in zero coupon bonds, which are debt securities issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities which include:

   direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

   notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

   notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

   notes, bonds, and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so.

These instrumentalities are supported by:

   the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

   the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

   the credit of the agency or instrumentality.

MORTGAGE-BACKED SECURITIES

The U.S. Government Securities Fund and Growth and Income Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities that the Fund may purchase: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. The U.S. Government Securities Fund may also purchase privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-backed securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Funds as income, and the capital portion will be reinvested. See "Asset-Backed
Securities" below for a description of risks.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the U.S. Government Securities Fund and Growth and Income Fund invest are issued by Ginnie Mae, Fannie Mae, or Freddie Mac, and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. ARMS may also be collateralized by whole loans or private pass-through securities.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus a holder of the ARMS, such as the Funds, would receive monthly scheduled payments of principal and/or interest and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed-income securities.

Not unlike other fixed-income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities.

The U.S. Government Securities Fund and Growth and Income Fund will only invest in CMOs which, at the time of purchase, are rated AAA by an NRSRO or are of comparable quality as determined by the Adviser, and which may be: (i) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) collateralized by pools of mortgages without a U.S. government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The U.S. Government Securities Fund and Growth and Income Fund may invest in REMICs. REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interest." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Funds as income, and the capital portion will be reinvested.

RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities (including ARMS, CMOs, and REMICs) and asset-backed securities (described below) generally pay back principal and interest over the life of the security. At the time the Funds reinvest the payments and any unscheduled prepayments of principal received, the Funds may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

ASSET-BACKED SECURITIES

The U.S. Government Securities Fund and Growth and Income Fund may invest in asset-backed securities which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The U.S. Government Securities Fund may invest in asset-backed securities which, at the time of purchase, are rated in the top three rating categories by an NRSRO, and the Growth and Income Fund may invest in asset-backed securities which, at the time of purchase, are rated in the top four rating categories (investment grade) by an NRSRO, including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

RISKS OF ASSET-BACKED SECURITIES. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES

The U.S. Government Securities Fund may invest in taxable municipal securities and the New York Tax-Free Fund will purchase New York municipal securities. Both types of municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Yields on taxable municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Funds to achieve their respective investment objectives also may depend on the continuing ability of the issuers of municipal securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due.

MORAL OBLIGATION BONDS. Moral obligation bonds are normally issued by special purpose authorities. If an issuer of a moral obligation bond is unable to meet its interest and principal payments from current revenues, it may draw on a reserve fund. The state or municipality that created the issuer has given a moral pledge to appropriate funds to replenish the reserve fund. But that pledge is only a moral commitment, not a legal obligation of the state or municipality.

PARTICIPATION INTERESTS. The New York Tax-Free Fund may purchase participation interests from financial institutions such as commercial banks, savings and loan associations, and insurance companies. These participation interests give the Fund an undivided interest in New York municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Directors of the Corporation or, pursuant to delegated authority, the Adviser, will determine whether participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the municipal securities which the New York Tax-Free Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards described above. The Adviser has been instructed by the Corporation's Directors to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. The New York Tax-Free Fund may purchase municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and, in some cases, may be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above.

VARIABLE AMOUNT DEMAND MASTER NOTES. The New York Tax-Free Fund is able to purchase variable amount demand master notes. Variable amount demand master notes represent a borrowing arrangement between an issuer (borrower) and an institutional lender such as the Fund (lender). These notes are payable upon demand. The lender typically has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. In some instances, however, the lender and the borrower may agree that the amount of outstanding indebtedness remain fixed. Variable amount demand master notes provide that the interest rate on the amount outstanding varies depending upon a stated short-term interest rate index.

MUNICIPAL BOND INSURANCE. The New York Tax-Free Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also obtain municipal bond insurance when, in the opinion of the Adviser, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Adviser anticipates that not more than 50% of the Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance Policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Adviser, the Fund would expect to receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would expect to receive if such municipal securities were sold without insurance.

Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

SECURITIES OF FOREIGN ISSUERS

The Growth and Income Fund and Capital Appreciation Fund may invest in U.S. dollar-denominated and foreign currency denominated securities of foreign issuers. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, currency fluctuations, less uniformity in accounting and reporting requirements, higher transaction costs and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and affecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value; the value of any interest earned, gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets in that currency will decrease. As a matter of practice, the Funds will not invest in the securities of a foreign issuer if any risk identified above appears to be substantial to the Adviser.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreements, which are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other high quality, liquid securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Funds may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

ILLIQUID AND RESTRICTED SECURITIES

Each of the Funds may invest up to 15% of its net assets in illiquid securities, which may include restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objectives and policies, but which are subject to restriction on resale under federal securities laws. To the extent these securities are deemed to be illiquid, a Fund will limit its purchases, together with other securities not determined by the Directors to be liquid, to 15% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

Each of the Funds may invest in the securities of other investment companies. Generally, a Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limitations by an exemptive order of the SEC or otherwise permitted by the Investment Company Act of 1940. It should be noted that investment companies incur certain expenses such as advisory, custodian and transfer agency fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities on a short-term or long-term basis or both up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash, U.S. government securities or other liquid securities equal to at least 100% of the value of the securities loaned.

There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS

Each of the Funds may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash.

DIVERSIFICATION

Each of the Funds except the New York Tax-Free Fund is a "diversified" investment company. Under the Investment Company Act of 1940 and Internal Revenue Code of 1986, this means that with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations). The balance of a diversified fund's assets is not subject to this limitation. However, a diversified fund may invest up to 25% of its total assets in the securities of any one issuer.

The New York Tax-Free Fund is a "non-diversified" investment company under the Investment Company Act of 1940 and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986. In order to do so, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations). The balance of the Fund's assets is not subject to this limitation. However, under the Internal Revenue Code of 1986, as amended, a regulated investment company at the close of each quarter of the taxable year may not hold more than 25% of its assets in securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Thus, the New York Tax-Free Fund may invest up to 25% of its total assets in the securities of any two issuers. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market values of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

SHORT SALES

The Funds may sell securities short from time to time, subject to certain restrictions. A short sale occurs when a security which a Fund does not own is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When a Fund enters into a short sale, assets that are equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

No Fund will sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other liquid assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Fund will retain the securities, rights, or segregated assets.

PUT AND CALL OPTIONS

Each of the Funds may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against fluctuations in value. Each of the Funds may also write put and call options on all or any portion of its portfolio securities to generate income. A Fund will write put and call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or which it has segregated cash in the amount of any additional consideration. Each of the Funds also may purchase call options on securities to protect against price movements in particular securities which a Fund intends to purchase. A call option gives a Fund, in return for a premium, the right (but not the obligation) to buy the underlying security from the seller at a pre-determined price.

A Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on certain portfolio securities held by a Fund are not traded on an exchange. A Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or broker/dealers) deemed creditworthy by the Adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

If a Fund does not exercise an option it has purchased, then the Fund loses in value the price it paid for the option premium. If the Fund writes (sells) an option which is subsequently exercised, the premium received by the Fund from the option purchaser may not exceed the increase (in the case of a call option) or decrease (in the case of a put option ) in the value of the securities underlying the option, in which case the difference represents a loss for the Fund. However, if the option expires without being exercised, the Fund realizes a gain in the amount of the premium it received.

FUTURES AND OPTIONS ON FUTURES

Each of the Funds may purchase and sell financial futures, and the Growth and Income Fund and Capital Appreciation Fund may purchase and sell stock index futures contracts to attempt to hedge all or a portion of its portfolio against changes in interest rates or economic market conditions. Financial futures contracts generally require the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time. Stock index futures contracts generally involve cash settlement rather than delivery of the stocks comprising the index.

Each of the Funds may also write call options and purchase put options on financial or stock index futures contracts (as permitted) as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

Generally, a Fund may not purchase or sell futures contracts or related options for other than bona fide hedging purposes, if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS OF FUTURES AND OPTIONS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

WARRANTS

Each of the Growth and Income Fund and Capital Appreciation Fund may purchase warrants, but has no present intent to invest more than 5% of its net assets in warrants.

DEBT RISKS

In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes.

The market value of debt obligations, and therefore a Fund's net asset value, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Adviser. The Adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent a Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's net asset value. However, the Adviser will attempt to minimize the fluctuation of the Fund's net asset value by anticipating the direction of interest rates and modifying investments accordingly.

EQUITY RISKS

As with other mutual funds that invest in equity securities, the Growth and Income Fund and Capital Appreciation Fund are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

Because the Growth and Income Fund and Capital Appreciation Fund may invest in small-to-medium capitalization stocks, there are some additional risk factors associated with investments in the Funds. In particular, although their potential for growth may be greater, stocks in the small-to-medium capitalization sector of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Index ("S&P 500 Index"). This is because, among other things, small-to-medium-sized companies have less certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing market conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of small-to-medium-sized companies may, to some degree though not necessarily, fluctuate independently of the stocks of larger companies. That is, the stocks of small-to-medium-sized companies may decline in price as the price of large company stocks rises or vice versa. Therefore, the Funds could be slightly more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

PORTFOLIO TURNOVER

Although none of the Funds intends to invest for the purpose of seeking short-term profits, securities will be sold whenever the Funds' Adviser believes it is appropriate to do so in light of a Fund's investment objective, without regard to the length of time a particular security may have been held. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by a Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to a Fund's shareholders, are taxable to them. Nevertheless, transactions for a Fund's portfolio will be based upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes to a Fund's portfolio.

INVESTMENT LIMITATIONS

All of the Funds have the following common investment limitation. The Funds will not:

   borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings.

The U.S. Government Securities Fund, Growth and Income Fund, and Capital Appreciation Fund will not:

   with respect to 75% of the value of that Fund's total assets, invest more than 5% of its total assets in securities of one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

                                FUND MANAGEMENT,
                                DISTRIBUTION AND

                                 ADMINISTRATION

                             BOARD OF DIRECTORS


   THE FUNDS ARE MANAGED BY A BOARD OF DIRECTORS

The Directors are responsible for managing the business affairs of the Funds and for exercising all the Funds' powers, except those reserved for the shareholders.

                             INVESTMENT ADVISER



   INVESTMENT DECISIONS FOR THE FUNDS ARE MADE BY M&T BANK, SUBJECT TO THE DIRECTION BY THE DIRECTORS.


The Adviser continually conducts investment research and supervision for the Funds and is responsible for all purchases and sales of portfolio instruments. The Adviser receives an annual fee from each of the Funds for its services.

Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Funds and their portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Funds; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

ADVISORY FEES

For the services M&T Bank provides and the expenses it assumes as investment adviser, M&T Bank is entitled to receive a fee equal to a percentage of each Fund's average daily net assets as follows: 0.70% for the U.S. Government Securities Fund, New York Tax-Free Fund, and Growth and Income Fund; and 0.85% for the Capital Appreciation Fund. These fees are computed daily and paid monthly. M&T Bank has agreed to pay all expenses it incurs in connection with its advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund. From time to time, M&T Bank may voluntarily waive all or a portion of its advisory fees in order to help a Fund maintain a competitive expense ratio.

ADVISER'S BACKGROUND

M&T Bank is the principal banking subsidiary of First Empire State Corporation, a $13 billion bank holding company, as of December 31, 1996, headquartered in Buffalo, New York. M&T Bank has 174 offices throughout New York State and an office in Nassau, The Bahamas as of May 31, 1997.

M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State. The Funds' investments are managed through the Trust & Investment Services Division of M&T Bank. As of December 31, 1996, M&T Bank had $3.1 billion in assets under management for which it has investment discretion (which includes employee benefits, personal trusts, estates, agencies and other accounts). M&T Bank has served as investment adviser to various funds of the Corporation since 1988. As of December 31, 1996, M&T Bank managed over $1.2 billion in net assets of the Corporation's money market funds. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGEMENT TEAM

The U.S. Government Securities Fund and New York Tax-Free Fund is managed by Thomas R. Pierce. Mr. Pierce has been the Funds' portfolio manager since March 1995. Mr. Pierce joined M&T Bank in January 1995 as Vice President from Merit Investment Advisors where he acted as Director of Fixed Income Product and Trading since 1993. For the period from 1987 to 1993, Mr. Pierce served as Fixed Income Manager at ANB Investment Management Company, where he directed the management of $3.5 billion of active and passive fixed income portfolios. Mr. Pierce holds and a B.A. in Economics from Washington University, and is an M.B.A. candidate at the University of Chicago.

Robert J. Truesdell served as the portfolio manager for the U.S. Government Securities Fund and New York Tax-Free Fund from August 1994 through February 1995. Since the inception of the Funds, Mr. Truesdell was also responsible for overseeing the Funds' investment management, and has supervised the Funds' investment decisions. Mr. Truesdell oversees investment activities of M&T Bank's money market and fixed income products, and the money market funds in the Vision Group of Funds, Inc. Mr. Truesdell joined M&T Bank as Vice President and Fixed Income Manager in 1988. In addition to the Vision money market funds, he also manages individual investment management accounts. Mr. Truesdell holds an M.B.A.

in accounting from S.U.N.Y. at Buffalo.

The Growth and Income Fund is co-managed by John F. Moore and Nicholas A. Celentano. Mr. Moore joined M&T Bank in October 1995 as Senior Vice President and Chief Investment Officer. His 19 years of investment experience most recently includes five years (1991-1995) with Value Line Asset Management in New York, where he most recently was the Director of Asset Management and Senior Portfolio Manager. Mr. Moore obtained his B.A. and M.B.A. from the University of North Carolina.
Mr. Celantano joined M&T Bank in July 1996. Prior to this time, he served as an Analyst with Oppenheimer Capital from 1994 to 1995. From 1993 to 1994, he served as a Senior Associate with Donaldson, Lufkin & Jennrette Securities Corp. and from 1991 to 1993 he worked in Client Services at J & W Seligman & Co.

The Capital Appreciation Fund has been managed since its inception by John Moore, assisted by William Mlynarick. Mr. Moore joined M&T Bank in October 1995 as Senior Vice President and Chief Investment Officer. His 19 years of investment experience most recently includes five years (1991-1995) with Value Line Asset Management in New York, where he most recently was the Director of Asset Management and Senior Portfolio Manager. Mr. Moore obtained his B.A. and M.B.A. from the University of North Carolina.

Mr. Mlynarick came to M&T Bank in June 1996 after two years
(1994-1996) as an Equity Analyst at Value Line Asset Management in New York. He holds degrees in Finance and Business Law from Temple
University, and has assisted in The Fund's management since June 1996.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, M&T Bank looks for prompt execution of the order at a favorable price. In working with dealers, M&T Bank will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, M&T Bank may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. M&T Bank makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors and M&T Bank.

                         DISTRIBUTION OF FUND SHARES


   FEDERATED SECURITIES CORP. IS THE PRINCIPAL
   DISTRIBUTOR FOR SHARES OF THE FUNDS.


Shares of the Funds are sold on a continuous basis by Federated Securities Corp. It is a Pennsylvania corporation organized on November 14, 1969, and is also the principal distributor for a number of other investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Pittsburgh, Pennsylvania.

DISTRIBUTION PLAN

Under a distribution plan (referred to as the "Plan") adopted in accordance with Rule 12b-1 promulgated under the Investment Company Act of 1940, the Funds may pay to the distributor an amount computed at an annual rate of 0.25% of each of the Fund's average daily net assets to finance any activity which is principally intended to result in the sale of shares subject to the Plan. The distributor may from time to time and for such periods as it deems appropriate, voluntarily reduce its 12b-1 compensation under the Plan to the extent the expenses attributable to shares of the Funds exceed such lower expense limitation as the distributor may, by notice to the Corporation, voluntarily declare to be effective. The Funds have no present intention of paying or accruing 12b-1 fees during the fiscal year ending April 30, 1998.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The distributor may select certain entities to provide sales and/or administrative services as agents for holders of shares of the Funds. For a description of administrative services, see "Administrative
Arrangements" below.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds have adopted a Shareholder Services Plan, which is administered by Federated Administrative Services. Under the Plan, M&T Bank acts as a shareholder servicing agent (the "Shareholder Servicing Agent") for the Funds. The Funds may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares. This fee will be equal to 0.25% of each Fund's average daily net assets for which the Shareholder Servicing Agent provides services. The U.S. Government Securities Fund and New York Tax Free Fund will not accrue or pay any shareholder servicing agent fees until a separate class of shares has been created for the Funds or the prospectus is amended to reflect the imposition of fees.

ADMINISTRATIVE ARRANGEMENTS

The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings banks) to provide administrative services that are not provided by Federated Administrative Services (see below). These administrative services include distributing prospectuses and other information, providing accounting assistance and shareholder communications, or otherwise facilitating shareholder purchases and redemptions (sales) of any Fund shares. The administrators appointed could include affiliates of the advisers. Brokers, dealers, and administrators will receive fees from the distributor based upon shares owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. If the distributor pays any fees for these services, the fees will be reimbursed by one of the advisers and not the Funds.

                         ADMINISTRATION OF THE FUNDS


   FEDERATED ADMINISTRATIVE SERVICES, A SUBSIDIARY OF
   FEDERATED INVESTORS, PROVIDES THE FUNDS WITH CERTAIN
   ADMINISTRATIVE PERSONNEL AND SERVICES NECESSARY TO
   OPERATE THE FUNDS.

ADMINISTRATIVE SERVICES

Such services include certain legal and accounting services. Federated Administrative Services provides these services for an annual fee as specified below:


    MAXIMUM

 ADMINISTRATIVE    AGGREGATE DAILY NET ASSETS OF
      FEE           VISION GROUP OF FUNDS, INC.


     .150%            on the first $250 million
     .125%             on the next $250 million
     .100%             on the next $250 million
     .075%            on excess of $750 million

The administrative fee received during any year shall be at least
$50,000 per Fund. Federated Administrative Services may choose voluntarily to waive a portion of its fee at any time.

                                   YOUR GUIDE
                                    TO USING

                                   THE FUNDS

                              HOW THE FUNDS VALUE
                                THEIR SHARES


   EACH FUND'S NET ASSET VALUE PER SHARE FLUCTUATES.

The net asset value for a Fund's shares is determined by adding the market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund and dividing the remainder by the total number of the Fund's shares outstanding.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in each Fund is $500, unless the investment is in a retirement plan or an IRA account, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25. The minimum initial and subsequent investment amounts may be waived or lowered from time to time, such as for customers participating in the automatic investment services described below.

                             WHAT FUND SHARES COST

Shares of U.S. Government Securities Fund and New York Tax-Free Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:


                                                      DEALER CONCES-

                      SALES CHARGE    SALES CHARGE    SION AS A PER-
                      AS A PERCENT-   AS A PERCENT-   CENTAGE OF PUB-

     AMOUNT OF        AGE OF PUBLIC    AGE OF NET      LIC OFFERING
    TRANSACTION      OFFERING PRICE     INVESTED           PRICE

Less than
$100,000...........          4.50%           4.71%            4.00%
$100,000 but less
than $250,000......          3.75%           3.90%            3.25%
$250,000 but less
than $500,000......          3.00%           3.09%            2.75%
$500,000 but less
than $1 million....          2.00%           2.04%            1.75%
$1 million or
more...............          0.00%           0.00%            0.00%

Shares of Growth and Income Fund and Capital Appreciation Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:


                                                      DEALER CONCES-

                      SALES CHARGE    SALES CHARGE    SION AS A PER-
                      AS A PERCENT-   AS A PERCENT-   CENTAGE OF PUB-

     AMOUNT OF        AGE OF PUBLIC    AGE OF NET      LIC OFFERING
    TRANSACTION      OFFERING PRICE     INVESTED           PRICE

Less than
$50,000............          5.50%           5.82%            5.00%
$50,000 but less
than $100,000......          4.25%           4.44%            3.75%
$100,000 but less
than $250,000......          3.25%           3.36%            2.75%
$250,000 but less
than $500,000......          2.25%           2.30%            2.00%
$500,000 but less
than $1 million....          2.00%           2.04%            1.75%
$1 million or
more...............          0.00%           0.00%            0.00%

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on:

(i)  days on which there are not sufficient

     changes in the value of a Fund's portfolio securities that its net asset value might be materially affected;

(ii) days during which no shares are tendered

     for redemption and no orders to purchase shares are received; or

(iii)the following holidays: New Year's Day,

     Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In connection with the sale of Fund shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor.

SALES CHARGE REALLOWANCE

For sales of shares of the Funds, a broker/dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, the distributor will uniformly and periodically offer to pay broker/dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash, items of material value, or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational-type facilities. In some instances, these incentives will be made available only to broker/dealers whose employees have sold or may sell significant amounts of shares.

The distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of their customers in connection with the initiation of customer accounts and purchases of shares of the Funds.

In addition, the distributor will offer to pay broker/dealers an amount of up to 1.00% of the net asset value of shares purchased for an account of their client or customer in an amount of $1 million or more.

The distributor and the Adviser, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of shares of the Funds or as financial assistance for providing substantial marketing, sales and operational support. Compensation may include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other special events. In some instances, this compensation may be predicated upon the amount of shares sold and/or upon the type and nature of sales or operational support they furnish. Dealers may not use sales of the Corporation's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned other compensation shall be paid for by the Corporation, the Funds, or a Fund's shareholders, nor will it change the price paid by investors for the purchase of Fund shares.

PURCHASES AT NET ASSET VALUE

Shares of each of the Funds may be purchased, subject to applicable law and regulation from time to time, at net asset value, without a sales charge, by the following investors, their spouses and their immediate relatives: (i) current and retired employees and directors of M&T Bank, First Empire State Corporation and their subsidiaries;
(ii) current and former Directors of the Corporation; (iii) clients of the Trust & Investment Services Division of M&T Bank; (iv) employees (including registered representatives) of a dealer which has a selling group agreement with the Funds' distributor and consents to such purchases; (v) current and retired employees of any sub-adviser to the Vision Group of Funds, Inc.; and (vi) investors referred by any sub-adviser to the Vision Group of Funds, Inc. Immediate relatives include grandparents, parents, siblings, children, and grandchildren of a qualified investor, and the spouse of any immediate relative.

The distributor will uniformly and periodically offer to pay cash payments as incentives to broker/dealers whose customers or clients purchase shares of a Fund under this "no-load" purchase provision. This payment will be made out of the distributor's assets and not by the Corporation, the Funds, or a Fund's shareholders.

A special application form which is available from the Shareholder Servicing Agent, must be submitted with the initial purchase.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF MUTUAL FUND SHARES OR ANNUITIES

Investors may purchase shares of each of the Funds at net asset value, without a sales charge, with the proceeds from either: (i) the redemption of shares of a mutual fund which was sold with a sales charge or commission; or (ii) fixed or variable rate annuities. The purchase must be made within 60 days of the redemption, and M&T Bank's Mutual Fund Services must be notified by the investor in writing, or by the investor's financial institution, at the time the purchase is made, and must present satisfactory evidence of the redemption. Redemptions of mutual fund shares that are subject to a contingent deferred sales charge are not eligible to purchase Fund shares under this method. The distributor will uniformly and periodically offer to pay cash payments as incentives to broker/dealers whose customers or clients purchase shares of a Fund under this "no-load" purchase provision. This payment will be made out of the distributor's assets and not by the Corporation, the Funds or a Fund's shareholders.

REDUCING THE SALES CHARGE

The sales charge can be reduced on the purchase of shares of the Fund through:

   quantity discounts and accumulated purchases;

   signing a 13-month letter of intent;

   using the reinvestment privilege; or

   concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

As shown in the tables under "What Fund Shares Cost," larger purchases reduce the sales charge paid. The Funds will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of any of the Funds is made, the Funds will consider the previous purchases still invested in the Funds in calculating the applicable sales charge rate. For example, if a shareholder already owns shares which were purchased at the public offering price of $70,000 and then purchases $40,000 more at the current public offering price, the sales charge of the additional purchase would be the rate imposed on a $110,000 investment, not the rate imposed on a $40,000 investment.

To receive the sales charge reduction, M&T Bank's Mutual Fund Services or the distributor must be notified by the shareholder in writing at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchase.

LETTER OF INTENT

If a shareholder intends to purchase shares of the U.S. Government Securities Fund and New York Tax-Free Fund equal in value to at least $100,000 over the next 13 months, or shares of the Growth and Income Fund and Capital Appreciation Fund equal in value to at least $50,000 over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold 4.50% of the total price of the shares of the U.S. Government Securities Fund and New York Tax-Free Fund, or 5.50% of the total price of the shares of the Growth and Income Fund and Capital Appreciation Fund, as the case may be, intended to be purchased in escrow (in shares) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period, unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days; however, these previous purchases will not receive the reduced sales charge.

REINVESTMENT PRIVILEGE

If shares in the Funds have been redeemed, the shareholder has a one-time right to reinvest, within 90 days, the redemption proceeds in the Funds at the next-determined net asset value without any sales charge. M&T Bank's Mutual Fund Services or the distributor must be notified by the shareholder in writing or by the shareholder's financial institution of the reinvestment in order to eliminate the sales charge. If the shareholder redeems his or her shares in the Funds, there may be tax consequences.

CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Vision Group of Funds, Inc., the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $70,000 in one of the funds with a sales charge, and $40,000 in another fund with a sales charge, the sales charge imposed on each purchase would be reduced to the sales charge rate in effect for a $110,000 investment in the respective fund.

To receive this sales charge reduction, M&T Bank's Mutual Fund
Services or the distributor must be notified by the agent placing the order at the time the concurrent purchases are made. The sales charge will be reduced after the purchase is confirmed.

                              HOW TO BUY SHARES


   YOU CAN BUY SHARES OF THE FUNDS ON ANY BUSINESS DAY, EXCEPT ON DAYS WHICH THE NEW YORK STOCK EXCHANGE OR M&T BANK IS CLOSED OR ON
   HOLIDAYS WHEN WIRE TRANSFERS ARE RESTRICTED (COLUMBUS DAY,
   VETERANS' DAY AND MARTIN LUTHER KING DAY).


Shares may be purchased either by wire, mail or transfer. The Funds reserve the right to reject any purchase request.

Texas residents must purchase shares through Federated Securities Corp. at 1-800-618-8573.

THROUGH THE BANK

You may purchase shares through M&T Bank. To do so, contact an account representative at M&T Bank or those affiliates of M&T Bank which make shares available, or M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488).

THROUGH M&T SECURITIES, INC.

You may purchase shares of the Funds through any representative of M&T Securities, Inc. ("M&T Securities") at M&T Bank as well as at separate M&T Securities locations, or by calling 1-800-724-5445. M&T Securities (member NASD and SIPC) is a wholly-owned registered broker-dealer subsidiary of M&T Bank.

THROUGH AUTHORIZED BROKER/DEALERS

An investor may place an order through authorized brokers and dealers to purchase shares of the Funds. For additional details, contact your broker.

PAYMENT

Payment may be made by either check or federal funds or by debiting a customer's account at M&T Bank or any of its affiliate banks. Purchase orders must be received by 4:00 p.m. (Eastern time) in order to be credited that same day. For settlement of an order to occur, payment must be received on the next business day following the order.

BUYING SHARES BY WIRE

You can purchase shares of the Funds by Federal Reserve wire. This is referred to as wiring federal funds, and it simply means that your bank sends money to the Funds' bank through the Federal Reserve System. To purchase shares by Federal Reserve wire, call M&T Bank's Mutual Fund Services or any representative of M&T Securities before 4:00 p.m. (Eastern time) to place your order. The order is considered immediately received, provided payment by federal funds is received before 3:00 p.m. (Eastern time) the next business day.

BUYING SHARES BY MAIL

To buy shares of the Funds for the first time by mail, complete and sign an account application form and mail it, together with a check made payable to (Name of the Fund) in an amount of $500 or more, to the address below:

Vision Group of Funds, Inc.
P.O. Box 4556
Buffalo, New York, 14240-4556

Current shareholders can purchase shares by mail by sending a check to the same address. Orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check has been received.

BUYING SHARES BY TRANSFER

To purchase shares of the Funds by transferring money from a bank account, you must maintain a checking or NOW deposit account at M&T Bank or any of its affiliate banks. To place an order, call M&T Bank's Mutual Fund Services or any representative of M&T Securities before 4:00 p.m. (Eastern time). The money will be transferred from your checking or NOW deposit account to your Fund account by the next business day and your purchase of shares will be effected on the day the order is placed.

CUSTOMER AGREEMENTS

Shareholders normally purchase shares through different types of customer accounts at M&T Bank and its affiliates. You should read this prospectus together with any agreements between you and the institution to learn about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

SYSTEMATIC INVESTMENT PROGRAM

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or NOW deposit account. The money may be withdrawn periodically and invested in Fund shares at the next net asset value calculated after your order is received plus any applicable sales charge. To sign up for this program, please call M&T Bank's Mutual Fund Services for an application. DIVIDENDS AND CAPITAL GAINS

The U.S. Government Fund and New York Tax-Free Fund declare dividends daily and pay them monthly. The Growth and Income Fund and Capital Appreciation Fund declare and pay dividends quarterly. Capital gains realized by the Funds, if any, will be distributed at least once every 12 months. Dividends and capital gains will be automatically reinvested in additional shares of the Funds on payment dates at the ex-dividend date's net asset value without a sales charge, unless payments are requested by writing to the Funds or M&T Bank's Mutual Fund Services. Dividends and capital gains can also be reinvested in shares of any other fund comprising the Vision Group of Funds, Inc., subject to any applicable investment requirements.

RETIREMENT PLANS

Shares of the U.S. Government Securities Fund, Growth and Income Fund, and Capital Appreciation Fund can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Federated Shareholder Services
Company maintains a share account for each shareholder. The Funds will not issue certificates for your shares unless you make a written request to the Funds. Federated Shareholder Services Company is a subsidiary of Federated Investors.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Confirmations are sent to shareholders of the Funds to report dividends paid during the month.

                           HOW TO EXCHANGE SHARES


   ALL SHAREHOLDERS IN ANY OF THE FUNDS ARE SHAREHOLDERS OF VISION GROUP OF FUNDS, INC. AND HAVE ACCESS TO THE OTHER FUNDS IN THE CORPORATION (REFERRED TO AS "PARTICIPATING FUNDS") THROUGH AN EXCHANGE PROGRAM. YOU MAY EXCHANGE SHARES OF ANY OF THE FUNDS FOR SHARES OF OTHER PARTICIPATING FUNDS AT NET ASSET VALUE, PLUS ANY APPLICABLE SALES CHARGE.


When exchanging into and out of Participating Funds with a sales charge and Participating Funds without a sales charge, shareholders who have paid a sales charge once upon purchasing shares of any Participating Fund, including those shares acquired by the reinvestment of dividends, will not have to pay a sales charge again on an exchange. When exchanging into and out of Participating Funds with different sales charges, exchanges are made at net asset value. Shares of Participating Funds with no sales charge acquired by direct purchase may be exchanged for shares of other Participating Funds with a sales charge at net asset value plus the applicable sales charge. However, shares of Participating Funds with no sales charge that were acquired by the reinvestment of dividends will not be subject to a sales charge upon an exchange into shares of a Participating Fund with a sales charge. Instead, such exchanges will be made at net asset value.

To be eligible for this exchange privilege, you must exchange shares with a net asset value of at least the minimum initial investment required by the Participating Fund into which you are exchanging if it is a new account. You may exchange your shares only for shares of Participating Funds that may legally be sold in your state of residence. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the Participating Fund into which an exchange is to be made.

Once the transfer agent has received proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next net asset value calculated. If you do not have an account in the Participating Fund whose shares you want to acquire, you must establish a new account. Unless you specify otherwise, this account will be registered in the same name and have the same dividend and capital gains payment options as you selected with your existing account. If the new account registration (name, address, and taxpayer identification number) is not identical to your existing account, you must provide a signature guarantee to verify your signature. Please see the "Signature Guarantees" section later in this prospectus for more information about signature guarantees.

Each exchange is considered a sale of shares of one fund and a purchase of shares of another fund, and depending on the circumstances, may generate a short or long-term capital gain or loss for federal income tax purposes.

The Funds reserve the right to modify or terminate the exchange privilege at any time. Shareholders will be notified prior to any modification or termination.

To find out more about the exchange privilege, call M&T Bank's Mutual Fund Services at the number listed below.

EXCHANGING SHARES BY TELEPHONE

You may exchange shares between Participating Funds by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488). To sign up for telephone exchanges, you must select the telephone exchange option on the new account application. It is recommended that you request this privilege on your initial application. If you do not and later wish to take advantage of telephone exchanges, you may call M&T Bank's Mutual Fund Services for authorization forms.

You can only exchange shares by telephone between fund accounts with identical shareholder registrations (names, addresses, and taxpayer identification numbers).

Telephone exchange instructions must be received by M&T Bank's Mutual Fund Services by 4:00 p.m. (Eastern time) and transmitted to Federated Shareholder Services Company before 4:00 p.m. (Eastern time) for shares to be exchanged that same day. You will not receive a dividend from the fund into which you are exchanging on the date of the exchange.

You may have difficulty making exchanges by telephone in times of unusual economic or market changes when the volume of telephone requests may be exceptionally high. If you cannot contact M&T Bank's Mutual Fund Services by telephone, please send a written exchange request by mail for next day delivery to the Vision Group of Funds, Inc. at the address shown below.

If you have certificates for the shares you want to exchange, you cannot make a telephone exchange. Instead, the certificates must be properly endorsed and should be sent by registered or certified mail, along with your written exchange request, to the Vision Group of Funds, Inc. at the address shown below. M&T Bank's Mutual Fund Services will then forward the certificate to the transfer agent, Federated Shareholder Services Company, and the shares will be deposited into your account before the exchange is made.

Shareholders requesting the telephone exchange service authorize the Corporation and its agents to act upon their telephonic instructions to exchange shares from any account for which they have authorized such services. Exchange instructions given by telephone may be electronically recorded for your protection. If reasonable procedures are not followed by the Funds, the Funds may be liable for losses due to unauthorized or fraudulent telephone instructions.

EXCHANGING SHARES BY MAIL

You may exchange shares by mail by sending your written request to:

  Vision Group of Funds, Inc.
  P.O. Box 4556
  Buffalo, New York 14240-4556

                            HOW TO REDEEM SHARES


   THE FUNDS REDEEM YOUR SHARES AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER THE FUNDS RECEIVE YOUR REDEMPTION REQUEST. WHEN FUND SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.


You may redeem shares only on days when a Fund computes its net asset value. You cannot redeem shares on days when the New York Stock Exchange or M&T Bank are closed, or on holidays when wire transfers are restricted (e.g., Columbus Day, Veterans' Day and Martin Luther King Day). While you may redeem various amounts by telephone or written request, you can close your account only by written request.

TELEPHONE REDEMPTIONS

You may redeem your Fund shares by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area, phone 842-4488) before 4:00 p.m. (Eastern time). The proceeds will be wired the next business day directly to your account at M&T Bank or an affiliate or to another account you previously designated at a domestic commercial bank that is a member of the Federal Reserve System. M&T Bank reserves the right to charge a fee for a wire transfer from a customer checking account, which may contain redemption proceeds, to another commercial bank.

You will be automatically eligible for telephone redemptions, unless you check the box on the new account application form to decline this privilege. It is recommended that you provide the necessary information for the telephone/ wire redemption option on your initial application. If you do not do this and later wish to take advantage of telephone redemptions, you must call M&T Bank's Mutual Fund Services for authorization forms.

You may have difficulty redeeming shares by telephone in times of unusual economic or market changes when the volume of telephone requests may be exceptionally high. If you cannot contact M&T Bank's Mutual Fund Services by telephone, please send a written redemption request by mail for next day delivery to the Vision Group of Funds, Inc. at the address shown below.

The Funds reserve the right to modify or terminate the telephone redemption privilege at any time. Shareholders will be notified prior to any modification or termination.

If you hold shares in certificate form or hold Fund shares through an IRA account, you cannot redeem those shares by phone, but instead must redeem them in writing as explained below.

Shareholders who accept the telephone redemption service authorize the Corporation and its agents to act upon their telephonic instructions to redeem shares from any account for which they have authorized such services. Redemption instructions given by telephone may be electronically recorded for your protection. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING SHARES BY MAIL

You may redeem shares by sending your written request to:

  Vision Group of Funds, Inc.
  P.O. Box 4556
  Buffalo, New York 14240-4556

Please call M&T Bank's Mutual Fund Services for specific instructions before redeeming by letter. Your written request must include your name, the Fund's name, your account number, and the share or dollar amount you want to redeem. If share certificates have been issued to you, those certificates must be properly endorsed and should be sent by registered or certified mail along with your redemption request.

SIGNATURE GUARANTEES

A signature guarantee verifies the authenticity of your signature. For your protection, you must have your signature guaranteed on written redemption requests in the following instances:

   if you are redeeming shares worth $50,000 or more;

   if you want a redemption of any amount sent to an address other than your address on record with a Fund;

   if you want a redemption of any amount payable to someone other than yourself as the shareholder of record; or

   if you want to transfer the registration of Fund shares.

The signature guarantee must be provided by:

   a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

   a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which also is administered by the FDIC;

   a member firm of the New York, American, Boston, Midwest, or Pacific Stock

   Exchange; or

   any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Funds or their agents have received payment for shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

If you own Fund shares worth $10,000 or more, you can have regular payments of $50 or more sent from your Fund account to you, another person you designate or your checking or NOW deposit account. Fund shares are redeemed to provide periodic payments in the amount you specify.

Depending on the amount you are withdrawing, the amount of dividends or any capital gains distributions paid on Fund shares, and any possible fluctuations in a Fund's net asset value per share, these redemptions may reduce and eventually exhaust your investment in a Fund. For this reason, you should not consider systematic withdrawal payments as yield or income received from your investment in a Fund. Due to the fact that shares are sold subject to a sales charge, it may not be advisable for shareholders to be purchasing shares while participating in this program.

For more information and an application form for the Systematic
Withdrawal Program, call M&T Bank's Mutual Fund Services.

INVOLUNTARY REDEMPTIONS

Because of the high cost of maintaining accounts with low balances, the Funds may redeem your shares and send you the proceeds if your account balance falls below a minimum value of $250 due to shareholder redemptions. Shareholders who make large or frequent withdrawals may be particularly vulnerable to this involuntary redemption process. However, before shares are redeemed to close an account, the shareholder will be notified in writing and given 30 days to purchase additional shares to meet the minimum balance requirement.

Further, each Fund reserves the right to redeem shares involuntarily or make payment for redemptions in the form of securities if it appears appropriate to do so in light of a Fund's responsibilities under the Investment Company Act of 1940.

                                      TAX
                                  INFORMATION


   BELOW IS A GENERAL DISCUSSION OF TAX CONSIDERATIONS FOR THE FUNDS. NO ATTEMPT HAS BEEN MADE TO PRESENT A DETAILED EXPLANATION OF THE INCOME TAX TREATMENT OF THE FUNDS OR THEIR SHAREHOLDERS, AND THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX
   PLANNING.


The tax consequences discussed here apply whether you receive dividends in cash or reinvest them in additional shares. The Funds will send you tax information annually regarding the federal income tax consequences of distributions made during the year. You should definitely consult your own tax adviser about any state or local taxes that may apply.

Each Fund will be treated as a separate entity for federal income tax purposes. Income earned by a Fund, including any capital gains or losses realized, is not combined with income earned on the Corporation's other portfolios.

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code so that it is not required to pay federal income taxes on the income and capital gains distributed to shareholders.

                             NEW YORK TAX-FREE FUND

FEDERAL TAXES

Shareholders are not required to pay federal income tax on any dividends received from the New York Tax-Free Fund that represent net interest received from tax-exempt municipal securities (exempt-interest dividends). The Fund intends to invest its assets so that most of the dividends it pays will be considered exempt-interest dividends. Shareholders will be required to pay federal income tax on dividends received from the Fund attributable to capital gains and net interest received from taxable temporary investments, although the Fund anticipates that such amounts will be limited.

However, exempt-interest dividends on certain private activity municipal securities may be included in calculating the federal alternative minimum tax ("AMT") for individuals and corporations (previously discussed in the "AMT Obligations" section). The AMT is a special federal tax that applies to taxpayers who claim certain large income tax deductions, which are referred to as tax preference items. To the extent the Fund invests in AMT obligations, a portion of the Fund's dividends will be treated as a tax preference item for shareholders potentially affected by the AMT. But this is only meaningful if you yourself are subject to the AMT. Ask your own tax adviser for more information.

NEW YORK TAXES

Under existing New York laws, shareholders of the New York Tax-Free Fund will not be subject to New York State or New York City personal income taxes on dividends to the extent that such dividends qualify as "exempt interest dividends" under the Internal Revenue Code of 1986, as amended, and represent interest income attributable to obligations of the State of New York and its political subdivisions, as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. To the extent that distributions are derived from other income, such distributions will be subject to New York State or New York City personal income tax.

The New York Tax-Free Fund cannot predict in advance the exact portion of its dividends that will be exempt from New York State and New York City personal income taxes. However, the Fund will report to shareholders at least annually what percentage of the dividends it actually paid is exempt from such taxes.

Dividends paid by the New York Tax-Free Fund are exempt from the New York City unincorporated business tax to the same extent that they are exempt from the New York City personal income tax. Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

CORPORATE SHAREHOLDER INFORMATION

In the case of a corporate shareholder, all exempt-interest dividends paid by the New York Tax-Free Fund are included in computing the shareholder's adjusted current earnings, upon which is based a separate corporate preference item that may be subject to the AMT. The corporate AMT tax rate is 20%.

No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. Dividends paid by the Fund are not exempt from the New York State franchise tax on corporations or the New York City general corporation tax.

THE TAX TREATMENT OF TEMPORARY INVESTMENTS

Dividends paid by the New York Tax-Free Fund that are attributable to the net interest earned on some temporary investments (previously discussed in the "Temporary Investments" section) and any realized net short-term capital gains are taxed as ordinary income.

      U.S. GOVERNMENT SECURITIES FUND, GROWTH AND INCOME FUND, AND CAPITAL
                               APPRECIATION FUND

FEDERAL INCOME TAXES

Unless shareholders are otherwise exempt from taxes, they are required to pay federal income taxes on Fund dividends and other distributions received (including capital gains distributions, if any).

DESCRIPTION OF FUND SHARES

Vision Group of Funds, Inc. was organized as a Maryland corporation on February 23, 1988, and consists of seven investment portfolios: Vision Money Market Fund, Vision Treasury Money Market Fund, Vision New York Tax-Free Money Market Fund, Vision U.S. Government Securities Fund, Vision New York Tax Free Fund, Vision Growth & Income Fund, and Vision Capital Appreciation Fund. The Corporation's Articles of Incorporation permit the Corporation to offer separate series of shares in these funds or other future portfolios.

Each share of a Fund represents an equal proportionate interest in that Fund with other shares and participates equally in the dividends and any other distributions from that Fund that are declared at the discretion of the Directors.

VOTING RIGHTS AND OTHER INFORMATION


   SHAREHOLDERS OF THE FUNDS ARE ENTITLED TO ONE VOTE
   FOR EACH FULL SHARE THEY HOLD AND TO FRACTIONAL VOTES
   FOR ANY FRACTIONAL SHARES THEY HOLD.

Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular class. (See the "Description of Fund Shares" in the Statement of Additional Information for examples of when the Investment Company Act of 1940 requires that shareholders vote by class.) As of June 9, 1997, Tice & Co., Buffalo, New York, acting in various capacities for numerous accounts, was the owner of record of 1,598,018 shares (32.62%) of the U.S. Government Securities Fund, and, therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of June 9, 1997, Reho & Co., Buffalo, New York, acting in various capacities for numerous accounts, was the owner of record of 1,729,655 shares (35.3%) of the U.S. Government Securities Fund; 2,688,183 shares (34.75%) of the Growth and Income Fund; and 1,819,443 shares (59.73%) of the Capital Appreciation Fund, and, therefore, may for certain purposes be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

The Funds are not required to hold annual shareholder meetings, unless matters arise that require a vote of the shareholders under the Investment Company Act of 1940. That law requires a vote of the shareholders to approve changes in the Funds' investment advisory agreement, to replace the Funds' independent certified public accountants and, under certain circumstances, to elect members to the Directors.

Directors may be removed by the Directors or by a vote of shareholders at a special meeting. The Directors will promptly call a special meeting of shareholders upon the written request of shareholders owning at least 10% of any Fund's outstanding shares.

As used in this prospectus, "assets belonging to a Fund" means the money received by the Corporation upon the issuance or sale of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment of that money. This includes any proceeds from the sale, exchange, or liquidation of these investments, any funds or payments derived from the reinvestment of these proceeds, and a portion of the general assets of the Corporation that do not otherwise belong to a Fund.

Assets belonging to a Fund are charged with the direct expenses and liabilities of that Fund and with a share of the general expenses and liabilities of the Corporation. The general expenses and liabilities of the Corporation are allocated in proportion to the relative asset values of all the Corporation's portfolios at the time the expense or liability is incurred.

The management of the Corporation determines a Fund's direct and allocable liabilities at the time the expense or liability is incurred as well as a Fund's allocable share of any general assets at the time the asset is acquired. These determinations are reviewed and approved annually by the Directors and are conclusive.

                         HOW THE FUNDS SHOW PERFORMANCE

From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the Funds' performance to certain indices. The Funds may advertise their performance in terms of total return, yield, and tax-equivalent yield (New York Tax-Free Fund only), as defined below. Of course, total return, yield, and tax-equivalent yield figures are based on past results and are not an indication of future performance.

TOTAL RETURN

The average annual total return of a Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the maximum offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The yield of a Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

TAX-EQUIVALENT YIELD
(NEW YORK TAX-FREE FUND ONLY)

The tax-equivalent yield of the New York Tax-Free Fund is calculated similarly to the yield. However, it is adjusted to show the taxable yield that the New York Tax-Free Fund would have had to earn to equal its actual yield, assuming a specific tax rate, and assuming that income is 100% tax exempt. The tax-equivalent yield is computed by dividing the tax-free yield by the result of one minus the combined federal and state tax rate. For example, if an investor is in the 31% federal income tax bracket, and the rate for state taxes is 6.85%, assuming the tax-free yield is 5.0%, the investor would have to receive 8.04% from a taxable investment to equal that tax-free yield (5.0% divided by 1-- (.31 + .0685) = 8.04%).

VISION U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------



 PRINCIPAL

   AMOUNT                                                                                                    VALUE

------------  -----------------------------------------------------------------------------------------  -------------
LONG-TERM OBLIGATIONS--97.2%

-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.9%

-------------------------------------------------------------------------------------------------------
$  1,000,000  Green Tree Financial Corp., 1995-D, Class A2, 6.25%, 9/15/2025                             $   1,000,310
              -----------------------------------------------------------------------------------------
      50,662  OSCC Home Equity Loan Trust, Series 1992, Class A2, 6.95%, 5/15/2007                              50,234
              -----------------------------------------------------------------------------------------
     250,538  TMS Home Equity Loan Trust, Series 1992-C, Class A1, 6.20%, 10/15/2007                           245,802
              -----------------------------------------------------------------------------------------  -------------
              TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,292,499)                                     1,296,346
              -----------------------------------------------------------------------------------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--10.3%

-------------------------------------------------------------------------------------------------------
      30,000  FHLMC Series 1697, Class PG, REMIC, 5.80%, 4/15/2006                                              29,297
              -----------------------------------------------------------------------------------------
     360,000  FHLMC Series 1534, Class H, REMIC, 6.00%, 1/15/2023                                              322,960
              -----------------------------------------------------------------------------------------
     105,000  FHLMC Series 1637, Class GA, 5.80%, 6/15/2023                                                     97,295
              -----------------------------------------------------------------------------------------
      58,000  FHLMC Series 33, Class H, 7.50%, 6/25/2023                                                        58,031
              -----------------------------------------------------------------------------------------
     218,000  FHLMC Series 1577, Class PK, REMIC, 6.50%, 9/15/2023                                             199,937
              -----------------------------------------------------------------------------------------
     389,000  FHLMC Series 23, Class PK, REMIC, 6.00%, 11/25/2023                                              335,026
              -----------------------------------------------------------------------------------------
     235,000  FHLMC Series 1686, Class PJ, 5.00%, 2/15/2024                                                    193,374
              -----------------------------------------------------------------------------------------
     250,000  FHLMC Series 1455, Class H, REMIC, 7.00%, 6/15/2021                                              245,677
              -----------------------------------------------------------------------------------------
     539,000  FHLMC Series 42, Class I, 8.00%, 10/17/2024                                                      566,807
              -----------------------------------------------------------------------------------------
      50,000  FNMA Series 1993-G1, Class HA, REMIC, 7.50%, 2/25/2021                                            50,031
              -----------------------------------------------------------------------------------------
     608,000  FNMA Series 1993-G16, Class J, REMIC, 5.00%, 12/25/2021                                          505,236
              -----------------------------------------------------------------------------------------
     185,000  FNMA Series 1992-131, Class KA, REMIC, 8.00%, 1/25/2022                                          187,055
              -----------------------------------------------------------------------------------------
     161,562  FNMA Series 1994-22, Class A, REMIC, 5.00%, 3/25/2022                                            155,380
              -----------------------------------------------------------------------------------------
     193,000  FNMA Series 1993-147, Class J, REMIC, 6.50%, 7/25/2022                                           179,862
              -----------------------------------------------------------------------------------------
      22,000  FNMA Series 1993-38, Class L, REMIC, 5.00%, 8/25/2022                                             18,247
              -----------------------------------------------------------------------------------------
     308,000  FNMA Series 1993-204, Class C, REMIC, 6.20%, 2/25/2023                                           283,508
              -----------------------------------------------------------------------------------------
     259,000  FNMA Series 1993-G36, Class J, REMIC, 6.50%, 2/25/2023                                           241,582
              -----------------------------------------------------------------------------------------
     175,000  FNMA Series 1993-223, Class C, REMIC, 6.50%, 5/25/2023                                           162,596
              -----------------------------------------------------------------------------------------
     222,000  FNMA Series 1993-127, Class H, REMIC, 6.50%, 7/25/2023                                           196,692
              -----------------------------------------------------------------------------------------
     300,000  FNMA Series 1993-183, Class K, REMIC, 6.50%, 7/25/2023                                           274,509
              -----------------------------------------------------------------------------------------
     152,000  FNMA Series 1994-3, Class PL, 5.50%, 1/25/2024                                                   122,836
              -----------------------------------------------------------------------------------------
     171,000  FNMA Series 1994-55, Class H, REMIC, 7.00%, 3/25/2024                                            159,760
              -----------------------------------------------------------------------------------------  -------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $4,517,295)                         4,585,698
              -----------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--1.6%

-------------------------------------------------------------------------------------------------------
     100,000  Baltimore Gas & Electric Co., 5.50%, 7/15/2000                                                    96,492
              -----------------------------------------------------------------------------------------

VISION U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------



 PRINCIPAL

   AMOUNT                                                                                                    VALUE

------------  -----------------------------------------------------------------------------------------  -------------
LONG-TERM OBLIGATIONS--CONTINUED

-------------------------------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

-------------------------------------------------------------------------------------------------------
$    100,000  General Electric Capital Corp., 8.30%, 9/20/2009                                           $     109,142
              -----------------------------------------------------------------------------------------
     500,000  New Plan Realty Trust, 6.80%, 5/15/2002                                                          493,725
              -----------------------------------------------------------------------------------------  -------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $695,866)                                                 699,359
              -----------------------------------------------------------------------------------------  -------------
PASS-THROUGH MORTGAGE-BACKED SECURITIES--23.8%

-------------------------------------------------------------------------------------------------------
      30,323  FHLMC, 8.00%, 5/1/2006                                                                            30,541
              -----------------------------------------------------------------------------------------
      99,380  FHLMC, 8.00%, 9/1/2007                                                                           101,554
              -----------------------------------------------------------------------------------------
      71,773  FHLMC, 8.25%, 12/1/2007                                                                           73,679
              -----------------------------------------------------------------------------------------
     405,579  FHLMC, 7.00%, 11/1/2010                                                                          402,918
              -----------------------------------------------------------------------------------------
     354,437  FHLMC, 7.00%, 11/1/2017                                                                          350,673
              -----------------------------------------------------------------------------------------
      18,050  FHLMC, 9.00%, 9/1/2019                                                                            18,998
              -----------------------------------------------------------------------------------------
   1,407,758  FHLMC, 6.00%, 3/1/2026                                                                         1,295,433
              -----------------------------------------------------------------------------------------
   1,511,051  FHLMC, 6.00%, 3/1/2026                                                                         1,390,484
              -----------------------------------------------------------------------------------------
     181,775  FNMA, 8.50%, 10/1/2002                                                                           187,626
              -----------------------------------------------------------------------------------------
      67,552  FNMA, 9.00%, 12/1/2002                                                                            70,065
              -----------------------------------------------------------------------------------------
     363,570  FNMA, 8.00%, 1/1/2006                                                                            366,184
              -----------------------------------------------------------------------------------------
     758,883  FNMA, 6.00%, 5/1/2009                                                                            727,997
              -----------------------------------------------------------------------------------------
     179,166  FNMA, 8.75%, 5/1/2010                                                                            187,392
              -----------------------------------------------------------------------------------------
     129,428  FNMA, 9.75%, 9/1/2017                                                                            140,976
              -----------------------------------------------------------------------------------------
   1,940,571  FNMA, 6.00%, 1/1/2026                                                                          1,782,706
              -----------------------------------------------------------------------------------------
     168,459  GNMA, 9.00%, 4/15/2001                                                                           175,250
              -----------------------------------------------------------------------------------------
     100,375  GNMA, 8.750%, 2/15/2002                                                                          103,700
              -----------------------------------------------------------------------------------------
     285,025  GNMA, 8.00%, 10/15/2007                                                                          294,112
              -----------------------------------------------------------------------------------------
     501,022  GNMA, 8.50%, 10/20/2009                                                                          517,932
              -----------------------------------------------------------------------------------------
     157,492  GNMA, 8.00%, 12/15/2009                                                                          161,281
              -----------------------------------------------------------------------------------------
     273,446  GNMA, 8.00%, 2/15/2010                                                                           281,734
              -----------------------------------------------------------------------------------------
     148,719  GNMA, 8.375%, 4/15/2010                                                                          153,994
              -----------------------------------------------------------------------------------------
     238,083  GNMA, 8.00%, 12/15/2016                                                                          245,152
              -----------------------------------------------------------------------------------------
     756,125  GNMA, 9.00%, 4/20/2023                                                                           793,220
              -----------------------------------------------------------------------------------------
     107,629  GNMA, 8.00%, 7/15/2024                                                                           109,614
              -----------------------------------------------------------------------------------------
     579,850  GNMA, 9.00%, 10/20/2024                                                                          606,123
              -----------------------------------------------------------------------------------------  -------------
              TOTAL PASS-THROUGH MORTGAGE-BACKED SECURITIES

              (IDENTIFIED COST $10,641,036)                                                                 10,569,338
              -----------------------------------------------------------------------------------------  -------------

VISION U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------



 PRINCIPAL
   AMOUNT

 OR SHARES                                                                                                   VALUE

------------  -----------------------------------------------------------------------------------------  -------------
LONG-TERM OBLIGATIONS--CONTINUED

-------------------------------------------------------------------------------------------------------
U.S. AGENCY BONDS--34.3%

-------------------------------------------------------------------------------------------------------
$  5,000,000  Private Export Funding Corp., 9.50%, 3/31/1999                                             $   5,285,600
              -----------------------------------------------------------------------------------------
     150,241  Small Business Administration, Series 1991, Class 20H, 8.85%, 8/1/2011                           160,187
              -----------------------------------------------------------------------------------------
   5,000,000  Small Business Administration, Series 1996, Class 20K, 6.95%, 11/1/2016                        4,907,750
              -----------------------------------------------------------------------------------------
   2,000,000  Small Business Administration, Series 1996, Class 20L, 6.70%, 12/1/2016                        1,933,660
              -----------------------------------------------------------------------------------------
   3,000,000  U.S. Dept. Housing and Urban Development, Series 1996, Class A, 6.83%, 8/1/2003                2,990,490
              -----------------------------------------------------------------------------------------  -------------
              TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $15,543,692)                                         15,277,687
              -----------------------------------------------------------------------------------------  -------------
U.S. TREASURY BONDS--24.3%

-------------------------------------------------------------------------------------------------------
   6,250,000  14.00%, 11/15/2011                                                                             9,354,187
              -----------------------------------------------------------------------------------------
   1,000,000  12.50%, 8/15/2014                                                                              1,454,950
              -----------------------------------------------------------------------------------------  -------------
              TOTAL U.S. TREASURY BONDS (IDENTIFIED COST $10,852,578)                                       10,809,137
              -----------------------------------------------------------------------------------------  -------------
              TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $43,542,966)                                     43,237,565
              -----------------------------------------------------------------------------------------  -------------
MUTUAL FUND SHARES--1.0%

-------------------------------------------------------------------------------------------------------
     446,694  Seven Seas Money Market Fund (AT NET ASSET VALUE)                                                446,694
              -----------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $43,989,660)(A)                                         $  43,684,259
              -----------------------------------------------------------------------------------------  -------------

(a) The cost of investments for federal tax purposes amounts to $43,989,660. The net unrealized depreciation of investments on a federal tax basis amounts to $305,401 which is comprised of $121,243 appreciation and $426,644 depreciation at April 30, 1997.

Note: The categories of investments are shown as a percentage of net assets

($44,485,041) at
      April 30, 1997.

The following acronyms are used throughout this portfolio:

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

VISION NEW YORK TAX-FREE FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--97.8%

-----------------------------------------------------------------------------------------
$     25,000  Alden Central School District, NY, GO UT, 6.25%
              (AMBAC Insured)/(Original Issue Yield: 6.40%), 6/15/2009                     AAA         $      27,420
              ---------------------------------------------------------------------------
   1,275,000  Allegany County, NY IDA, Revenue Bonds, 6.625%

              (Atlantic Richfield Co.), 9/1/2016                                           A               1,349,077

              ---------------------------------------------------------------------------
      25,000  Amherst, NY, GO UT, 6.20% (FGIC Insured)/

              (Original Issue Yield: 6.00%), 4/1/2002                                      AAA                26,499

              ---------------------------------------------------------------------------
     530,000  Battery Park, NY City Authority, Series A, 5.70%, 11/1/2020                  AA                509,139
              ---------------------------------------------------------------------------
      25,000  Beacon, NY City School District, GO UT, 5.10%

              (Original Issue Yield: 5.25%), 7/15/2006                                     AAA                25,043

              ---------------------------------------------------------------------------
     100,000  Brighton, NY Central School District, GO UT, 5.40%

              (Original Issue Yield: 5.55%), 6/1/2011                                      AAA                99,673

              ---------------------------------------------------------------------------
      10,000  Brighton, NY, 8.00% (MBIA Insured), 10/15/2002                               AAA                11,487
              ---------------------------------------------------------------------------
      50,000  Brockport, NY Central School District, GO UT, 5.40%

              (Original Issue Yield: 5.55%), 6/15/2011                                     AAA                49,835

              ---------------------------------------------------------------------------
      50,000  Broome County, NY, Certificate of Participation, 5.25%

              (MBIA Insured)/(Original Issue Yield: 5.578%), 4/1/2022                      NR                 45,996
              ---------------------------------------------------------------------------
      70,000  Buffalo & Fort Erie, NY Public Bridge Authority, 6.00%

              (MBIA Insured)/(Original Issue Yield: 5.05%), 1/1/2004                       AAA                73,902
              ---------------------------------------------------------------------------
      25,000  Canandaigua, NY City School District, GO UT, 5.00%

              (AMBAC Insured), 6/1/2009                                                    AAA                24,477

              ---------------------------------------------------------------------------
      10,000  Canandaigua, NY, GO UT, 8.80% (Original Issue Yield: 9.30%), 3/1/2005        A                  12,295
              ---------------------------------------------------------------------------
      30,000  Carmel, NY, 6.30%, 11/15/2011                                                A1                 32,490
              ---------------------------------------------------------------------------
      50,000  Chautauqua County, NY, GO UT, 6.40% (FGIC Insured)/ (Original Issue Yield:
              6.30%), 9/15/2004                                                            AAA                54,382

              ---------------------------------------------------------------------------
     100,000  Cheektowaga, NY Central School District, GO UT, 5.875% (FGIC

              Insured)/(Original Issue Yield: 5.95%), 6/1/2014                             Aaa               102,284

              ---------------------------------------------------------------------------
      25,000  Cheektowaga, NY, GO UT, 5.65% (Original Issue Yield: 6.25%), 8/15/2005       A                  25,915
              ---------------------------------------------------------------------------
      50,000  Cheektowaga, NY, GO UT, 6.55%, 10/15/2008                                    A                  55,379
              ---------------------------------------------------------------------------
      50,000  Cheektowaga-Maryvale, NY Union Free School District,
              GO UT, 6.625% (FGIC Insured)/(Original Issue Yield: 6.75%),

              6/15/2008                                                                    AAA                56,386

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$     50,000  Chemung County, NY, GO UT, 6.80% (AMBAC Insured),
              7/15/2006                                                                    AAA         $      56,183
              ---------------------------------------------------------------------------
      25,000  Chenango County, NY, 6.40%, 12/15/2008                                       A                  27,534
              ---------------------------------------------------------------------------
      25,000  Churchville Chili, NY Central School District, GO UT,

              5.50% (FGIC Insured), 6/15/2009                                              AAA                25,610
              ---------------------------------------------------------------------------
      25,000  Clarence, NY Central School District, GO UT, 5.30%

              (FGIC Insured)/(Original Issue Yield: 4.90%), 6/1/2006                       Aaa                25,404
              ---------------------------------------------------------------------------
      25,000  Dutchess County, NY, GO UT, 8.50%, 7/15/2007                                 Aa1                31,525
              ---------------------------------------------------------------------------
      25,000  East Aurora, NY Union Free School District, GO UT, 5.20% (FGIC
              Insured)/(Original Issue Yield: 4.80%), 6/15/2006                            Aaa                25,407

              ---------------------------------------------------------------------------
      25,000  East Bloomfield, NY Central School District, 7.125%

              (MBIA Insured), 6/15/2004                                                    AAA                28,181

              ---------------------------------------------------------------------------
      25,000  East Rochester, NY Union Free School District, GO UT,

              6.30% (AMBAC Insured), 6/15/2003                                             AAA                26,810
              ---------------------------------------------------------------------------
      50,000  Endwell, NY, GO UT Fire District Bonds, 7.00%

              (Original Issue Yield: 7.35%), 3/1/2014                                      A                  55,700

              ---------------------------------------------------------------------------
      50,000  Erie County, NY Water Authority, Series A, 6.00%

              (AMBAC Insured)/(Original Issue Yield: 7.25%), 12/1/2008                     AAA                53,132
              ---------------------------------------------------------------------------
      25,000  Erie County, NY, GO UT General Improvement Bonds, 9.60% (MBIA
              Insured)/(Original Issue Yield: 9.55%), 10/15/2000                           AAA                28,864

              ---------------------------------------------------------------------------
   1,000,000  Essex Cnty, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 5.80%
              (International Paper Co.), 12/1/2019                                         A-                976,340

              ---------------------------------------------------------------------------
      55,000  Evans & Brant, NY Central School District, GO UT, 6.85% (MBIA
              Insured)/(Original Issue Yield: 6.90%), 6/15/2009                            AAA                62,906

              ---------------------------------------------------------------------------
      20,000  Frontier Central School District, NY, Hamburg Township, GO UT, 9.50% (MBIA
              Insured)/(Original Issue Yield: 9.50%),

              6/1/2002                                                                     AAA                24,056

              ---------------------------------------------------------------------------
      70,000  General Brown Central School District, NY, Brownville & Dexter, GO UT,

              5.70% (MBIA Insured)/(Original Issue Yield: 5.80%), 6/15/2014                AAA                70,624
              ---------------------------------------------------------------------------
      25,000  Genesee County, NY, GO UT, 5.30% (FGIC Insured)/

              (Original Issue Yield: 5.20%), 8/15/2009                                     Aaa                25,114

              ---------------------------------------------------------------------------
      25,000  Greece, NY Central School District, GO UT, 6.00%

              (FGIC Insured)/(Original Issue Yield: 5.55%), 6/15/2004                      AAA                26,535
              ---------------------------------------------------------------------------
      30,000  Greece, NY, GO UT, 6.25% (AMBAC Insured), 12/1/2007                          AAA                32,627
              ---------------------------------------------------------------------------
      50,000  Guilderland, NY, GO UT, 6.40% (FGIC Insured)/

              (Original Issue Yield: 6.65%), 9/15/2015                                     AAA                55,374

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$     25,000  Hamburg Town, NY, GO UT, 6.30% (MBIA Insured)/
              (Original Issue Yield: 6.45%), 11/15/2010                                    AAA         $      27,483
              ---------------------------------------------------------------------------
     100,000  Hamburg, NY Central School District, GO UT, 6.10%

              (AMBAC Insured), 5/15/2004                                                   AAA               106,857

              ---------------------------------------------------------------------------
      50,000  Hanover Town, NY, GO UT, 9.80% (MBIA Insured), 9/1/2004                      AAA                65,195
              ---------------------------------------------------------------------------
     130,000  Holiday Square Housing Development Corp., NY, Section 8
              Assisted Project, 5.80% (Holiday Square Management Co.)/
              (FNMA COL)/(Original Issue Yield:

              5.943%), 1/15/2024                                                           Aaa               126,884

              ---------------------------------------------------------------------------
      20,000  Holland, NY Central School District, GO UT, 6.00%

              (FGIC Insured)/(Original Issue Yield: 5.50%), 6/15/2003                      AAA                21,232
              ---------------------------------------------------------------------------
     100,000  Housing NY Corp., Revenue Bonds, 5.00%

              (Original Issue Yield: 5.65%), 11/1/2018                                     AA                 89,338

              ---------------------------------------------------------------------------
   1,025,000  (a)Housing NY Corp., Revenue Refunding Bonds,

              5.00% (Original Issue Yield: 5.60%), 11/1/2013                               AA                943,759
              ---------------------------------------------------------------------------
      15,000  Irondequoit, NY, 6.80% (Original Issue Yield: 7.20%), 3/1/2011               A                  16,825
              ---------------------------------------------------------------------------
      50,000  Ithaca, NY, 6.80%, 5/15/2003                                                 Aa                 54,890
              ---------------------------------------------------------------------------
      25,000  Ithaca, NY, GO UT, 6.40% (Original Issue Yield: 6.80%),

              4/1/2009                                                                     Aa3                27,418

              ---------------------------------------------------------------------------
      30,000  Ithaca, NY, GO UT, 6.625% (Original Issue Yield: 6.70%),

              7/15/2005                                                                    Aa                 33,236

              ---------------------------------------------------------------------------
   1,345,000  Jamestown, NY Housing Authority, Mortgage Revenue Bonds, 6.125% (Bradmar
              Village Project)/(HUD Section 8 LOC),

              7/1/2010                                                                     A-              1,353,178

              ---------------------------------------------------------------------------
      30,000  Kenmore, NY, GO UT, 5.20% (AMBAC Insured)/

              (Original Issue Yield: 5.60%), 2/15/2010                                     AAA                29,631

              ---------------------------------------------------------------------------
      25,000  La Grange, NY, GO UT Public Improvement Bonds, 7.70% (AMBAC
              Insured)/(Original Issue Yield: 7.75%), 4/15/2006                            AAA                29,450

              ---------------------------------------------------------------------------
      50,000  Lakewood, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield:
              5.70%), 4/1/2012                                                             Baa1               49,447

              ---------------------------------------------------------------------------
     100,000  Lancaster Town, NY, GO UT Bonds, 5.70% (MBIA Insured)/ (Original Issue
              Yield: 5.80%), 6/1/2009                                                      AAA               104,139

              ---------------------------------------------------------------------------
      25,000  Lewiston Town, NY, GO UT Refunding Bonds, 5.50%

              (FSA Insured)/(Original Issue Yield: 5.55%), 5/1/2014                        AAA                25,041
              ---------------------------------------------------------------------------
      25,000  Lockport Town, NY, GO UT, 5.45% (FGIC Insured)/

              (Original Issue Yield: 5.05%), 9/15/2006                                     Aaa                25,880

              ---------------------------------------------------------------------------
      25,000  Monroe County, NY IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA

              Insured)/(Original Issue Yield: 5.799%), 6/1/2010                            AAA                25,532

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$     50,000  Monroe County, NY, GO UT (Series A), 8.50%
              (Original Issue Yield: 8.75%), 5/1/2000                                      Aa          $      55,370
              ---------------------------------------------------------------------------
   1,000,000  Monroe County, NY, GO UT Public Improvement Bonds,

              6.00% (Original Issue Yield: 5.34%), 3/1/2016                                AA-             1,045,500
              ---------------------------------------------------------------------------
      25,000  Monroe County, NY, GO UT Public Improvement Bonds, 6.05%
              (AMBAC Insured)/(United States Treasury PRF)/

              (Original Issue Yield: 6.049%), 6/1/2004 (@102)                              AAA                27,065
              ---------------------------------------------------------------------------
     170,000  Municipal Assistance Corp of New York, Series 61,

              6.875% (Original Issue Yield: 6.967%), 7/1/2007                              AA                174,269
              ---------------------------------------------------------------------------
      25,000  Municipal Assistance Corp of New York, Series 63,

              7.70% (MBIA Insured), 7/1/2008                                               AAA                26,399
              ---------------------------------------------------------------------------
      50,000  New Paltz, NY Central School District, GO UT, 6.00%

              (AMBAC Insured), 6/15/2008                                                   AAA                53,891

              ---------------------------------------------------------------------------
     100,000  New York, NY Housing Development Corp., Series A,

              7.35% (FHA Insured), 6/1/2019                                                AAA               105,832
              ---------------------------------------------------------------------------
   1,725,000  New York, NY IDA, 5.85% (Nightingale-Bamford School Project), 1/15/2020      A               1,709,854
              ---------------------------------------------------------------------------
   1,500,000  New York , NY IDA, Special Facilities Revenue Bonds,

              6.90% (American Airlines), 8/1/2024                                          BAA2            1,602,075
              ---------------------------------------------------------------------------
     500,000  New York, NY, GO UT (Series B), 5.875% (Connie Lee LOC)/ (Original Issue
              Yield: 6.21%), 8/15/2016                                                     AAA               496,810

              ---------------------------------------------------------------------------
      50,000  New York State Dormitory Authority, Revenue Refunding Bonds, 6.50%

              (University of Rochester)/(Original Issue Yield: 6.585%), 7/1/2009           A+                 51,148
              ---------------------------------------------------------------------------
      20,000  New York State Dormitory Authority, Revenue Bonds, 5.00% (Rochester

              University-Strong Memorial Hospital), 7/1/2005                               AAA                20,139

              ---------------------------------------------------------------------------
     100,000  New York State Dormitory Authority, Revenue Bonds, 6.00% (Colgate

              University)/(MBIA Insured)/(Original Issue Yield: 5.25%), 7/1/2016           AAA               104,836
              ---------------------------------------------------------------------------
   1,000,000  New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center
              at Poughkeepsie)/(Key Bank of New York LOC)/(Original Issue Yield: 6.08%),

              7/1/2026                                                                     Aa3             1,000,330

              ---------------------------------------------------------------------------
   1,200,000  New York State Dormitory Authority, Series F, 5.00%

              (Original Issue Yield: 5.70%), 7/1/2020                                      BBB             1,029,996

              ---------------------------------------------------------------------------
   1,625,000  New York State Environmental Facilities Corp., Solid
              Waste Disposal Revenue Bonds (Series A), 5.70%
              (Occidental Petroleum Corp.)/(Original Issue Yield:

              5.75%), 9/1/2028                                                             BBB             1,530,198

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$    250,000  New York State HFA, Hospital & Nursing Home Project,
              5.90% (Original Issue Yield: 5.934%), 11/1/2006                              BBB         $     252,583
              ---------------------------------------------------------------------------
   1,150,000  New York State HFA, Series C, 6.00% (ECH Housing, Inc.),
              8/15/2016                                                                    Aa              1,158,832

              ---------------------------------------------------------------------------
   1,000,000  New York State HFA, Service Contract Obligation Revenue Bonds (Series A),

              6.25% (Original Issue Yield: 6.35%), 9/15/2010                               BBB             1,023,670
              ---------------------------------------------------------------------------
     300,000  New York State Local Government Assistance Corp.,

              Series B, 6.00% (Original Issue Yield: 6.28%), 4/1/2018                      A                 301,077
              ---------------------------------------------------------------------------
     995,000  New York State Medical Care Facilities Finance Agency,
              Hospital & Nursing Home Revenue Bonds (Series B), 6.00%
              (FHA Insured)/(Original Issue Yield:

              6.219%), 8/15/2014                                                           AAA             1,002,283

              ---------------------------------------------------------------------------
   1,000,000  New York State Medical Care Facilities Finance Agency,
              Series A, 6.375% (FHA Insured)/(Original Issue Yield: 6.394%),

              8/15/2024                                                                    AA              1,034,580

              ---------------------------------------------------------------------------
     690,000  New York State Medical Care Facilities Finance Agency,

              Series D, 5.40% (MBIA Insured), 8/15/2033                                    AAA               632,323
              ---------------------------------------------------------------------------
      15,000  New York State Power Authority, Series V, 7.80%

              (Original Issue Yield: 7.853%), 1/1/2006                                     AA-                15,658

              ---------------------------------------------------------------------------
      25,000  New York State Power Authority, Series V, 7.875%

              (Original Issue Yield: 7.901%), 1/1/2007                                     AA-                26,109

              ---------------------------------------------------------------------------
     200,000  New York State, GO UT Refunding Bonds, 9.875%

              (Original Issue Yield: 7.30%), 11/15/2005                                    A-                263,984

              ---------------------------------------------------------------------------
   1,000,000  New York State, GO UT, 12.00% (Original Issue Yield: 7.60%), 11/15/2003      A-              1,380,350
              ---------------------------------------------------------------------------
     340,000  New York State, GO UT, 6.30% (Original Issue Yield: 6.35%),
              9/15/2012                                                                    A-                360,828

              ---------------------------------------------------------------------------
     450,000  New York State, GO UT, 9.875% (Original Issue Yield: 7.60%), 11/15/2004      A-                581,810
              ---------------------------------------------------------------------------
      75,000  Newburgh, NY, GO UT, 6.40%, 4/15/2008                                        A1                 82,412
              ---------------------------------------------------------------------------
     175,000  Niagara County, NY, GO UT, 7.10% (MBIA Insured)/

              (Original Issue Yield: 7.125%), 2/15/2010                                    AAA               202,734

              ---------------------------------------------------------------------------
      25,000  Niagara Falls, NY Toll Bridge System, Series B, 5.25%

              (FGIC Insured)/(Original Issue Yield: 5.35%), 10/1/2015                      AAA                24,015
              ---------------------------------------------------------------------------
      50,000  North Tonawanda, NY, GO UT, 6.05% (FGIC Insured),

              10/1/2006                                                                    AAA                53,806

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$  1,105,000  Oneonta, NY Housing Development Fund Corp., Refunding Revenue Bonds (Series
              A), 5.45% (MBIA Insured)/(Original Issue Yield: 5.467%), 7/1/2022            AAA         $   1,034,634
              ---------------------------------------------------------------------------
     175,000  Onondaga County, NY IDA, Revenue Bonds, 6.625%
              (Anheuser-Busch Co., Inc.)/(Original Issue Yield: 6.70%),

              8/1/2006                                                                     AA-               192,211

              ---------------------------------------------------------------------------
   1,000,000  Onondaga County, NY IDA, Sewer Facilities Revenue Bonds, 5.75%

              (Bristol-Myers Squibb Co.)/(Original Issue Yield: 5.95%), 3/1/2024           AAA               999,230
              ---------------------------------------------------------------------------
      50,000  Ontario County, NY, GO UT, 5.50% (Original Issue Yield: 5.65%), 5/15/2011    Aa                 50,560
              ---------------------------------------------------------------------------
      25,000  Orchard Park, NY Central School District, GO UT, 6.50%

              (FGIC Insured)/(Original Issue Yield: 6.25%), 6/1/2002                       NR                 26,972
              ---------------------------------------------------------------------------
      25,000  Ossining Village, NY, 8.10% (FGIC Insured), 7/15/2001                        AAA                28,099
              ---------------------------------------------------------------------------
      40,000  Otsego County, NY, GO UT, 6.625% (AMBAC Insured),

              12/1/2005                                                                    AAA                44,476

              ---------------------------------------------------------------------------
      50,000  Penfield, NY Central School District, GO UT, 5.20%

              (Original Issue Yield: 5.40%), 6/15/2010                                     AAA                49,654

              ---------------------------------------------------------------------------
     165,000  Puerto Rico Industrial, Medical & Environmental PCA,

              Revenue Bonds, 6.50% (Abbott Laboratories), 7/1/2009                         Aa1               165,713
              ---------------------------------------------------------------------------
   1,025,000  Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10%
              (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018      A2                936,655
              ---------------------------------------------------------------------------
   1,200,000  (b)Puerto Rico Industrial, Medical & Environmental PCA,

              Series A, 6.75% (Motorola, Inc.), 1/1/2014                                   AA-             1,291,332
              ---------------------------------------------------------------------------
      25,000  Putnam County, NY, 7.10%, 8/15/2002                                          Aa                 27,599
              ---------------------------------------------------------------------------
      15,000  Rochester, NY, GO UT, 6.00% (Original Issue Yield: 6.40%),

              8/1/2001                                                                     AA                 15,710

              ---------------------------------------------------------------------------
     250,000  Rockland County, NY Solid Waste Management Authority, Series B, 5.55%
              (AMBAC Insured)/(Original Issue Yield: 5.75%), 12/15/2016                    AAA               246,312
              ---------------------------------------------------------------------------
      50,000  Rockland County, NY, GO UT, 7.00% (MBIA Insured)/

              (Original Issue Yield: 7.10%), 4/1/2008                                      AAA                57,267

              ---------------------------------------------------------------------------
      20,000  Saugerties, NY, GO UT, 5.375% (FSA Insured)/

              (Original Issue Yield: 5.70%), 6/15/2015                                     Aaa                19,501

              ---------------------------------------------------------------------------
     660,000  Schenectady, NY Municipal Housing Authority, Revenue Bonds, 6.40% (Annie

              Schaffer Senior Center, Inc.), 5/1/2014                                      Aa                681,397

              ---------------------------------------------------------------------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



                                                                                             CREDIT
                                                                                            RATING:

 PRINCIPAL                                                                                  MOODY'S
   AMOUNT                                                                                   OR S&P*        VALUE


------------  ---------------------------------------------------------------------------  ----------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED

-----------------------------------------------------------------------------------------
$     40,000  Silver Creek, NY Central School District, GO UT,
              6.60% (AMBAC Insured), 5/15/2005                                             AAA         $      44,404
              ---------------------------------------------------------------------------
      25,000  Spencerport, NY Central School District, GO UT, 6.00%

              (MBIA Insured)/(Original Issue Yield: 6.05%), 6/15/2006                      AAA                26,765
              ---------------------------------------------------------------------------
     100,000  Spring Valley, NY, GO UT, 5.70% (FSA Insured), 4/1/2012                      AAA               102,371
              ---------------------------------------------------------------------------
      70,000  Sweet Home Central School District NY, GO UT, 5.60% (AMBAC
              Insured)/(Original Issue Yield: 5.70%), 1/15/2008                            AAA                72,544

              ---------------------------------------------------------------------------
   1,400,000  Syracuse, NY Senior Citizens Housing Corp., Series A,

              6.125% (East Hill Village Apartments), 11/1/2010                             A-              1,435,560
              ---------------------------------------------------------------------------
   1,445,000  Thirty Fourth Street Partnership, Inc., NY, 5.50%

              (Original Issue Yield: 5.613%), 1/1/2023                                     A1              1,355,338

              ---------------------------------------------------------------------------
      65,000  Tompkins County, NY, GO UT (Series B), 5.625%

              (Original Issue Yield: 5.80%), 9/15/2013                                     Aa2                65,211

              ---------------------------------------------------------------------------
     275,000  Tompkins, NY Health Care Corp., 10.80% (FHA Insured),

              2/1/2028                                                                     A                 358,941

              ---------------------------------------------------------------------------
     150,000  Triborough Bridge & Tunnel Authority, NY, Special Obligation Revenue Bonds

              (Series A), 6.625% (MBIA Insured)/(Original Issue Yield: 6.86%), 1/1/2017    AAA               160,386
              ---------------------------------------------------------------------------
      50,000  Union Endicott, NY Central School District, GO UT (Series A), 5.50% (FSA
              Insured)/(Original Issue Yield: 5.55%), 7/15/2010                            AAA                50,445

              ---------------------------------------------------------------------------
      50,000  Victor, NY Central Schol District, GO UT, 6.40% (FGIC Insured)/(Original
              Issue Yield: 6.55%), 11/15/2006                                              AAA                55,087

              ---------------------------------------------------------------------------
      50,000  Victor, NY, 7.20%, 12/15/2005                                                A                  56,431
              ---------------------------------------------------------------------------
      35,000  Wallkill, NY Central School District, GO UT, 5.75%, 7/15/2014                A                  35,244
              ---------------------------------------------------------------------------
      15,000  Warwick Valley, NY Central School District, GO UT, 6.55% (FGIC
              Insured)/(Original Issue Yield: 6.70%), 6/1/2008                             AAA                16,736

              ---------------------------------------------------------------------------
      30,000  Webster, NY Central School District, GO UT, 6.25% (AMBAC Insured)/(Original
              Issue Yield: 6.20%), 6/15/2003                                               AAA                32,094

              ---------------------------------------------------------------------------
      50,000  West Seneca, NY Central School District, GO UT, 5.625%

              (FGIC Insured)/(Original Issue Yield: 5.70%), 6/15/2011                      AAA                50,924
              ---------------------------------------------------------------------------
      25,000  West Seneca, NY, GO UT, 6.65% (MBIA Insured)/(Original Issue Yield: 6.80%),
              6/1/2005                                                                     AAA                27,811

              ---------------------------------------------------------------------------
      65,000  Williamsville, NY Central School District, GO UT, 6.50%

              (MBIA Insured)/(Original Issue Yield: 6.80%), 12/1/2010                      AAA                72,516
              ---------------------------------------------------------------------------              -------------
              TOTAL LONG-TERM MUNICIPAL SECURITIES

              (IDENTIFIED COST $34,516,191)(C)                                                         $  34,711,916
              ---------------------------------------------------------------------------              -------------

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------



  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.

    At April 30, 1997 18.19% of the total investments at market value were subject to alternative minimum tax.

 (a) Denotes a private placement security. At April 30, 1997, these securities amounted to $943,759 which represents 2.7% of total net assets.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1997, these securities amounted to $1,291,332 which represents 3.6% of net assets.

 (c) The cost of investments for federal tax purposes amounts to $34,516,191. The net unrealized appreciation of investments on a federal tax basis amounts to $195,725 which is comprised of $345,362 appreciation and $149,637 depreciation at April 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($35,479,785) at April 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
COL--Collateralized FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration FNMA--Federal National Mortgage
Association FSA--Financial Security Assurance GO--General Obligation
HFA--Housing Finance Authority HUD--Housing Urban Development
IDA--Industrial Development Authority LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance PCA--Pollution Control
Authority PRF--Prerefunded UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

VISION GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------




   SHARES                                                                                                  VALUE

------------  ---------------------------------------------------------------------------------------  --------------
COMMON STOCKS--96.4%

-----------------------------------------------------------------------------------------------------
              CAPITAL EQUIPMENT & SERVICES--7.5%

              ---------------------------------------------------------------------------------------
     134,400  Cincinnati Milacron, Inc.                                                                $    2,721,600
              ---------------------------------------------------------------------------------------
      58,400  Deere & Co.                                                                                   2,686,400
              ---------------------------------------------------------------------------------------
      37,400  Northrop Corp.                                                                                3,122,900
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                         8,530,900

              ---------------------------------------------------------------------------------------  --------------
              CONSUMER CYCLICAL--13.1%

              ---------------------------------------------------------------------------------------
      85,700  Carnival Corp., Class A                                                                       3,160,187
              ---------------------------------------------------------------------------------------
     240,200  Clayton Homes, Inc.                                                                           3,362,800
              ---------------------------------------------------------------------------------------
      44,800  Home Depot, Inc.                                                                              2,598,400
              ---------------------------------------------------------------------------------------
      61,700  Springs Industries, Inc., Class A                                                             2,884,475
              ---------------------------------------------------------------------------------------
      55,200  Tandy Corp.                                                                                   2,891,100
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                        14,896,962

              ---------------------------------------------------------------------------------------  --------------
              CONSUMER NON-CYCLICAL--13.5%

              ---------------------------------------------------------------------------------------
     155,300  (a)Apria Healthcare Group, Inc.                                                               2,620,687
              ---------------------------------------------------------------------------------------
      93,000  Bergen Brunswig Corp., Class A                                                                3,173,625
              ---------------------------------------------------------------------------------------
     114,700  Breed Technologies, Inc.                                                                      2,078,938
              ---------------------------------------------------------------------------------------
      64,900  First Brands Corp.                                                                            1,646,837
              ---------------------------------------------------------------------------------------
     216,864  (a)Horizon/CMS Healthcare Corp.                                                               3,442,716
              ---------------------------------------------------------------------------------------
      25,000  Pfizer, Inc.                                                                                  2,400,000
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                        15,362,803

              ---------------------------------------------------------------------------------------  --------------
              ENERGY--12.6%

              ---------------------------------------------------------------------------------------
      95,900  Apache Corp.                                                                                  3,260,600
              ---------------------------------------------------------------------------------------
      46,200  Louisiana Land & Exploration Co.                                                              2,310,000
              ---------------------------------------------------------------------------------------
     127,600  (a)Nabors Industries, Inc.                                                                    2,392,500
              ---------------------------------------------------------------------------------------
      30,400  Schlumberger Ltd.                                                                             3,366,800
              ---------------------------------------------------------------------------------------
      78,600  Unocal Corp.                                                                                  2,996,625
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                        14,326,525

              ---------------------------------------------------------------------------------------  --------------
              FINANCIAL SERVICES--22.0%

              ---------------------------------------------------------------------------------------
      77,100  Federal National Mortgage Association                                                         3,170,737
              ---------------------------------------------------------------------------------------
      73,000  First Commerce Corp.                                                                          2,983,875
              ---------------------------------------------------------------------------------------
      17,800  General RE Corp.                                                                              2,977,050
              ---------------------------------------------------------------------------------------
      98,500  Great Western Financial Corp.                                                                 4,137,000
              ---------------------------------------------------------------------------------------
      30,400  ITT Hartford Group, Inc.                                                                      2,264,800
              ---------------------------------------------------------------------------------------

VISION GROWTH AND INCOME FUND

--------------------------------------------------------------------------------



   SHARES                                                                                                  VALUE

------------  ---------------------------------------------------------------------------------------  --------------
COMMON STOCKS--CONTINUED

-----------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES--CONTINUED

              ---------------------------------------------------------------------------------------
      24,300  J.P. Morgan & Co., Inc.                                                                  $    2,475,562
              ---------------------------------------------------------------------------------------
     256,100  Reliance Group Holdings, Inc.                                                                 2,849,113
              ---------------------------------------------------------------------------------------
      70,000  Reliastar Financial Corp.                                                                     4,235,000
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                        25,093,137

              ---------------------------------------------------------------------------------------  --------------
              NATURAL RESOURCES--3.0%

              ---------------------------------------------------------------------------------------
      45,200  Potash Corporation of Saskatchewan, Inc.                                                      3,474,750
              ---------------------------------------------------------------------------------------  --------------
              TECHNOLOGY--17.2%

              ---------------------------------------------------------------------------------------
      40,800  AMP, Inc.                                                                                     1,463,700
              ---------------------------------------------------------------------------------------
      62,900  Adobe System, Inc.                                                                            2,460,963
              ---------------------------------------------------------------------------------------
      35,300  Avnet, Inc.                                                                                   2,148,888
              ---------------------------------------------------------------------------------------
      52,400  (a)Cisco Systems, Inc.                                                                        2,711,700
              ---------------------------------------------------------------------------------------
      42,300  First Data Corp., Class                                                                       1,459,350
              ---------------------------------------------------------------------------------------
      16,000  Intel Corp.                                                                                   2,450,000
              ---------------------------------------------------------------------------------------
      92,900  (a)Read-Rite Corp.                                                                            2,403,788
              ---------------------------------------------------------------------------------------
     181,100  (a)S3, Inc.                                                                                   1,731,769
              ---------------------------------------------------------------------------------------
      61,200  (a)Seagate Technology, Inc.                                                                   2,807,550
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                        19,637,708

              ---------------------------------------------------------------------------------------  --------------
              UTILITIES--7.5%

              ---------------------------------------------------------------------------------------
      10,000  BellSouth Corp.                                                                                 445,000
              ---------------------------------------------------------------------------------------
      86,700  Public Service Co. Colo                                                                       3,359,625
              ---------------------------------------------------------------------------------------
      37,000  SBC Communications, Inc.                                                                      2,053,500
              ---------------------------------------------------------------------------------------
      77,800  WICOR, Inc.                                                                                   2,732,725
              ---------------------------------------------------------------------------------------  --------------
              Total                                                                                         8,590,850

              ---------------------------------------------------------------------------------------  --------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $106,359,662)                                          109,913,635
              ---------------------------------------------------------------------------------------  --------------
MUTUAL FUND SHARES--2.0%

-----------------------------------------------------------------------------------------------------
2,296,929     Seven Seas Money Market Fund (AT NET ASSET VALUE)                                             2,296,929
              ---------------------------------------------------------------------------------------  --------------
              TOTAL INVESTMENTS (IDENTIFIED COST $108,656,591)(B)                                      $  112,210,564
              ---------------------------------------------------------------------------------------  --------------

 (a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $108,692,078. The net unrealized appreciation of investments on a federal tax basis amounts to 3,518,486 which is comprised of $8,488,355 appreciation and $4,969,869 depreciation at April 30, 1997.

Note: The categories of investments are shown as a percentage of net assets

($114,090,307) at
      April 30, 1997.

(See Notes which are an integral part of the Financial Statements)

VISION CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------



   SHARES                                                                                                   VALUE

------------  ----------------------------------------------------------------------------------------  -------------
COMMON STOCKS--91.3%

------------------------------------------------------------------------------------------------------
              CAPITAL EQUIPMENT & SERVICES--5.9%

              ----------------------------------------------------------------------------------------
      16,900  Harnischfeger Industries, Inc.                                                            $     703,462
              ----------------------------------------------------------------------------------------
      20,600  Tyco International, Ltd.                                                                      1,256,600
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         1,960,062

              ----------------------------------------------------------------------------------------  -------------
              CONSUMER CYCLICAL--4.7%

              ----------------------------------------------------------------------------------------
      18,900  (a)AccuStaff, Inc.                                                                              344,925
              ----------------------------------------------------------------------------------------
      11,975  (a)Consolidated Stores Corp.                                                                    479,000
              ----------------------------------------------------------------------------------------
      37,500  Mirage Resorts, Inc.                                                                            754,687
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         1,578,612

              ----------------------------------------------------------------------------------------  -------------
              CONSUMER DURABLES--2.4%

              ----------------------------------------------------------------------------------------
      44,300  (a)Gentex Corp.                                                                                 797,400
              ----------------------------------------------------------------------------------------  -------------
              CONSUMER NON-CYCLICAL--16.0%

              ----------------------------------------------------------------------------------------
      41,200  (a)Apria Healthcare Group, Inc.                                                                 695,250
              ----------------------------------------------------------------------------------------
      38,100  Flowers Industries, Inc.                                                                        928,687
              ----------------------------------------------------------------------------------------
      68,000  Food Lion, Inc., Class A                                                                        454,750
              ----------------------------------------------------------------------------------------
      23,900  (a)Gtech Holdings Corp.                                                                         734,925
              ----------------------------------------------------------------------------------------
      19,100  (a)HealthCare COMPARE Corp.                                                                     828,462
              ----------------------------------------------------------------------------------------
      39,200  (a)Staples, Inc.                                                                                705,600
              ----------------------------------------------------------------------------------------
      28,000  (a)Watson Pharmaceuticals, Inc.                                                               1,001,000
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         5,348,674

              ----------------------------------------------------------------------------------------  -------------
              ENERGY--13.0%

              ----------------------------------------------------------------------------------------
      27,800  (a)Calenergy Co., Inc.                                                                        1,087,675
              ----------------------------------------------------------------------------------------
      43,900  (a)Global Marine, Inc.                                                                          883,487
              ----------------------------------------------------------------------------------------
      50,200  Tosco Corp.                                                                                   1,487,175
              ----------------------------------------------------------------------------------------
      15,000  Transocean Offshore, Inc.                                                                       909,375
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         4,367,712

              ----------------------------------------------------------------------------------------  -------------
              FINANCIAL SERVICES--14.2%

              ----------------------------------------------------------------------------------------
      24,800  Aames Financial Corp                                                                            381,300
              ----------------------------------------------------------------------------------------
       9,300  Beneficial Corp.                                                                                595,200
              ----------------------------------------------------------------------------------------
      34,100  Schwab (Charles) Corp.                                                                        1,248,913
              ----------------------------------------------------------------------------------------
      15,700  Star Banc Corp.                                                                                 667,250
              ----------------------------------------------------------------------------------------
      51,350  Synovus Financial Corp.                                                                       1,245,238
              ----------------------------------------------------------------------------------------
      22,400  TIG Holdings, Inc.                                                                              621,600
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         4,759,501

              ----------------------------------------------------------------------------------------  -------------

VISION CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------



   SHARES                                                                                                   VALUE

------------  ----------------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED

------------------------------------------------------------------------------------------------------
              NATURAL RESOURCES--8.5%

              ----------------------------------------------------------------------------------------
      18,900  IMC Global, Inc.                                                                          $     696,937
              ----------------------------------------------------------------------------------------
      21,300  Medusa Corp.                                                                                    806,688
              ----------------------------------------------------------------------------------------
      26,600  Oakwood Homes Corp.                                                                             538,650
              ----------------------------------------------------------------------------------------
      10,500  Potash Corporation of Saskatchewan, Inc.                                                        807,187
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         2,849,462

              ----------------------------------------------------------------------------------------  -------------
              OFFICE EQUIPMENT--5.9%

              ----------------------------------------------------------------------------------------
      35,700  (a)EMC Corp. Mass                                                                             1,298,588
              ----------------------------------------------------------------------------------------
      27,600  (a)Tech Data Corp.                                                                              676,200
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         1,974,788

              ----------------------------------------------------------------------------------------  -------------
              TECHNOLOGY--16.9%

              ----------------------------------------------------------------------------------------
      14,500  (a)Cisco Systems, Inc.                                                                          750,375
              ----------------------------------------------------------------------------------------
      99,800  (a)Informix Corp.                                                                               729,788
              ----------------------------------------------------------------------------------------
      38,800  Innovex, Inc.                                                                                 1,241,600
              ----------------------------------------------------------------------------------------
      32,500  (a)Newbridge Networks Corp.                                                                   1,031,875
              ----------------------------------------------------------------------------------------
      33,200  (a)Quantum Corp.                                                                              1,384,025
              ----------------------------------------------------------------------------------------
      52,600  (a)S3, Inc.                                                                                     502,988
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         5,640,651

              ----------------------------------------------------------------------------------------  -------------
              UTILITIES--3.8%

              ----------------------------------------------------------------------------------------
      17,100  Valero Energy Corp.                                                                             600,638
              ----------------------------------------------------------------------------------------
      27,940  (a)WorldCom, Inc.                                                                               670,560
              ----------------------------------------------------------------------------------------  -------------
              Total                                                                                         1,271,198

              ----------------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $30,222,336)                                            30,548,060
              ----------------------------------------------------------------------------------------  -------------
MUTUAL FUND SHARES--8.6%

------------------------------------------------------------------------------------------------------
   1,363,424  SSGA US Government Money Market Fund, Series A                                                1,363,424
              ----------------------------------------------------------------------------------------
   1,511,112  SSGA Money Market Fund                                                                        1,511,112
              ----------------------------------------------------------------------------------------  -------------
              TOTAL MUTUAL FUND SHARES (AT NET ASSET VALUE)                                                 2,874,536
              ----------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $33,096,872)(B)                                        $  33,422,596
              ----------------------------------------------------------------------------------------  -------------

 (a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $33,105,960. The net unrealized appreciation of investments on a federal tax basis amounts to $316,636 which is comprised of $2,965,446 appreciation and $2,648,810 depreciation at April 30, 1997.

Note: The categories of investments are shown as a percentage of net assets

($33,440,516) at
      April 30, 1997.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 1997

--------------------------------------------------------------------------------



                                                        U.S. GOVERNMENT      NEW YORK     GROWTH AND       CAPITAL
                                                          SECURITIES         TAX-FREE       INCOME       APPRECIATION

                                                             FUND              FUND          FUND            FUND


ASSETS:

----------------------------------------------------
Investments in securities, at value                      $  43,684,259     $ 34,711,916   $112,210,564   $ 33,422,596
----------------------------------------------------
Cash                                                            51,379           50,706       213,727         250,709
----------------------------------------------------
Income receivable                                              860,247          667,913       154,191          26,724
----------------------------------------------------
Receivable for shares sold                                      14,913           88,546       151,794         148,588
----------------------------------------------------
Receivable for investments sold                                    219            5,050     1,446,147              --
----------------------------------------------------
Deferred Expenses                                                3,480            3,576         3,310              --
----------------------------------------------------  -------------------  ------------  -------------  --------------
    Total assets                                            44,614,497       35,527,707   114,179,733      33,848,617
----------------------------------------------------  -------------------  ------------  -------------  --------------
LIABILITIES:

----------------------------------------------------
Income distribution payable                                    106,481           36,405            --              --
----------------------------------------------------
Payable for investments purchased                                   --               --            --         364,645
----------------------------------------------------
Payable for shares redeemed                                      2,415               --        27,675              24
----------------------------------------------------
Accrued expenses                                                20,560           11,517        61,751          43,432
----------------------------------------------------  -------------------  ------------  -------------  --------------
    Total liabilities                                          129,456           47,922        89,426         408,101
----------------------------------------------------  -------------------  ------------  -------------  --------------
NET ASSETS                                               $  44,485,041     $ 35,479,785   $114,090,307   $ 33,440,516
----------------------------------------------------  -------------------  ------------  -------------  --------------
NET ASSETS CONSISTS OF:

----------------------------------------------------
Paid in capital                                          $  45,788,073     $ 35,451,690   $91,796,916    $ 32,509,935
----------------------------------------------------
Net unrealized appreciation (depreciation) of

investments                                                   (305,401)         195,725     3,553,973         325,724
----------------------------------------------------
Accumulated net realized gain (loss) on investments         (1,021,945)        (170,270)   18,630,024         604,857
----------------------------------------------------
Accumulated undistributed net investment income                 24,314            2,640       109,394              --
----------------------------------------------------  -------------------  ------------  -------------  --------------
TOTAL NET ASSETS                                         $  44,485,041     $ 35,479,785   $114,090,307   $ 33,440,516
----------------------------------------------------  -------------------  ------------  -------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:

----------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE                $9.28           $10.08        $15.11          $11.26
----------------------------------------------------  -------------------  ------------  -------------  --------------
Offering Price Per Share*                                        $9.72   **       $10.55**       $15.99 ***        $11.92 ***
----------------------------------------------------  -------------------  ------------  -------------  --------------
SHARES OUTSTANDING:                                          4,791,270        3,518,501     7,548,395       2,970,646
----------------------------------------------------  -------------------  ------------  -------------  --------------
Investments, at identified cost                       $     43,989,660     $ 34,516,191  $108,656,591   $  33,096,872
----------------------------------------------------  -------------------  ------------  -------------  --------------
Investments, at tax cost                              $     43,989,660     $ 34,516,191  $108,692,078   $  33,105,960
----------------------------------------------------  -------------------  ------------  -------------  --------------

 * See "What Shares Cost" in the Prospectus.

 ** Computation of offering price per share 100/95.5 of net asset value.

*** Computation of offering price per share 100/94.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
STATEMENTS OF OPERATIONS

YEAR ENDED APRIL 30, 1997

--------------------------------------------------------------------------------



                                                           U.S. GOVERNMENT      NEW YORK     GROWTH AND       CAPITAL
                                                             SECURITIES         TAX-FREE       INCOME       APPRECIATION

                                                                FUND              FUND          FUND           FUND*

INVESTMENT INCOME:

-------------------------------------------------------
Dividends                                                   $          --     $         --   $ 1,567,456    $     99,219
-------------------------------------------------------
Interest                                                        2,712,917        1,926,225       175,882          71,431
-------------------------------------------------------  -------------------  ------------  -------------  --------------
    Total investment income                                     2,712,917        1,926,225     1,743,338         170,650
-------------------------------------------------------
EXPENSES:

-------------------------------------------------------
Investment advisory fee                                           258,550          234,511       606,729         137,485
-------------------------------------------------------
Administrative personnel and services fee                          50,000           50,000        90,371          41,371
-------------------------------------------------------
Custodian fees                                                     25,140           20,440        32,163          22,026
-------------------------------------------------------
Transfer and dividend disbursing agent fees and

expenses                                                           49,868           57,183       110,288          25,278
-------------------------------------------------------
Directors' fees                                                     2,449            5,148         4,638             475
-------------------------------------------------------
Auditing fees                                                      11,719           12,324        14,370              --
-------------------------------------------------------
Legal fees                                                          5,281            4,853         8,338           5,446
-------------------------------------------------------
Portfolio accounting fees                                          34,210           43,804        41,767          35,150
-------------------------------------------------------
Capital stock registration costs                                   15,275           14,136        33,288          17,183
-------------------------------------------------------
Printing and postage                                               17,385            8,798        24,474           5,936
-------------------------------------------------------
Taxes                                                                  --              316            --             444
-------------------------------------------------------
Insurance premiums                                                  2,384            2,958         5,059           2,590
-------------------------------------------------------
Miscellaneous                                                      11,596           12,467        16,737           3,037
-------------------------------------------------------  -------------------  ------------  -------------  --------------
    TOTAL EXPENSES                                                483,857          466,938       988,222         296,421
-------------------------------------------------------  -------------------  ------------  -------------  --------------
WAIVERS AND REIMBURSEMENTS--

-------------------------------------------------------
Waiver of investment advisory fee                                 (61,752)        (115,657)           --         (63,215)
-------------------------------------------------------
Waiver of administrative personnel and services fees              (11,168)         (14,660)           --         (24,932)
-------------------------------------------------------
Reimbursement of other operating expenses by Adviser                   --               --            --         (67,000)
-------------------------------------------------------  -------------------  ------------  -------------  --------------
    TOTAL WAIVERS AND REIMBURSEMENTS                              (72,920)        (130,317)           --        (155,147)
-------------------------------------------------------  -------------------  ------------  -------------  --------------
      NET EXPENSES                                                410,937          336,621       988,222         141,274
-------------------------------------------------------  -------------------  ------------  -------------  --------------
           NET INVESTMENT INCOME                            $   2,301,980     $  1,589,604   $   755,116    $     29,376
-------------------------------------------------------  -------------------  ------------  -------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

-------------------------------------------------------
Net realized gain (loss) on investments                          (710,450)         222,949    20,391,748         772,135
-------------------------------------------------------
Net change in unrealized appreciation (depreciation) of

investments                                                       508,343          323,016    (7,859,091)        325,724
-------------------------------------------------------  -------------------  ------------  -------------  --------------
    Net realized and unrealized gain (loss) on

    investments                                                  (202,107)         545,965    12,532,657       1,097,859
-------------------------------------------------------  -------------------  ------------  -------------  --------------
         Change in net assets resulting from operations     $   2,099,873     $  2,135,569   $13,287,773    $  1,127,235
-------------------------------------------------------  -------------------  ------------  -------------  --------------

* For the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                   U.S. GOVERNMENT             NEW YORK               GROWTH AND           CAPITAL
                                      SECURITIES               TAX-FREE                 INCOME           APPRECIATION

                                         FUND                    FUND                    FUND                FUND

                                      YEAR ENDED              YEAR ENDED              YEAR ENDED         PERIOD ENDED
                                      APRIL 30,               APRIL 30,                APRIL 30,          APRIL 30,


                                   1997        1996        1997        1996        1997         1996        1997*
INCREASE (DECREASE) IN NET
ASSETS

------------------------------
OPERATIONS--

  Net investment income         $2,301,980  $1,755,128  $1,589,604  $1,376,221  $   755,116  $  555,866   $   29,376
------------------------------
  Net realized gain (loss) in

  investments                     (710,450)    354,242     222,949     143,963   20,391,748   3,963,102      772,135
------------------------------
  Net change in unrealized
  appreciation (depreciation)

  of investments                   508,343     238,052     323,016     445,203   (7,859,091)  8,253,407      325,724
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
    Change in net assets

    resulting from operations    2,099,873   2,347,422   2,135,569   1,965,387   13,287,773  12,772,375    1,127,235
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
DISTRIBUTIONS TO

SHAREHOLDERS--

------------------------------
  Distributions from net

  investment income             (2,302,079) (1,755,128) (1,586,964) (1,379,433)    (732,162)   (473,581)     (29,376)
------------------------------
  Distributions in excess of

  net investment income                 --          --          --          --           --          --      (41,266)**
------------------------------
  Distributions from net

  realized gains                        --          --          --          --   (3,306,559)         --     (126,012)
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
    Change in net assets
    resulting from
    distributions to

    shareholders                (2,302,079) (1,755,128) (1,586,964) (1,379,433)  (4,038,721)   (473,581)    (196,654)
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
SHARE TRANSACTIONS--

------------------------------
  Proceeds from sales of

  shares                        15,979,092   7,520,520   8,656,290  10,446,768   53,236,024  17,414,577   32,772,622
------------------------------
  Net asset value of shares
  issued to shareholders in
  payment of distributions

  declared                       1,169,547     926,773   1,194,289   1,072,509    2,340,952     243,366      192,580
------------------------------
  Cost of shares redeemed       (6,753,091) (4,321,294) (7,540,206) (6,830,896) (15,854,389) (4,195,783)    (455,267)
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
    Change in net assets
    resulting from share

    transactions                10,395,548   4,125,999   2,310,373   4,688,381   39,722,587  13,462,160   32,509,935
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
      Change in net assets      10,193,342   4,718,293   2,858,978   5,274,335   48,971,639  25,760,954   33,440,516
------------------------------
NET ASSETS:

------------------------------
  Beginning of period           34,291,699  29,573,406  32,620,807  27,346,472   65,118,668  39,357,714           --
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
  End of period                 $44,485,041 $34,291,699 $35,479,785 $32,620,807 $114,090,307 $65,118,668  $33,440,516
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
  Undistributed net investment
  income included in net

  assets at end of period       $   24,314  $   24,413  $    2,640          --  $   109,394  $   86,505           --
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------
  Net gain (loss) as computed

  for federal tax purposes      $ (662,897) $       --  $  222,949  $   (3,553) $20,210,516  $1,761,551   $  781,236
------------------------------  ----------  ----------  ----------  ----------  -----------  ----------  ------------

 * For the period from July 3, 1996 (date of inital public investment) to April 30, 1997.

** Distributions are in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

VISION EQUITY AND INCOME FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997

--------------------------------------------------------------------------------



(1) ORGANIZATION

Vision Group of Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of seven portfolios (individually referred to as the "Fund", or collectively as the "Funds"). The following Funds are presented herein:


                     PORTFOLIO NAME                                         INVESTMENT OBJECTIVE


Vision U.S. Government Securities Fund ("U.S. Government   Current income by investing primarily in securities
Securities Fund")(d)                                       that are guaranteed as to payment of principal and

                                                           interest by the U.S. Government, its agencies or
                                                           instrumentalities. Capital appreciation is a secondary
                                                           investment consideration.

Vision New York Tax-Free Fund ("New York Tax-Free Current income which is exempt from federal regular Fund")(n) income tax and the personal income taxes imposed by the State
                                                           of New York
                                                           and New
                                                           York
                                                           Municipalities
                                                           and is
                                                           consistent
                                                           with
                                                           preservation
                                                           of capital.

Vision Growth and Income Fund ("Growth and Income Long-term growth of capital and income. Fund")(d) Vision Capital Appreciation Fund
("Capital Appreciation Long-term capital appreciation by investing in a Fund")(d) diversified portfolio consisting primarily of common stocks that the adviser believes offer opportunity for
                                                           growth of capital.


(d) Diversified

(n) Non-diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity,

VISION EQUITY AND INCOME FUNDS

--------------------------------------------------------------------------------

     type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for short-term capital gain distributions. The following reclassification has been made to the financial statements.


                          INCREASE (DECREASE)

                                              ACCUMULATED NET          UNDISTRIBUTED NET

               FUND NAME                   REALIZED GAIN (LOSS)        INVESTMENT INCOME
     Growth and Income Fund                     $        65                $     (65)
     Capital Appreciation Fund                      (41,266)                  41,266


     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     At April 30, 1997 the following funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

VISION EQUITY AND INCOME FUNDS

--------------------------------------------------------------------------------


                                                  CAPITAL LOSS         CAPITAL LOSS        TOTAL CAPITAL
                                                 CARRYFORWARD TO      CARRYFORWARD TO          LOSS

                    FUND                         EXPIRE IN 2003       EXPIRE IN 2004       CARRYFORWARDS
     U.S. Government Securities Fund               $   311,493          $   662,897         $   974,390
     New York Tax-Free Fund                            166,717                3,555             170,272

     Net realized capital losses on U.S. Government Securities Fund of $47,552 attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year (May 1, 1997).

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Funds with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from the Funds' commencement date.

     OPTION CONTRACTS WRITTEN--The Funds may purchase put options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which the Funds hold against fluctuations in value. The Funds may also write put and call options on all or any portion of their portfolio securities to generate income for the Funds. The Funds will write put and call options on securities either held in their portfolios or for which the Funds have the right to obtain without payment of future consideration or for which they have segregated cash in the amount of any additional consideration. The Funds may also purchase call options on securities to protect against price movements in particular securities which the Funds intend to purchase. A written option obligates the Funds to deliver (a call) or to receive (a put), the contract amount upon exercise by the holder of the option. By writing call options, the Funds may forego potential gains on the underlying security. By writing a put option, the Funds risk becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended April 30, 1997, U.S. Government Securities Fund, New York Tax-Free Fund, Growth and Income Fund and Capital Appreciation Fund realized gains(losses) on option contracts of $0, $0, $(69,348), and $0, respectively.

     The following is a summary of Growth and Income Fund's written option activity:


                                               NUMBER OF
                                               CONTRACTS       PROCEEDS

     Outstanding at May 1, 1996                        0       $       0
     Contracts opened                                240       $ 318,852
     Contracts expired                                 0       $       0
     Contracts exercised                             240       $ 388,200
     Contracts closed                                  0       $       0
     Outstanding at April 30, 1997                     0       $       0

VISION EQUITY AND INCOME FUNDS

--------------------------------------------------------------------------------


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds' or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at April 30, 1997 is as follows:


                      NEW YORK TAX-FREE FUND

                                                                      ACQUISITION     ACQUISITION

     SECURITY                                                            DATES            COST
     Puerto Rico Industrial, Medical & Environment PCA                   1/24/1997    $  1,294,045

     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At April 30, 1997, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to each Fund. Transactions in capital stock were as follows:


                                                                         NEW YORK

                                               U.S. GOVERNMENT           TAX-FREE
                                               SECURITIES FUND             FUND

                                                 YEAR ENDED             YEAR ENDED

                                                  APRIL 30,              APRIL 30,


                                               1997       1996       1997        1996
Shares sold                                  1,710,458    788,355    858,336   1,040,591

------------------------------------------
Shares issued to shareholders in payment

of distributions declared                      125,662     97,196    118,381     106,562
------------------------------------------
Shares redeemed                               (727,517)  (455,199)  (751,725)   (681,796)
------------------------------------------  ----------  ---------  ---------  ----------
Net change resulting from share

transactions                                 1,108,603    430,352    224,992     465,357
------------------------------------------  ----------  ---------  ---------  ----------

VISION EQUITY AND INCOME FUNDS

--------------------------------------------------------------------------------

                                                   GROWTH AND                CAPITAL
                                                   INCOME FUND          APPRECIATION FUND

                                                   YEAR ENDED              PERIOD ENDED

                                                    APRIL 30,               APRIL 30,


                                                1997         1996            1997 (A)
Shares sold                                    3,564,637   1,412,452          2,993,059
-------------------------------------------
Shares issued to shareholders in payment of

  distributions declared                         154,932      19,938             17,066
-------------------------------------------
Shares redeemed                               (1,050,710)   (353,723)           (39,479)
-------------------------------------------  -----------  ----------       ------------
Net change resulting from share

  transactions                                 2,668,859   1,078,667          2,970,646
-------------------------------------------  -----------  ----------       ------------

(a) For the period from July 3, 1996 (date of initial public investment) to April 30, 1997.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Manufacturers and Traders Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee or reimburse other operating expenses. The Adviser can modify or terminate this voluntary waiver or reimbursement at any time at its sole discretion.


                                             ANNUAL

                  FUND                        RATE
U.S. Government Securities Fund                  0.70%
New York Tax-Free Fund                           0.70%
Growth and Income Fund                           0.70%
Capital Appreciation Fund                        0.85%

With respect to Growth and Income Fund, the Adviser had entered into a sub-advisory contract with Harbor Capital Management Company, Inc. (the "Sub-Adviser"), which terminated December 31, 1996. The Adviser had agreed to pay Sub-Adviser up to 0.50% of the Fund's average daily net assets up to $100 million and 0.40% of such assets in excess thereof.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Corporation for the period. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION FEE--The Corporation has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to reimburse FSC. The Funds did not pay or accrue Distribution Fees during the fiscal year ended April 30, 1997.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Manufacturers and Traders Trust Company, the Funds can pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Funds for the period. The fee paid to Manufacturers and Traders

VISION EQUITY AND INCOME FUNDS

--------------------------------------------------------------------------------

Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts. The Funds did not pay or accrue
Shareholder Services Fees during the fiscal year ended April 30, 1997.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended April 30, 1997, the following amounts were paid pursuant to this agreement:


                                                                          AMOUNT REIMBURSED TO FAS

                                                 EXPENSES OF                 FOR THE YEAR ENDED
                                             ORGANIZING THE FUND               APRIL 30, 1997

U.S. Government Securities Fund                   $  21,313                       $   6,031
New York Tax-Free Fund                            $  27,242                       $   7,776
Growth and Income Fund                            $  18,626                       $   5,447
Capital Appreciation Fund                         $  19,915                       $   1,413

GENERAL--Certain of the Officers of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1997, were as follows:


                  FUND                      PURCHASES         SALES
U.S. Government Securities Fund           $   54,238,040  $   44,003,537
New York Tax-Free Fund                    $   28,421,617  $   26,177,280
Growth and Income Fund                    $  146,120,008  $  112,586,894
Capital Appreciation Fund                 $   37,260,626  $    7,810,433

(6) CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 1997, 20.9% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 8.4% of total investments.

(7) SUBSEQUENT EVENT

Effective May 1, 1997, State Street Bank and Trust Company ("SSB") was succeeded by FServ as portfolio accountant to the Funds. FServ will maintain the Funds' accounting records for which it will receive a fee. The fee will be based on the level of the Funds' average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the period ended April 30, 1997 were paid to SSB.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------



To the Board of Directors and Shareholders of VISION GROUP OF FUNDS,
INC.:

We have audited the accompanying statement of assets and liabilities of Vision U.S. Government Securities Fund, Vision New York Tax Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund (four of the portfolios of Vision Group of Funds, Inc.), including the portfolios of investments, as of April 30, 1997, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the periods presented and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Vision Group of Funds, Inc., as identified above, at April 30, 1997, the results of their operations for the year or period then ended, the changes in their net assets for each of the periods presented, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

June 19, 1997

                                   ADDRESSES

                          Vision Group of Funds, Inc.
                                 P.O. Box 4556

                          Buffalo, New York 14240-4556
                         (800) 836-2211  (716) 842-4488

                                  DISTRIBUTOR
                           Federated Securities Corp.
                           Federated Investors Tower

                      Pittsburgh, Pennsylvania 15222-3779

                               INVESTMENT ADVISER

                    Manufacturers and Traders Trust Company
                                 One M&T Plaza

                            Buffalo, New York 14203

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                 P.O. Box 8609

                        Boston, Massachusetts 02266-8609

                                 ADMINISTRATOR

                       Federated Administrative Services
                           Federated Investors Tower

                      Pittsburgh, Pennsylvania 15222-3779

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

                     Federated Shareholder Services Company
                                 P.O. Box 8609

                        Boston, Massachusetts 02266-8609

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                               One Oxford Centre

                         Pittsburgh, Pennsylvania 15219

                                     Vision
                                U.S. Government
                                Securities Fund

                 ---------------------------------------------

                                     Vision
                               New York Tax-Free

                                      Fund

                 ---------------------------------------------

                                     Vision
                               Growth and Income

                                      Fund

                 ---------------------------------------------

                                     Vision
                              Capital Appreciation

                                      Fund

                 ---------------------------------------------

                                Prospectus dated
                                 June 30, 1997

                               [LOGO OF VISION]

                                         MANUFACTURERS AND TRADERS
                                         TRUST COMPANY

                                         ---------------------------------------
                                         Investment Adviser
                                         A subsidiary of First Empire State
                                         Corporation

[LOGO OF FEDERATED INVESTORS]

Federated Securities Corp., Distributor

       92830F406
       92830F505
       92830F604
       92830F703

                                         TRG00157-01 (6/97)

       G00157-01 (6/97)

                VISION U.S. GOVERNMENT SECURITIES FUND

                     VISION NEW YORK TAX-FREE FUND

                     VISION GROWTH AND INCOME FUND

                   VISION CAPITAL APPRECIATION FUND

              (PORTFOLIOS OF VISION GROUP OF FUNDS, INC.)

                  STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information relates to the prospectus of four portfolios of the Vision Group of Funds, Inc., referred to as the Vision U.S. Government Securities Fund, Vision New York Tax-Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund (collectively, the "Funds" or individually, a "Fund") dated June 30, 1997.

      This Statement of Additional Information is not a prospectus itself, but should be read in conjunction with the Funds' current prospectus dated June 30, 1997. This Statement of Additional Information is incorporated into the Funds' prospectus by reference. To receive a copy of the prospectus for the Funds, or a paper copy of this Statement of Additional Information, if you have received it electronically, write to Vision Group of Funds, Inc., P.O. Box 4556, Buffalo, NY 14240-4556, or call (800) 836-2211 or (716) 842-4488. Please retain this Statement of Additional Information for future reference.

      FEDERATED INVESTORS TOWER
      PITTSBURGH, PENNSYLVANIA 15222-3779

        Statement of Additional Information dated June 30, 1997

      MANUFACTURERS AND TRADERS

      TRUST COMPANY

      Investment Adviser

      A subsidiary of First Empire State Corporation

      Federated Securities Corp. is distributor for the Funds.

TABLE OF CONTENTS


                                   I

GENERAL INFORMATION ABOUT THE FUNDS                       1

INVESTMENT OBJECTIVES AND POLICIES                        1
   Types of Acceptable Investments and Techniques         1
   Municipal Security Issues                              1
   Illiquid and Restricted Securities                     3
   Corporate Debt Securities                              4
   Ratings                                                4
   Zero Coupon Bonds                                      4
   Mortgage-Related Securities                            4
   Lending of Portfolio Securities                        5
   Insurance on Municipal Securities                      5
   Futures and Options Transactions                       7
   Securities of Foreign Issuers                         10
   Short Sales                                           10
   Warrants                                              10
   Duration                                              10
   Temporary Investments                                 11
   Money Market Instruments                              11
   When-Issued And Delayed Delivery
     Transactions                                        11
   Repurchase Agreements                                 11
   Reverse Repurchase Agreements                         11
   Portfolio Turnover                                    12

INVESTMENT LIMITATIONS                                   12
   New York Investment Risks                             14

VISION GROUP OF FUNDS, INC. MANAGEMENT                   15
   Fund Ownership                                        16
   Directors' Compensation                               17
   Director Liability                                    17

INVESTMENT ADVISORY SERVICES                             17
   Adviser to the Funds                                  17
   Advisory Fees                                         18



OTHER SERVICES                                           18
   Administrative Services                               18
   Custodian and Portfolio Accountant                    18
   Transfer Agent and Dividend Disbursing
     Agent                                               18
   Independent Auditors                                  18

BROKERAGE TRANSACTIONS                                   18

DESCRIPTION OF FUND SHARES                               19

HOW TO BUY SHARES                                        20
   Conversion to Federal Funds                           20

DETERMINING MARKET VALUE OF SECURITIES                   20

REDEEMING FUND SHARES                                    20
   Redemption in Kind                                    21
   Exchanging Securities For Fund Shares                 21

DETERMINING NET ASSET VALUE                              21

BANKING LAWS                                             21

TAX STATUS                                               22
   The Funds' Tax Status                                 22
   Shareholders' Tax Status                              22

TOTAL RETURN                                             22

YIELD                                                    23

TAX-EQUIVALENT YIELD                                     23
   Tax-Equivalency Table                                 23

PERFORMANCE COMPARISONS                                  25
   Economic and Market Information                       27

APPENDIX                                                 28

GENERAL INFORMATION ABOUT THE FUNDS

The Funds are portfolios in the Vision Group of Funds, Inc. (the "Corporation"). The Corporation was established as a Maryland Corporation under Articles of Incorporation dated February 23, 1988.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds cannot be changed without approval of its shareholders.

The investment objective of Vision U.S. Government Securities Fund (the "Government Fund") is to provide current income. Capital appreciation is a secondary investment consideration of the Government Fund. Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities, and short-term capital gains.

The investment objective of Vision New York Tax-Free Fund (the "Tax-Free Fund") is to provide current income which is exempt from federal income tax and personal income taxes imposed by the state of New York and New York municipalities and is consistent with the preservation of capital.

The investment objective of Vision Growth and Income Fund (the "Growth and Income Fund") is to provide long-term growth of capital and income.

The investment objective of Vision Capital Appreciation Fund (the
"Capital Appreciation Fund") is to provide long-term capital appreciation.

TYPES OF ACCEPTABLE INVESTMENTS AND TECHNIQUES

MUNICIPAL SECURITY ISSUES

As described in the prospectus, the Government Fund and the Tax-Free Fund may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Additionally, industrial development bonds, another type of municipal security, are issued by or on behalf of public authorities to finance various privately-operated facilities. The Tax-Free Fund may purchase industrial development bonds if the interest paid thereon is exempt from federal income tax.

There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), and Standard & Poor's Ratings Group ("S&P") described in the prospectus and the Appendix to this Statement of Additional Information represent their opinions as the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Manufacturers and Traders Trust Company ("M&T Bank"), the investment adviser to the Funds, will consider such an event in determining whether the Funds should continue to hold the obligations.

The payment of principal and interest on most municipal securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of this Statement of Additional Information and the Government and the Tax-Free Fund's prospectus, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the nongovernmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee, insurance policy or other credit facility, the bank or other institution (or governmental agency) providing the guarantee, insurance or credit facility may also be considered to be an "issuer" in connection with the guarantee, insurance or facility.

Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments (taxable with respect to the Government Fund), such as municipal bonds and industrial development bonds.

Examples of municipal securities which the Government Fund and the Tax-Free Fund (limited to New York municipal securities) may purchase include:

         o governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality. Government lease certificates purchased by the Funds will not contain nonappropriation clauses;

         o  municipal notes and tax-exempt commercial paper;

         o  serial bonds sold with a series of maturity dates;

         o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes;

         o bond anticipation notes sold in anticipation of the issuance of long-term bonds;

         o revenue anticipation notes sold in expectation of receipt of federal income available under the Federal Revenue
            Sharing Program;

         o pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and

         o  general obligation bonds.

      VARIABLE-RATE MUNICIPAL SECURITIES

         The Tax-Free Fund may purchase variable-rate municipal securities. Variable-interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable-rate municipal securities than for fixed-income obligations. Many municipal securities with variable-interest rates purchased by the Tax-Free Fund are subject to repayment of principal (usually within seven days) on the Tax-Free Fund's demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

      PARTICIPATION INTERESTS

         The Tax-Free Fund may purchase municipal securities in the form of participation interests. The financial institutions from which the Tax-Free Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Tax-Free Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

      MUNICIPAL LEASES

         The Tax-Free Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

         When determining whether municipal leases purchased by the Tax-Free Fund will be classified as a liquid or an illiquid security, the Board of Directors ("Directors") has directed the Tax-Free Fund's adviser to consider certain factors such as: the frequency of trades and quotes for the security; the volatility of quotations and trade prices for the security; the number of dealers willing to purchase or sell the security and the number of potential purchasers; dealer undertaking to make a market in the security; the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); the rating of the security and the financial condition and prospects of the issuer of the security; whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and such other factors as may be relevant to the Tax-Free Fund's ability to dispose of the security.

ILLIQUID AND RESTRICTED SECURITIES

Each of the Funds may invest in illiquid and restricted securities. The ability of the Directors to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Corporation's Board.

Under the criteria currently established by the Directors, the Funds' investment adviser must consider the following factors in determining the liquidity of restricted securities and, with respect to the Tax-Free Fund, municipal lease securities; (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; and (7) such other factors as may be relevant to a Fund's ability to dispose of the security. In the case of a municipal lease security, the Tax-Free Fund's adviser must also consider the following additional factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength; (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that
Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds intend to not subject such paper to the limitation applicable to restricted securities.

CORPORATE DEBT SECURITIES

Each of the Funds may invest in corporate debt securities. Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.

RATINGS

The corporate debt obligations in which the Government Fund may invest will be rated at the time of purchase in the top three rating categories of a nationally recognized statistical rating organization and top four categories (investment grade) for the other Funds, or if unrated, of comparable quality as determined by the Fund's adviser. If any security purchased by a Fund is subsequently downgraded, securities will be evaluated on a case by case basis by the Fund's adviser. The Fund's adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The lowest category of investment grade securities (e.g., Baa or BBB) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest payments on such obligations than higher rated obligations. A description of the rating categories is contained in this Statement of Additional Information. (See "Appendix").

ZERO COUPON BONDS

The Government Fund, Tax-Free Fund, and Growth and Income Fund may invest in zero coupon bonds, which are debt securities issued at a discount to their face amount that do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon bonds accretes at a stated yield until the security reaches its face amount at maturity. Generally, the prices of zero coupon bonds may be more sensitive to market interest rate fluctuations than conventional debt securities.

Federal income tax law requires the holder of a zero coupon bond to recognize income from the security prior to the receipt of cash payments. To maintain their qualification as regulated investment companies and avoid liability of federal income taxes, the Funds will be required to distribute income accrued from zero coupon bonds which each Fund owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities which the Government Fund and Growth and Income Fund may purchase generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related pools highly liquid.

      RESETS OF INTEREST

         The interest rates paid on the ARMS, CMOs, and REMICs in which the Government Fund and Growth and Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

         To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Government Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

      CAPS AND FLOORS

         The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Government Fund and Growth and Income Fund invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

         The value of mortgage securities in which the Government Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Government Fund and Growth and Income Fund invest to be shorter than the maturities stated in the underlying mortgages.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INSURANCE ON MUNICIPAL SECURITIES

The Tax-Free Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), and Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated Aaa by Moody's or AAA by S&P. Each Policy guarantees the timely payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Tax-Free Fund that such non-payment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policies reduce the yield to shareholders.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Tax-Free Fund to refuse to insure any additional municipal securities purchased by the Tax-Free Fund after the effective date of such notice. The Board of Directors will reserve the right to terminate any of the Policies if it determines that the benefits to the Tax-Free Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Directors reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S & P or Aaa by Moody's.

Under the Policies, municipal bond insurers unconditionally guarantee to the Tax-Free Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Tax-Free Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Tax-Free Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the issuer of such "when-issued" municipal security. In determining whether to insure municipal securities held by the Tax-Free Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of the Tax-Free Fund.

If a Policy terminates as to municipal securities sold by the Tax-Free Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Tax-Free Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Tax-Free Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "Baa" by Moody's or "BBB" by S&P) that are not in default. To the extent that the Tax-Free Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Tax-Free Fund will not place any value on the insurance in valuing the municipal securities that it holds.

      MUNICIPAL BOND INVESTORS ASSURANCE CORP.

     Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc. MBIA insures municipal bonds. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4545.

     As of June 30, 1997, S&P has rated the claims-paying ability of MBIA "AAA."

      AMBAC INDEMNITY CORPORATION.

         AMBAC Indemnity Corporation ("AMBAC") is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. AMBAC provides financial guarantee insurance, investment and financial products and health care information services. The Company provides services to both public and private customers throughout the United States. The address of AMBAC's administrative offices is One State Street Plaza, New York, New York 10004, and its telephone number is (212) 668-0340. As of June 30, 1997, S&P has rated the claims-paying ability of AMBAC "AAA."

      FINANCIAL GUARANTY INSURANCE COMPANY.

         Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. Financial Guaranty insures municipal bonds and certain non-municipal structured debt obligations. The address of Financial Guaranty is 175 Water St., New York, New York 10038-4972, and its telephone number is (800) 352-0001. As of June 30, 1997, S&P has rated the claims-paying ability of Financial Guaranty "AAA."

FUTURES AND OPTIONS TRANSACTIONS

As a means of reducing fluctuations in the net asset value of shares of the Funds, each of the Funds may attempt to hedge all or a portion of its portfolios by buying and selling futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

Each Fund will maintain its position in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position of futures transactions may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. Each Fund currently does not intend to invest more than 5% of its total assets in options transactions.

      FUTURES CONTRACTS

         The Funds may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Funds will not engage in futures transactions for speculative purposes. A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

         For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

      "MARGIN" IN FUTURES TRANSACTIONS

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

         Each Fund will comply with the following restrictions when purchasing and selling futures contracts. To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid status as a "commodity pool operator," each Fund will not enter into a futures contract for other than bona fide hedging purposes, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of a Fund's net assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, since a Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because each Fund will submit to the CFTC special calls for information, none of the Funds will register as a commodities pool operator.

      PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may purchase listed put options on financial futures contracts. The Growth and Income Fund and Capital Appreciation Fund may also purchase listed put options on stock index futures contracts. The Funds would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates or changes in stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Funds will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Funds upon the sale of the second option will be large enough to offset both the premium paid by the Funds for the original option plus the decrease in value of the hedged securities.

         Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

      CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

         In addition to purchasing put options on futures, each Fund may write listed call options on financial futures contracts (and stock index futures contracts for the Growth and Income Fund and Capital Appreciation Fund) to hedge its portfolio against an increase in market interest rates or changes in stock market conditions. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by one of the Funds, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

         A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

      PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

         The Funds may purchase put options on portfolio securities to protect against price movements in particular securities in their portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Funds may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.

      WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

         A Fund may also write covered call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. Covered call options generally do not present investment risks different from those associated with a security purchase. For example, a security may be sold before it reaches its maximum potential value, or it may be retained even though its current market price has dropped below its purchase price. Similarly, a covered call option presents these risks. For example, when the option purchaser acquires the security at the predetermined exercise price, a Fund could be giving up any capital appreciation above the exercise price that is not offset by the option premium paid by the option purchaser to a Fund. Conversely, if the underlying security decreases in price and the option purchaser decides not to carry out the transaction, a Fund keeps the premium and a Fund can sell the security or hold onto it for future price appreciation. A Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. Writing of call options by a Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

      OVER-THE-COUNTER OPTIONS

         The Funds may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyer or writers of the options for those options on portfolio securities held by the Funds and not traded on an exchange.

      STOCK INDEX OPTIONS

         The Growth and Income Fund and Capital Appreciation Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stock included in the index.

         The effectiveness of purchasing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options of an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Growth and Income Fund and Capital Appreciation Fund of options on stock indices will be subject to the ability of M&T Bank to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

      RISKS

         When the Funds use futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as price movements. In these events, the Fund may lose money on the futures contract or option.

         It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on a Fund's ability to effectively hedge its portfolio.

         To minimize risks, each Fund may not purchase or sell futures contracts or related options, for other than bona fide hedging purposes, if immediately thereafter the sum the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's net assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

SECURITIES OF FOREIGN ISSUERS

The Growth and Income Fund and Capital Appreciation Fund may invest in securities of foreign issuers. Securities of foreign issuers may include debt obligations of supranational entities, which include international organizations designed or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (World Bank), European Investment Bank and InterAmerican Development Bank.

Securities of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, investments in foreign issuers may include additional risks associated with less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on securities of foreign issuers. As a matter of practice, the Growth and Income Fund and Capital Appreciation Fund will not invest in the securities of a foreign issuer if any risk appears to either Fund's investment adviser to be substantial.

SHORT SALES

The Funds may sell securities short from time to time, subject to certain restrictions. A short sale occurs when a security which a Fund does not own is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When a Fund enters into a short sale, assets that are equal to the market price of the securities sold short or any lesser price at which a Fund can obtain such securities, are segregated on a Fund's records and maintained until a Fund meets its obligations under the short sale.

No Fund will sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other liquid assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Funds will retain the securities, rights, or segregated assets.

WARRANTS

The Growth and Income Fund and Capital Appreciation Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

DURATION

Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.

Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum the present values of the cash flows. When a Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request.

TEMPORARY INVESTMENTS

As stated in the prospectus, the Tax-Free Fund may invest a portion of its assets on a temporary basis for temporary purposes in short-term taxable money market instruments ("Temporary Investments"). Temporary Investments in which the Tax-Free Fund may invest include instruments within the listed classes. Although the Tax-Free Fund has retained the flexibility of investing up to 20% of its total assets in these Temporary Investments during non-defensive periods (and greater amounts during temporary defensive periods), the Tax-Free Fund anticipates that it would not invest more than 5% of its net assets in any one of the classes of temporary investments.

MONEY MARKET INSTRUMENTS

The Funds may invest in money market instruments such as:

         o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured;

         o commercial paper rated, at the time of purchase, not less than A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch, or if not rated are determined to be of comparable quality by the Funds' investment adviser (see Appendix for a description of the basis of those ratings);

         o time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF"), or institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by, and other time deposits in, foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or are withdrawable upon notice not exceeding ninety days; and

         o  bankers' acceptances.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Funds sufficient to make payment for the securities to be purchased are segregated on the Funds' records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of the Funds' assets.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by a Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Directors.

REVERSE REPURCHASE AGREEMENTS

The Funds may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Funds to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Funds will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective. Securities in its portfolio will be sold whenever a Fund's investment adviser believes it is appropriate to do so in light of a Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended April 30, 1997 and 1996, the Government Fund's, Tax-Free Fund's, and Growth and Income Fund's portfolio turnover rates were 122% and 132%; 79% and 113%; and 134% and 77%, respectively.For the period from July 3, 1996 (date of initial public investment) to April 30, 1997, the portfolio turnover rate of the Capital Appreciation Fund was 41%.

The Growth and Income Fund's higher rate of portfolio turnover during the last fiscal year is the direct result of the repositioning of the portfolio in companies with better future growth prospects. It is anticipated that the current turnover rate will moderate.

INVESTMENT LIMITATIONS

      SELLING SHORT AND BUYING ON MARGIN

         The Funds will not sell any securities short nor purchase any securities on margin, except as described below and other than in connection with buying financial futures contracts, put options on financial futures, put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities.

         The deposit or payment by the Funds of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

         No Fund will sell securities short unless the Fund (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the respective Fund's net assets. While in a short position, each Fund will retain the securities, rights, or segregated assets.

         Each Fund may purchase and dispose of U.S. government securities and CMOs before they are issued and may also purchase and dispose of them on a delayed delivery basis.

      ISSUING SENIOR SECURITIES AND BORROWING MONEY

         The Funds will not issue senior securities except that the Funds may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of their net assets, including the amounts borrowed. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Funds will not purchase any securities while borrowings (including reverse repurchase agreements) in excess of 5% of their respective total assets are outstanding.

      PLEDGING ASSETS

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Funds may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

      UNDERWRITING

         The Funds will not underwrite any issue of securities except as they may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies, and limitations.

      INVESTING IN REAL ESTATE

         The Funds will not purchase or sell real estate including limited partnership interests although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

      LENDING CASH OR SECURITIES

         The Funds will not lend any of their assets except portfolio securities, the market value of which does not exceed one-third of the value of the Funds' respective total assets. This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Funds' respective investment objectives, policies, and limitations.

      INVESTING IN COMMODITIES

         The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Funds may purchase and sell futures contracts and related options.

      CONCENTRATION OF INVESTMENTS

         The Funds will not invest 25% or more of the value of their total assets in any one industry, except that the Government Fund, Growth and Income Fund, and Capital Appreciation Fund, and, for temporary defensive purposes, the Tax-Free Fund, may invest 25% or more of the value of its total assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities.

         In addition, the Tax-Free Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions.

      DIVERSIFICATION OF INVESTMENTS

         With respect to securities comprising 75% of the value of its total assets, the Funds (other than the Tax-Free Fund) will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

      INVESTING IN EXEMPT-INTEREST OBLIGATIONS

         The Tax-Free Fund will not invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods. AMT obligations are not counted as securities the interest on which is exempt from federal income tax.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      INVESTING IN ILLIQUID SECURITIES

         The Funds will not invest more than 15% of their respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Directors to be liquid, and non-negotiable time deposits with maturities over seven days.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. None of the Funds has any present intent to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

NEW YORK INVESTMENT RISKS

The Tax-Free Fund invests in obligations of New York (the "State") issuers which result in the Tax-Free Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on various sources that are believed to be reliable but should not be considered as a complete description of all relevant information.

The State has achieved fiscal balance for the last few years after large deficits in the middle and late 1980's. Growing social service needs, education and Medicare expenditures have been the areas of largest growth while prudent program cuts and increases in revenues through service fees has enabled the State's budget to remain within balance for the last few years. The State also benefits from a high level of per capita income that is well above the national average and from significant amounts of international trade. While the State still has a large accumulated deficit as a percentage of its overall budget, the fiscal performance in recent years has demonstrated a changed political environment that has resulted in realistic revenue and expenditure projections to achieve financially favorable results. The recent budgets have included personal income tax cuts and emphasized cost control. Budgets in recent years have been delayed due to disagreements between the Governor and the New York State legislature. Last year's budget was not passed until July, four months late. Failure to pass a budget in a timely manner can have a negative impact on New York municipalities dependent upon state aid.

New York's economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State's economy through its international importance in economic sectors such as advertising, finance, and banking. The State's economy has been slow to recover after the late 1980's recession that resulted in the loss of over 400,000 jobs in the New York City metropolitan area alone. Any major changes to the financial condition of New York City would ultimately have an affect on the State.

Obligations of issuers within the State are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights of and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by the U.S. Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations, or upon the ability of the State or its political subdivisions to levy taxes. There is also the possibility that, as a result of litigation or other conditions (including delays in adopting budgets), the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

A substantial principal amount of bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, or other contractual or moral obligation provisions. Moral obligation commitments by the State impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in defaults on such obligations. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its authorities and agencies. In recent years, the State has had to appropriate large amounts of funds to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance is expected to be required in current and future fiscal years since certain localities and authorities continue to experience financial difficulties.

To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

The overall financial condition of the state can also be illustrated by changes to its debt ratings. During the period in which the state experienced financial difficulties, its general obligation long-term debt ratings as determined by Moody's and S&P decreased from A1 and A, respectively, to A and A-, which are the current ratings as of April 1997.

The Tax-Free Fund's concentration in municipal securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and its municipalities.

VISION GROUP OF FUNDS, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Vision Group of Funds, Inc., and principal occupations.

Randall I. Benderson
570 Delaware Avenue

Buffalo, NY

Birthdate: January 12, 1955

Director

Senior Vice President and Chief Operating Officer, Benderson Development Company, Inc.

Joseph J. Castiglia
Roycroft Campus

21 South Grove Street, Suite 291

East Aurora, NY  14052

Birthdate:  July 20, 1934

Director

Director, New York State Electric & Gas Corp.; Secewsow Environmental Services, Inc.; Blue Cross & Blue Shield of Western New York; Buffalo Branch, Federal Reserve Bank of New York; and Former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc.

Daniel R. Gernatt, Jr.
Richardson & Taylor Hollow Roads

Collins, NY

Birthdate:  July 14, 1940

Director

President and CFO of Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President,
Countryside Sand & Gravel, Inc.

George K. Hambleton, Jr.
670 Young Street

Tonawanda, NY

Birthdate:  February 8, 1933

Director

Former President, Brand Name Sales, Inc.; President, Hambleton & Carr, Inc.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate:  October 22, 1930

President and Treasurer

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of other funds distributed by Federated Securities Corp.; President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.

Charles L. Davis, Jr.
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 23, 1960

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of other funds distributed by Federated Securities Corp.

Victor R. Siclari
Federated Investors Tower

Pittsburgh, PA

Birthdate: November 17, 1961

Secretary

Corporate Counsel and Vice President, Federated Administrative
Services; formerly Attorney, Morrison & Foerster (law firm).

FUND OWNERSHIP

As of June 9, 1997, Officers and Directors own less than 1% of the Fund's outstanding shares.

As of June 9, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Government Fund: Tice & Co., Buffalo, New York, owned approximately 1,598,018 shares (32.62%) and Reho & Co., Buffalo, New York, owned approximately 1,729,655 shares (35.3%).

As of June 9, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Tax-Free Fund: Tice & Co., Buffalo, New York, owned approximately 421,147 shares (11.86%).

As of June 9, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Growth and Income Fund: Tice & Co., Buffalo, New York, owned approximately 1,875,462 shares (24.24%) and Reho & Co., Buffalo, New York, owned approximately 2,688,183 shares (34.75%).

As of June 9, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Capital Appreciation Fund: Tice & Co., Buffalo, New York, owned approximately 558,603 shares (18.34%) and Reho & Co., Buffalo, New York, owned approximately 1,819,443 shares (59.73%).

DIRECTORS' COMPENSATION

                                        AGGREGATE

NAME ,                                  COMPENSATION
POSITION WITH                           FROM
CORPORATION                           CORPORATION*#

Randall I. Benderson,

Director                                $8,500

Joseph J. Castiglia,

Director                                $8,000

Daniel R. Gernatt, Jr.,

Director                                $8,500

George K. Hambleton,  Jr.,
Director                                $8,000

*Information is furnished for the fiscal year ended April 30, 1997. The Corporation is the only investment company in the Fund Complex.

#The aggregate compensation is provided for the Corporation which is comprised of seven portfolios.

DIRECTOR LIABILITY

With respect to the removal of a Director of the Corporation, the Corporation's By-Laws provide, in accordance with applicable law, that a Director may be removed from the Board at a meeting of shareholders called for that purpose upon the majority vote of the shareholders of the Corporation entitled to vote at such meeting. Such a meeting shall be called by the President or the Board of Directors or at the request in writing of shareholders entitled to cast at least ten percent (10%) of the votes entitled to be cast at such meeting. Such shareholders' request shall state the purpose of the proposed meeting, and the Corporation shall inform those shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting to the other shareholders and, on payment of these costs, shall notify each shareholder entitled to notice of the meeting.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUNDS

Investment advisory services are provided to the Funds by Manufacturers and Traders Trust Company ("M&T Bank"). The advisory services provided and the expenses assumed by M&T Bank, as well as the advisory fees payable to it, are described in the Funds' prospectus.

The investment advisory agreement provides that M&T Bank shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of M&T Bank in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder. Because of internal controls maintained by M&T Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of M&T Bank's or its affiliates' lending relationships with an issuer.

Unless sooner terminated, the advisory agreement between a Fund and M&T Bank will continue in effect from year to year if such continuance is approved at least annually by the Corporation's Board of Directors, or by vote of a majority of the outstanding shares of a Fund (as defined in the prospectus), and by a majority of the Directors who are not parties to the advisory agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the advisory agreement, by vote cast in person at a meeting called for such purpose. The advisory agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Fund, or by M&T Bank. The advisory agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940.

ADVISORY FEES

For its advisory services, M&T Bank receives an annual investment advisory fee as described in the Prospectus.

For the fiscal years ended April 30, 1997, 1996, and 1995, for the Government Fund, Tax-Free Fund and Growth and Income Fund, M&T Bank earned advisory fees of $258,550, $227,041, and $192,549; $234,511,
$209,254, and $179,621; and $308,825, $102,300, and $61,445
respectively, of which $61,752, $48,652, and $166,425; $115,657,
$91,153, and $161,296; and $0, $541, and $49,196, respectively, were voluntarily waived.

In addition, for the fiscal years ended April 30, 1997, 1996, and 1995, for the Government Fund, Tax-Free Fund, and Growth and Income Fund, M&T Bank reimbursed $0, $0, and $97,631; $0, $0, and $109,458;
and $0, $0, and $112,828, respectively, of other operating expenses.

For the period from July 3, 1996 (date of initial public investment) to April 30, 1997, for the Capital Appreciation Fund, M&T Bank earned advisory fees of $137,485, of which $63,215 was voluntarily waived. In addition, M&T Bank reimbursed $67,000 of other operating expenses.

Prior to January 1, 1997, Harbor Capital Management ("Harbor") served as the Growth and Income Fund's sub-adviser. For the fiscal years ended April 30, 1996, 1995, and 1994, Harbor earned $255,750,
$153,612, and $18,659, respectively, of which $0, $122,991, and
$18,659, respectively, were voluntarily waived. For the period from April 30, 1996 to December 31, 1996, Harbor earned $297,904, of which $0 was voluntarily waived.

OTHER SERVICES

ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the Prospectus. For the fiscal years ended April 30, 1997, 1996, and 1995, the Government Fund, Tax-Free Fund, and Growth and Income Fund incurred costs for administrative services of $50,000, $49,999, and $50,000; $50,000, $50,001, and $50,000; and
$90,371, $58,037, and $50,000, respectively, of which $11,168, $9,295, and $14,920; $14,660, $10,672, and $17,273; and $0, $0, and $10,958,
respectively, were voluntarily waived. For the period from July 3, 1996 (date of initial public investment) to April 30, 1997, the Capital Appreciation Fund incurred costs for administrative services of $41,371, of which $24,932, was voluntarily waived.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, is custodian for the securities and cash of the Funds. Federated Services Company , Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company, Pittsburgh, Pennsylvania, the Funds' registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT AUDITORS

The independent auditors for the Funds are Ernst & Young LLP,
Pittsburgh, Pennsylvania.

BROKERAGE TRANSACTIONS

Pursuant to the Funds' advisory agreement, M&T Bank determines which securities are to be sold and purchased by the Fund and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities of the Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from dealers serving as market makers may include the spread between the bid and asking price. While M&T Bank generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with M&T Bank, or its affiliates, and will not give preference to M&T Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. While serving as investment adviser to the Funds, M&T Bank has agreed to maintain its policy and practice of conducting its Trust and Investment Services Division independently of its Commercial Department.

The Funds' advisory agreement provides that, in making investment recommendations for the Funds, Trust and Investment Services Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by the Funds is a customer of the Commercial Department and, in dealing with its commercial customers, the Commercial Department will not inquire or take into consideration whether securities of such customers are held by the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by M&T Bank, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by M&T Bank are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by M&T Bank to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

For the fiscal years ended April 30, 1997, 1996, and 1995, the Government Fund and Tax-Free Fund paid no brokerage commissions on brokerage transactions.

For the fiscal years ended April 30, 1997, 1996, and 1995, the Growth and Income Fund paid $304,622, $128,098, and $95,432, respectively, in commissions on brokerage transactions.

For the period from July 3, 1996 (date of initial public investment) to April 30, 1997, the Capital Appreciation Fund paid brokerage commissions in the amount of $62,973.

DESCRIPTION OF FUND SHARES

The Corporation's Articles of Incorporation authorize the Board of Directors to issue up to 10 billion full and fractional shares of Common Stock, of which seven billion shares have been classified into seven classes of one billion shares each. Three billion shares remain unclassified at this time. Shares of Classes A, B, C, D, E, F, and G Common Stock represent interests in Vision Money Market Fund, Vision Treasury Money Market Fund, Vision New York Tax-Free Money Market Fund, Vision U.S. Government Securities Fund, Vision New York Tax-Free Fund, Vision Growth and Income Fund, and Vision Capital Appreciation Fund, respectively.

The Board of Directors may classify or reclassify any unissued shares of the Corporation into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Corporation, shares of the Funds are entitled to receive the assets available for distribution belonging to the respective Funds, and a proportionate distribution, based upon the relative asset values of that Fund and the Corporation's other portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Corporation shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is not affected by a matter unless it is clear that the interests of each portfolio in the matter are identical, or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, Rule 18f-2 provides that the ratification of independent certified public accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Corporation voting without regard to class.

Notwithstanding any provision of Maryland law requiring a greater vote of the Corporation shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Corporation's Articles of Incorporation, the Corporation may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Funds and the Corporation's other portfolios (voting together without regard to class).

HOW TO BUY SHARES

Shares of the Funds are sold at net asset value plus an applicable sales charge on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. The procedures for purchasing shares of the Funds are explained in the Funds' prospectus under "How to Buy Shares."

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. M&T Bank and State Street Bank act as the shareholders' agents in depositing checks and converting them to federal funds.

DETERMINING MARKET VALUE OF SECURITIES

The market value of the Funds' portfolio securities are determined as follows:

o for bond and other fixed income securities, as determined by an independent pricing service; or

o for equity securities, according to the last sales price on a national securities exchange, if applicable; or

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices; or

o for bond and other fixed income securities, as determined by an independent pricing service; or

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

o for all other securities, at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect:
institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Funds will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Directors determine in good faith that another method of valuing option positions is necessary.

REDEEMING FUND SHARES

The Funds redeem shares at the next computed net asset value after a Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

Although the Funds intend to redeem shares in cash, they reserve the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable
Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

EXCHANGING SECURITIES FOR FUND SHARES

The Funds may accept securities in exchange for Fund shares. The Funds will allow such exchanges only upon prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Any securities exchanged must meet the investment objective and policies of a Fund and must have a readily ascertainable market value. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment in the Funds. The Funds acquire the exchanged securities for investment and not for resale. Any interest accrued or dividends declared but not paid on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Funds, along with the securities. If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated for shares of the Funds are described in the prospectus.

BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such company as agent for and upon the order of their customers. Some entities providing services to the Fund are subject to such banking laws and regulations. They believe that they may perform those services for the Fund contemplated by any agreement entered into with the Fund without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Corporation's Board of Directors would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

o derive less than 30% of its gross income from the sale of securities held less than three months;

o    invest in securities within certain statutory limits; and

o distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

No portion of any income dividend paid by the Funds is eligible for the dividends received deduction available to corporations. These dividends (to the extent taxable), and any short-term capital gains, are taxable as ordinary income.

Net income for dividend purposes includes (1) interest and dividends accrued and discount earned on a Fund's assets (including both original issue and market discount), less (2) amortization of any premium and accrued expenses directly attributable to such Fund, and the general expenses (e.g. legal, accounting and directors' fees) of the Corporation prorated to each Fund on the basis of its relative net assets.

      CAPITAL GAINS

         Capital gains experienced by a Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

TOTAL RETURN

The Government Fund's average annual total returns for the one-year period ended April 30, 1997, and for the period from September 22, 1993 (date of initial public investment) to April 30, 1997, were 1.26% and 2.59%, respectively.

The Tax-Free Fund's average annual total returns for the one-year period ended April 30, 1997, and for the period from September 22, 1993 (date of initial public investment) to April 30, 1997, were 1.92% and 3.69%, respectively.

The Growth and Income Fund's average annual total returns for the one-year period ended April 30, 1997 and for the period from November 29, 1993 (date of initial public investment) to April 30, 1997, were 12.07% and 13.75%, respectively.

The Capital Appreciation Fund's cumulative total return for the period from July 3, 1996 (date of initial public investment) to April 30, 1997, was 7.72%.

Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Capital Appreciation
Fund's total return is representative of only nine months of investment activity since the Fund's effective date.

The average annual total return for the shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The yields for the Government Fund, Tax-Free Fund, and Growth and
Income Fund for the thirty-day period ended April 30, 1997, were 5.79%, 4.60%, and 0.63%, respectively.

The yield for the Funds is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The tax-equivalent yield for the Tax-Free Fund for the thirty-day period ended April 30, 1997, was 2.95%. The tax-equivalent yield of the Tax-Free Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a combined federal and state marginal tax rate of 34.850%.

TAX-EQUIVALENCY TABLE

The Tax-Free Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Tax-Free Fund's portfolio generally remains free from federal income tax,* and often is free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.



                   TAXABLE YIELD EQUIVALENT FOR 1997

                           STATE OF NEW YORK

        TAX BRACKET:

        FEDERAL             15.00%        28.00%             31.00%               36.00%              39.60%



        COMBINED FEDERAL

        AND STATE           21.850%       34.850%            37.850%              42.850%             46.450%




        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER

        RETURN              41,200        99,600             151,750              271,050            $271,050



        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER

        RETURN              24,650        59,750             124,650              271,050            $271,050


TAX-EXEMPT

YIELD                                       TAXABLE YIELD EQUIVALENT

           1.50%            1.92%          2.30%             2.41%               2.62%               2.80%

           2.00%            2.56%          3.07%             3.22%               3.50%               3.73%

           2.50%            3.20%          3.84%             4.02%               4.37%               4.67%

           3.00%            3.84%          4.60%             4.83%               5.25%               5.60%

           3.50%            4.48%          5.37%             5.63%               6.12%               6.54%

           4.00%            5.12%          6.14%             6.44%               7.00%               7.47%

           4.50%            5.76%          6.91%             7.24%               7.87%               8.40%

           5.00%            6.40%          7.67%             8.05%               8.75%               9.34%

           5.50%            7.04%          8.44%             8.85%               9.62%              10.27%

           6.00%            7.68%          9.21%             9.65%              10.50%              11.20%



Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Tax-Free Fund.

*Some portion of the Tax-Free Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

PERFORMANCE COMPARISONS

The performance of shares of the Funds depends upon such variables as:

         o  portfolio quality;

         o  average portfolio maturity;

         o  type of instruments in which the portfolio is invested;

         o  changes in interest rates and market value of portfolio securities;

         o  changes in a Fund's expenses; and

         o  various other factors.

The Funds' performances fluctuate on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return as described above.

Investors may use financial publications and/or indices to obtain a more complete view of each Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Government Fund and the Tax-Free Fund will quote their Lipper rankings in the "General U.S. Government Funds" and the "New York Municipal Bond Funds" categories, respectively, in advertising and sales literature. (All Funds)

o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole. (Growth and Income Fund and Capital Appreciation Fund)

o LEHMAN BROTHERS GOVERNMENT (LT) INDEX is an index composed of bonds issued by the U.S. government or its agencies which have at least $1 million outstanding in principal and which have maturities of ten years or longer. Index figures are total return figures calculated monthly. (Government Fund)

o LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. Tracked by Lehman Brothers, the index has an average maturity of nine years. It calculates total returns for one month, three months, twelve months, and ten year periods, and year-to-date. (Government Fund and Growth and Income Fund)

o LEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum rating of BBB by S&P or Fitch, or a minimum rating of Baa by Moody's. (Government Fund and Growth and Income Fund)

o MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

            (Government Fund and Growth and Income Fund)

o MERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better). (Government Fund and Growth and Income Fund)

o SALOMON BROTHERS AAA-AA CORPORATE INDEX calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance. (Government Fund and Growth and Income Fund)

o SALOMON BROTHERS LONG-TERM HIGH GRADE CORPORATE BOND INDEX is an unmanaged index of long-term high grade corporate bonds issued by U.S. corporations with maturities ranging from 10 to 20 years. (Growth and Income Fund)

o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. (Government Fund and Growth and Income Fund)

o THE SALOMON BROTHERS TOTAL RATE-OF-RETURN INDEX for mortgage pass-through securities reflects the entire mortgage pass-through market and reflects their special characteristics. The index represents data aggregated by mortgage pool and coupon within a given sector. A market-weighted portfolio is constructed considering all newly created pools and coupons. (Government
     Fund)

o THE MERRILL LYNCH TAXABLE BOND INDICES include U.S. Treasury and agency issues and were designed to keep pace with structural changes in the fixed income market. The performance indicators capture all rating changes, new issues, and any structural changes of the entire market. (Government Fund)

o LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. (Government Fund and Growth and Income Fund)

o STANDARD & POOR'S DAILY STOCK PRICE INDICES OF 500 AND 400 COMMON STOCKS are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indices assume reinvestment of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

            (Growth and Income Fund and Capital Appreciation Fund)

o Russell 1000 Growth Index consists of those Russell 1000 securities with a greater-than-average growth orientation.
     Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. (Capital Appreciation Fund)

o RUSSELL 2000 SMALL STOCK INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. (Growth and Income Fund and Capital Appreciation
     Fund)

o WILSHIRE 5000 EQUITY INDEX consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. (Growth and Income Fund and Capital Appreciation
     Fund)

o CONSUMER PRICE INDEX is generally considered to be a measure of inflation. (Growth and Income Fund and Capital Appreciation Fund)

o NEW YORK STOCK EXCHANGE COMPOSITE INDEX is a market value weighted index which relates all NYSE stocks to an aggregate market value as of December 31, 1965, adjusted for capitalization changes. (Growth and Income Fund and Capital Appreciation Fund)

o VALUE LINE COMPOSITE INDEX consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income. (Growth and Income Fund and Capital Appreciation Fund)

o NASDAQ OVER-THE-COUNTER COMPOSITE INDEX covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income. (Growth and Income Fund and Capital Appreciation Fund)

o AMEX MARKET VALUE INDEX covers approximately 850 American Stock Exchange stocks and represents less than 5% of the market value of all US stocks. The AMEX is a value-weighted index calculated on price change only and does not include income. (Growth and Income Fund and Capital Appreciation Fund)

o LEHMAN BROTHERS NEW YORK TAX-EXEMPT INDEX is a total return performance benchmark for the New York long-term, investment grade, tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and prerefunded bonds. (Tax-Free Fund)

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than l,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. (All Fund)

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, such as federally insured bank products, including time deposits, bank savings accounts, certificates of deposit, and Treasury bills, and to money market funds using the Lipper Analytical Services money market instruments average. Unlike federally insured bank products, the shares of the Funds are not insured. Unlike money market funds, which attempt to maintain a stable net asset value, the net asset value of the Funds' shares fluctuates. Advertisements may quote performance information which does not reflect the effect of the sales load.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

APPENDIX

Standard & Poor's Ratings Group Bond Ratings

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible o the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc. Bond Ratings

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR-Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. Long-Term Debt Ratings

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard & Poor's Ratings Group Municipal Note Ratings

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc. Short-Term Loan Ratings

MIG1/VMIG1-This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch Investors Service, Inc. Short-Term Debt Ratings

F-1+-EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2-GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Standard & Poor's Ratings Group Commercial Paper Ratings

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Ratings

PRIME-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        92830F406
        92830F505
        92830F604
        92830F703

        G01716-07 (6/97)

VISION U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

               ANNUAL REPORT FOR FISCAL YEAR ENDED APRIL 30, 1997
     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          Ten-year Treasury securities began the fiscal year yielding 6.66% and ended the fiscal year yielding 6.72%. On the surface, not a great deal of change. But the ride was a little bumpy in between. Ten-year yields reached a peak of 7.06% on July 5, 1996 and reached a trough of 6.06% on November 29, 1996.

          What happened in 1996 and early 1997? On January 31, 1996, the Federal Reserve Board (the "Fed") lowered the federal funds rate target to 5.25% from 5.50%. The targeted rate of 5.25% remained in effect for remainder of the 1996 calendar year. On March 25, 1997, the Fed reversed course and raised the federal funds target rate back to 5.50%. This level remains in effect as of this writing. Economic growth over the past year has been stronger than what the consensus originally predicted. The year over year percentage change for the chain weighted real Gross Domestic Product for the quarter ending March 31, 1997 was 4.10%. This growth rate is also higher than the 2.0-2.5% rate that is generally recognized as the Fed's non-inflation threatening rate of economic growth. Inflation over the past year has been weaker than what the consensus originally predicted. The year over year percentage change in the Consumer Price Index ("CPI") for April 1997 is 2.50%. Looking forward, the debate in the fixed income market centers on how long the economy can grow above trend without accelerating the inflation rate. There exists strong evidence arguing against the simple position that faster economic growth necessarily leads to higher inflation. Yet, we believe a significant constituency of market participants are trading based on this simplistic notion, otherwise known as the Philips curve. The Philips curve, popular in the 1970's, but discredited in the 1980's, suggested that there was a direct trade-off between economic growth and inflation. Higher growth meant more inflation, and lower growth meant less inflation. In the real world, increased productivity and innovation are preconditions for faster, non-inflationary economic growth. If substantial growth takes place while multiple economic bottlenecks exist, inflation can become a problem. But growth against a backdrop of high productivity may be disinflationary rather than inflationary. The difficulty before us, moving forward, is to discern whether we have productivity led growth or bottleneck constrained growth. In an environment where bond yields are increasing due to investor fears of faster economic growth, buying opportunities surface as we possess evidence that this growth is productivity based.

          The Vision U.S. Government Securities Fund posted a 6.05%** total return, on a net asset value basis for the one-year period ended April 30, 1997. The corresponding one-year number for the Lipper General U.S. Government Fund Index* was 5.79% and the Morningstar General Government Fund Average+ one-year total return was 5.65%. Our current duration is very similar to the market average. We are slightly overweighted in mortgage-backed securities, reflecting a view that interest rate volatility should be subdued. 99% of the portfolio is invested in AAA rated securities, reflecting our view that risk premiums for A rated corporate paper are too low.

      *This index is unmanaged.

     **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price, which includes applicable sales charges, was 1.26%.

      +Morningstar figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

     VISION U.S. GOVERNMENT SECURITIES FUND

     ---------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN VISION U.S. GOVERNMENT SECURITIES FUND

          The graph below illustrates the hypothetical investment of $10,000 in the Vision U.S. Government Securities Fund (the "Fund") from September 22, 1993 (start of performance) to April 30, 1997, compared to the Lehman Brothers Aggregate Bond Index ("LBABI").+

           "Graphic representation "A" omitted.  See Appendix."

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JUNE 30, 1997, AND, TOGETHER WITH FINANCIAL STATEMENTS CONTAINED THEREIN,

     CONSTITUTES THE FUND'S ANNUAL REPORT.

      *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge= $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect reinvestment of dividends on securities in the index.

     **Total return quoted reflects all maximum applicable sales charges.

      +The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

       This index is unmanaged.

VISION NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------

               ANNUAL REPORT FOR FISCAL YEAR ENDED APRIL 30, 1997
     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

         The Bond Buyer 40 Index* (the "Bond Buyer 40") (yield to par basis) began the fiscal year at 6.50% and ended the fiscal year at 6.15%. The index yields first increased to 6.72% on May 7, 1996 before declining to 5.69% on December 3, 1996. Measured as a percentage of the U.S. 30-year Treasury yield, the Bond Buyer 40 yield-to-par index ranged between 86.1% on September 17, 1996 to 97.0% on May 8, 1996. This ratio ended the fiscal year at 88.5%.

         What happened in 1996 and early 1997? On January 31, 1996, the Federal Reserve Board (the "Fed") lowered the federal funds rate target to 5.25% from 5.50%. The targeted rate of 5.25% remained in effect for remainder of the 1996 calendar year. On March 25, 1997, the Fed reversed course and raised the federal funds target rate back to 5.50%. This level remains in effect as of this writing. Economic growth over the past year has been stronger than what the consensus originally predicted. The year over year percentage change for the chain weighted real Gross Domestic Product for the quarter ending March 31, 1997 was 4.10%. This growth rate is also higher than the 2.0-2.5% rate that is generally recognized as the Fed's non-inflation threatening rate of economic growth. Inflation over the past year has been weaker than what the consensus originally predicted. The year over year percentage change in the Consumer Price Index ("CPI") for April 1997 is 2.50%. Looking forward, the debate in the fixed income market centers on how long the economy can grow above trend without accelerating the inflation rate. There exists strong evidence arguing against the simple position that faster economic growth necessarily leads to higher inflation. Yet, we believe a significant constituency of market participants are trading based on this simplistic notion, otherwise known as the Philips curve. The Philips curve, popular in the 1970's, but discredited in the 1980's, suggested that there was a direct trade-off between economic growth and inflation. Higher growth meant more inflation, and lower growth meant less inflation. In the real world, increased productivity and innovation are preconditions for faster, non-inflationary economic growth. If substantial growth takes place while multiple economic bottlenecks exist, inflation can become a problem. But growth against a backdrop of high productivity may be disinflationary rather than inflationary. The difficulty before us, moving forward, is to discern whether we have productivity led growth or bottleneck constrained growth. In an environment where bond yields are increasing due to investor fears of faster economic growth, buying opportunities surface as we possess evidence that this growth is productivity based.

         The Vision New York Tax-Free Fund posted a 6.76%** total return on a net asset value basis, for the one-year period ended April 30, 1997. The corresponding one year number for the Lipper New York Municipal Debt Fund Index+ was 6.17% and the Morningstar New York Municipal Bond Average one-year total return was 5.80%. Municipal securities have recently outperformed government securities. Some of this outperformance is a result of the unwinding of the "flat tax" risk premium that was built into yields at the beginning of the fiscal year. Additional outperformance is partly the result of lower supply levels of tax-exempt securities. We are taking advantage of the current situation by taking profits and reducing our exposure to longer dated securities. At the same time we are continually striving to increase the current distribution rate of the portfolio. The portfolio quality is very high because the spread on lower rated securities is not sufficient relative to the risks assumed.

    *The Bond Buyer 40 Bond Index is comprised of 40 actively quoted and traded long-term municipal bonds. This index is unmanaged.

   **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price, which includes applicable sales charges, was 1.92%. Income may be subject to the federal alternative minimum tax.

    +This index is unmanaged.

 ++Morningstar figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

     VISION NEW YORK TAX-FREE FUND

     ---------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN VISION NEW YORK TAX-FREE FUND

          The graph below illustrates the hypothetical investment of $10,000 in the Vision New York Tax-Free Fund (the "Fund") from September 22, 1993 (start of performance) to April 30, 1997, compared to the Lehman Brothers New York Tax-Exempt Index ("LBNYTEI").+

            "Graphic representation "B" omitted.  See Appendix."

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JUNE 30, 1997, AND TOGETHER WITH THE FINANCIAL STATEMENTS CONTAINED

     THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

      *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge= $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYTEI has been adjusted to reflect reinvestment of dividends on securities in the index.

     **Total return quoted reflects all applicable sales charges.

      +The LBNYTEI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

       This index is unmanaged.

VISION GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

               ANNUAL REPORT FOR FISCAL YEAR ENDED APRIL 30, 1997
     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

         The Vision Growth and Income Fund achieved good results over the past year as the stock market continued to advance. For the fiscal year ended April 30, 1997, the fund's total portfolio return was 18.61%*, based on net asset value. The Lipper Growth and Income Mutual Fund Average+ generated a return of 17.76%, while the Standard and Poor's 500 Index ("S&P 500")** increased by 25.12%.

         This past calendar year provided an environment that fostered excellent returns for the fund. Additionally, the current calendar year appears to be yielding a setting for improvements with regard to fund management and portfolio composition.

         M&T Bank has assumed the daily investment management responsibilities of the Vision Growth & Income fund and no longer has a sub-advisory contract with Harbor Capital Management. As investment adviser, M&T Bank began actively managing the Growth and Income Fund on January 2, 1997.

         The stock market was led by a narrowing group of leadership stocks during fiscal 1997. The Standard & Poor's 100 Index ("S&P 100")**, which represents the largest 100 stocks within the S&P 500, increased by 27.17% and the narrower Dow Jones Industrials rose 28.63%. Further, the growth style of management dominated in large company stocks. The S&P/BARRA Growth Index**, made up of larger company growth stocks, returned 30.52%, while the comparable S&P/BARRA Value Index** rose by 19.87%. Viewing the stocks of small to mid-sized companies, the Russell 2000 Index** returned 0.08% and the Russell Mid-Cap Growth Index** was up 10.94%, both substantially lagging the S&P 500.

         Through the first three quarters of fiscal 1997, the Vision Growth and Income Fund was positioned in the large company growth and value sectors, which provided good capital appreciation. However, better opportunities appear to be prevalent in mid-sized company stocks as large company stock valuations reach all time highs. The fund repositioned its portfolio during the fourth quarter of fiscal 1997 to take advantage of valuation disparity between large- and mid-sized company stocks.

         The economy appears sound and some indicators suggest that enough strength may be present to raise concern that inflationary pressures are building. On March 25, 1997, the Federal Open Market Committee raised the federal funds rate by 25 basis points to 5.5%. This action had been fully discounted by the stock and bond markets. As has been the case in the past, the Federal Reserve Board appears to be following the market, not leading it. We do not, however, expect this to be the beginning of a series of increases in the federal funds rate that will force growth to slow and bring the, as yet undefined, inflationary pressures under control. We continue to see this as an economy similar to 1996 with strong quarters and weak quarters and the net result somewhere near the 2.5%-3.0% rate of real Growth Domestic Product growth.

         We have refocused on mid-sized companies that offer value with a reasonable expectation of growth. This sector continues to be undervalued and is poised to outperform if the market continues to broaden beyond the S&P 100. We feel that the value found in financial and technology stocks, coupled with reduced earnings volatility found in firms that do not have excessive foreign exchange exposure, offer attractive opportunities moving forward.

     *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price, which includes applicable sales charges, was 12.07%.

    **These indices are unmanaged.

     +Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

     VISION GROWTH AND INCOME FUND

     ---------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN VISION GROWTH AND INCOME FUND

          The graph below illustrates the hypothetical investment of $10,000 in Vision Growth and Income Fund (the "Fund") from
     November 29, 1993 (start of performance) to April 30, 1997, compared to the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500").+

             "Graphic representation "C" omitted.  See Appendix."

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JUNE 30, 1997, AND TOGETHER WITH THE FINANCIAL STATEMENTS CONTAINED

     THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

      *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge= $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

     **On July 1, 1996 the sales charge for the Vision Growth and Income Fund changed to 5.5%. The total returns above are based on the original 4.5% sales charge.

      +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

       This index is unmanaged.

VISION CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

               ANNUAL REPORT FOR FISCAL YEAR ENDED APRIL 30, 1997
     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          The Vision Capital Appreciation Fund has recorded impressive returns since its inception on July 2, 1996. For the fiscal year ended April 30, 1997, the fund returned 13.97%*, based on net asset value. This performance exceeded the Russell Mid-Cap Growth Index** benchmark by 8.94 percentage points. The Russell Mid-Cap Growth Index returned 5.03% for the same period. The Lipper Mid-Cap Funds Average*** returned -1.78% for the same period.

          With the economy continuing to show strength and the absence of significant inflationary pressures, corporate earnings have pushed the stock market to new highs. Following the first quarter fear of "irrational exuberance", the Federal Reserve Board has stayed on the sidelines following the March increase in the Fed Funds rate by 25 basis points. The market continues to be volatile, but we feel that this represents an opportunity for the long-term investor. Periodic market corrections of 10% or more are a normal occurrence in the financial markets and are more problematic for the short-term trader than the long-term investor.

          Investors have started to expand their investment portfolios. Following the strong run of the 30 stocks that comprise the Dow Jones Industrial Average, the relative valuation between large and mid to small company stocks is reaching historic levels in favor of the smaller stocks. We feel that the stocks of smaller companies should begin to show strength. Ending April 1997, the Russell 2000 Index** posted its second worse trailing 12 month period of under performance relative to the Standard & Poor's 500 Index**. Studies show that in the six month period following significant relative under performance, stocks of mid-sized and small companies have returned well above 20% on an absolute basis. Our portfolio strategy of investing in mid-sized growth stocks positions the fund to benefit from the flow of money into these names as investors seek out these stocks that have attractive valuations with above average growth prospects.

          The Vision Capital Appreciation Fund continues to have a bias toward the technology, financial and energy sectors. A review of our top holdings shows names such as EMC Corp., a high capacity memory storage company; Charles Schwab, a discount brokerage firm; and Tosco Corp., a refining and marketing company. While we continue to favor these sectors, our investment team is constantly reviewing new opportunities based on our quantitative analysis, macro economic factors and company specific issues.

          We believe that the Vision Capital Appreciation Fund is well positioned to experience superior performance in the second half of the calendar year relative to stocks of large companies. Our optimism is bouyed by the signs of a general market move into mid-sized names, the prospect for a capital gains tax reduction and continued strong corporate earnings. The fund is committed to purchasing stocks of mid-capitalization companies experiencing strong earnings growth but trading at a discount to their growth rate.

      *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price, which includes applicable sales charges, was 7.72%.

     **These indices are unmanaged.

     ***Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

     VISION CAPITAL APPRECIATION FUND

     ---------------------------------------------------------------------------

           GROWTH OF $10,000 INVESTED IN VISION CAPITAL APPRECIATION FUND

         The graph below illustrates the hypothetical investment of $10,000 in Vision Capital Appreciation Fund (the "Fund") from July 3, 1996 (start of performance) to April 30, 1997, compared to the Russell Mid-Cap Growth Index ("Russell Mid-Cap Growth").+

                "Graphic representation "D" omitted.  See Appendix."

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JUNE 30, 1997, AND TOGETHER WITH THE FINANCIAL STATEMENTS CONTAINED

     THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

      *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge= $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Mid-Cap Growth has been adjusted to reflect reinvestment of dividends on securities in the index.

     **Total return quoted reflects all applicable sales charges.

      +The Russell Mid-Cap Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

[LOGO]FEDERATED INVESTORS

Federated Securities Corp., Distributor

[LOGO OF RECYCLED PAPER]

           Cusip 92830F406
           Cusip 92830F505
           Cusip 92830F604
           Cusip 92830F703
           G00158-02 (6/97)

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Vision U.S. Government Securities Fund ("Government Fund") is represented by a solid line, whereas the Lehman Brothers Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Fund and Lehman Brothers Aggregate Bond Index for the period from September 22, 1993 (start of performance) to April 30, 1997. The "y" axis reflects computation periods from the ending value of the hypothetical investment in the Government Fund as compared to Lehman Brothers Aggregate Bond Index; the ending values are $10,967 and $12,035, respectively. Beneath the line graph are the following total return data for the Government Fund: total return figures for the one-year period and start of performance to date average annual total returns are as follows: 1.26% and 2.59%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Vision New York Tax-Free Fund ("New York Tax-Free Fund") is represented by a solid line, whereas the Lehman Brothers New York Tax-Exempt Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the New York Tax-Free Fund and Lehman Brothers New York Tax-Exempt Index for the period from September 22, 1993 (start of performance) to April 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the New York Tax-Free Fund as compared to Lehman Brothers New York Tax-Exempt Index; the ending values are $11,398 and $11,706, respectively. Beneath the line graph are the following total return data for the New York Tax-Free Fund: total return figures for the one-year period and start of performance to date average annual total returns are as follows: 1.92% and 3.69%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Vision Growth and Income Fund ("Growth and Income Fund") is represented by a solid line, whereas the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Growth and Income Fund and S&P 500 for the period from September 22, 1993 (start of performance) to April 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Growth and Income Fund as compared to S&P 500; the ending values are $15,703 and $18,882, respectively. Beneath the line graph are the following total return data for the Growth and Income Fund: total return figures for the one-year period and start of performance to date average annual total returns are as follows: 13.28% and 14.10%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Vision Capital Appreciation Fund ("Capital Appreciation Fund") is represented by a solid line, whereas the Russell Mid-Cap Growth Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Capital Appreciation Fund and Russell Mid-Cap Growth Index for the period from July 3, 1996 (start of performance) to April 30, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment of the Capital Appreciation Fund as compared to the Russell Mid-Cap Growth Index; the ending values are $10,770 ad $10,454, respectively. Beneath the line graph is the following cumulative total return of 7.72% for the period from July 3, 1996 (start of performance) to April 30, 1997.